1933 Act Registration No. 333-103450
                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-14AE

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                      [ ] Pre-Effective    [X] Post-Effective
                           Amendment No.       Amendment No. 1


                       EVERGREEN SELECT MONEY MARKET TRUST
               (Evergreen Prime Cash Management Money Market Fund) [Exact Name of Registrant as Specified in Charter)

                 Area Code and Telephone Number: (617) 210-3200

                               200 Berkeley Street
                           Boston, Massachusetts 02116
                       -----------------------------------
                    (Address of Principal Executive Offices)

                             Michael H. Koonce, Esq.
                               200 Berkeley Street
                           Boston, Massachusetts 02116
                    -----------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                              David Mahaffey, Esq.
                  Sullivan & Worcester LLP 1666 K Street, N.W.
                             Washington, D.C. 20006

                      EVERGREEN SELECT MONEY MARKET TRUST

                                    PART A

                           PROSPECTUS/PROXY STATEMENT

                   EVERGREEN CASH MANAGEMENT MONEY MARKET FUND

                               200 Berkeley Street

                                Boston, MA 02116

April 11, 2003

Dear Shareholder,

         As a shareholder of Evergreen Cash Management Money Market Fund ("Cash Management Fund"), you are invited to vote on a proposal to merge Cash Management Fund into Evergreen Prime Cash Management Money Market Fund ("Prime Cash Fund"), another mutual fund within the Evergreen family of funds (the "Merger"). The Board of Trustees of Evergreen Select Money Market Trust has approved the Merger and recommends that you vote FOR this proposal.

     If approved by shareholders, this is how the Merger will work:

o Your Fund will transfer its assets and identified liabilities to Prime Cash Fund.

o Prime Cash Fund will issue new shares that will be distributed to you in an amount equal to the value of your Cash Management Fund shares. You will receive Administrative, Institutional, Investor, Institutional Service, Participant, Resource or Reserve shares of Prime Cash Fund, depending on the class of shares of Cash Management Fund you currently hold. Although the number of shares you hold may change, the total value of your investment will not change as a result of the Merger.

o You will not incur any sales loads or similar transaction charges as a result of the Merger.

     The Merger is intended to be a non-taxable event for shareholders for federal income tax purposes. Details about Prime Cash Fund's investment objective, portfolio management team, performance, etc., along with additional information about the proposed Merger, are contained in the attached prospectus/proxy statement. Please take the time to familiarize yourself with this information.

     Votes on the proposal will be cast at a special meeting of Cash Management Fund's shareholders to be held on May 30, 2003. Although you are welcome to attend the meeting in person, you do not need to do so in order to vote your shares. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the postage paid envelope provided, or vote via one of the other methods mentioned below. Instructions on how to vote are included at the end of the prospectus/proxy statement.

     If you have any questions about the proposal or the proxy card, please call Alamo Direct Mail Services, Inc., our proxy solicitor, at 866.204.6482 (toll free). You may record your vote by telephone or Internet by following the voting instructions as outlined on your proxy card. If Cash Management Fund does not receive your vote after several weeks, you may receive a telephone call from Alamo Direct Mail Services, Inc. requesting your vote. The expenses of the Merger, including the costs of soliciting proxies, will be paid by Evergreen Investment Management Company, LLC.

     Thank you for taking this matter seriously and participating in this important process.

                                     Sincerely,

                                     [Signature]

                                     William M. Ennis

                                     President and Chief Executive Officer
                                     Evergreen Investment Company, Inc.

                   EVERGREEN CASH MANAGEMENT MONEY MARKET FUND

                               200 Berkeley Street

                           Boston, Massachusetts 02116

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON MAY 30, 2003

          A Special Meeting (the "Meeting") of Shareholders of Evergreen Cash Management Money Market Fund ("Cash Management Fund"), a series of Evergreen Select Money Market Trust, will be held at the offices of Evergreen Investments, 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116 on May 30, 2003 at 10:00 a.m. Eastern time, and any adjournments thereof, for the following purposes:

1. To consider and act upon the Agreement and Plan of Reorganization (the "Plan") dated as of February 28, 2003, providing for the acquisition of all the assets of Cash Management Fund by Evergreen Prime Cash Management Money Market Fund ("Prime Cash Fund"), also a series of Evergreen Select Money Market Trust, in exchange for shares of Prime Cash Fund and the assumption by Prime Cash Fund of the identified liabilities of Cash Management Fund. The Plan also provides for distribution of those shares of Prime Cash Fund to shareholders of Cash Management Fund in liquidation and subsequent termination of Cash Management Fund. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of Cash Management Fund.

2. To transact any other business which may properly come before the Meeting or any adjournment or adjournments thereof.

         On behalf of Cash Management Fund, the Trustees of Evergreen Select Money Market Trust have fixed the close of business on February 28, 2003 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO SIGN WITHOUT DELAY AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, OR VOTE USING ONE OF THE OTHER METHODS DESCRIBED AT THE END OF THE PROSPECTUS/PROXY STATEMENT SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                                  By order of the Board of Trustees

                                  Michael H. Koonce

                                  Secretary

April 11, 2003

                   INFORMATION RELATING TO THE PROPOSED MERGER

                                       of

                  EVERGREEN CASH MANAGEMENT MONEY MARKET FUND,

                 a series of Evergreen Select Money Market Trust

                                      into

               EVERGREEN PRIME CASH MANAGEMENT MONEY MARKET FUND,

                 a series of Evergreen Select Money Market Trust

         This prospectus/proxy statement contains the information you should know before voting on the proposed merger ("Merger") of Evergreen Cash Management Money Market Fund ("Cash Management Fund") into Evergreen Prime Cash Management Money Market Fund ("Prime Cash Fund "). If approved, the Merger will result in your receiving shares of Prime Cash Fund in exchange for your shares of Cash Management Fund. The investment objectives of Cash Management Fund and Prime Cash Fund (the "Funds") are similar. The investment objective of Cash Management Fund is to seek to achieve as high a level of current income as is consistent with preserving capital and providing liquidity. The investment objective of Prime Cash Fund is to seek to provide current income consistent with stability of principal and liquidity.

         Please read this prospectus/proxy statement carefully and retain it for future reference. Additional information concerning each Fund and the Merger is contained in the documents described in the box below, all of which have been filed with the Securities and Exchange Commission ("SEC").

                  MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE

--------------------------------------------------------------------- -------------------------------------------------------------
See:                                                                  How to get these documents:
--------------------------------------------------------------------- -------------------------------------------------------------
--------------------------------------------------------------------- -------------------------------------------------------------
Prospectuses for Administrative, Institutional, Investor,             The Funds make all of these documents available to you free
Institutional Service, Participant, Resource and Reserve              of charge if you:
shares of Prime Cash Fund, dated April   1,   2003, which              o        Call 866.204.6482, or
accompanies this prospectus/proxy statement.                           o        Write the Funds at 200 Berkeley Street, Boston,
                                                                                Massachusetts 02116-5034.
Prospectuses for Administrative, Institutional, Investor,
Institutional Service, Participant, Resource and Reserve shares of     You can also obtain any of these documents for a fee from the
Cash Management Fund, dated July 1, 2002, supplemented March 3,          SEC if you:
2003.                                                                   o        Call the SEC at 202.942.8090.

                                                                       Or for free if you:
                                                                        o        Go to the EDGAR Database on the SEC's Website
                                                                                (http://www.sec.gov).
Statement of additional information for Prime Cash Fund, dated
April 1, 2003.                                                         To ask questions about this prospectus/proxy statement:
                                                                        o        Call 866.204.6482, or
Statement of additional  information for Cash Management  Fund,         o        Write to the Funds  at 200 Berkeley Street, Boston,
dated  July  1,  2002.                                                         Massachusetts 02116-5034.

Annual report for Prime Cash Fund, dated November 30, 2002.

Annual report for Cash Management Fund, dated February 28, 2002.

Semi-annual report for Cash Management Fund, dated August 31, 2002.

Statement of additional information, dated April 11, 2003, which relates to this prospectus/proxy statement and the Merger.
--------------------------------------------------------------------- -------------------------------------------------------------

         Information relating to each Fund contained in the Fund's Annual report, Semi-annual report, prospectus(es) and statement of additional information, as well as the statement of additional information relating to this prospectus/proxy statement, is incorporated by reference into this prospectus/proxy statement. This means that such information is legally considered to be part of this prospectus/proxy statement.

         The Securities and Exchange Commission has not determined that the information in this prospectus/proxy statement is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

         The shares offered by this prospectus/proxy statement are not deposits of a bank, and are not insured, endorsed or guaranteed by the FDIC or any government agency and involve investment risk, including possible loss of your original investment.

            The address of both Funds is 200 Berkeley Street, Boston,
              Massachusetts 02116-5034 (Telephone: 800.343.2898).

                 PROSPECTUS/PROXY STATEMENT DATED APRIL 11, 2003

                                TABLE OF CONTENTS

SUMMARY........................................................................3
     What are the key features of the Merger? .................................3
     After the Merger, what class of shares of Prime Cash Fund will I own? ....3
     How do the Funds' investment objectives, principal investment strategies and risks compare? ....................................................3
     How do the Funds' sales charges and expenses compare?  Will I be able to buy, sell and exchange shares the same way? ........................4
     How do the Funds' performance records compare? ...........................6
     Who will be the Investment Advisor of my Fund after the Merger? What will the advisory fee be after the Merger?.............................7
     What will be the primary federal income tax consequences of the Merger? ..8
RISKS..........................................................................8
     What are the primary risks of investing in each Fund? ....................8
     Are there any other risks of investing in each Fund?......................8
MERGER INFORMATION.............................................................9
     Reasons for the Merger....................................................9
     Agreement and Plan of Reorganization.....................................10
     Federal Income Tax Consequences..........................................11
     Pro-forma Capitalization.................................................12
     Distribution of Shares...................................................13
     Purchase and Redemption Procedures.......................................14
     Dividend Policy..........................................................14
     Exchange Privileges......................................................14
INFORMATION ON SHAREHOLDERS' RIGHTS...........................................14
     Form of Organization.....................................................14
     Capitalization...........................................................14
     Shareholder Liability....................................................15
     Shareholder Meetings and Voting Rights...................................15
     Liquidation..............................................................15
     Liability and Indemnification of Trustees................................15
VOTING INFORMATION CONCERNING THE MEETING.....................................16
     Shareholder Information..................................................17
FINANCIAL STATEMENTS AND EXPERTS..............................................20
LEGAL MATTERS.................................................................20
ADDITIONAL INFORMATION........................................................20
OTHER BUSINESS................................................................20
INSTRUCTIONS FOR EXECUTING PROXY CARDS........................................22
OTHER WAYS TO VOTE YOUR PROXY.................................................22
EXHIBIT A....................................................................A-1
EXHIBIT B....................................................................B-1

                                     SUMMARY

         This section summarizes the primary features and consequences of the Merger. This summary is qualified in its entirety by reference to the additional information contained elsewhere in this prospectus/proxy statement, and its statement of additional information, in each Fund's prospectus(es), annual report, semi annual report and statement of additional information and in the Agreement and Plan of Reorganization (the "Plan").

[GRAPHIC OMITTED][GRAPHIC OMITTED] What are the key features of the Merger?

     The Plan sets forth the key features of the Merger. For a complete description of the Merger, see the Plan, attached as Exhibit A to this prospectus/proxy statement. The Plan generally provides for the following:

o the transfer of all of the assets of Cash Management Fund to Prime Cash Fund in exchange for shares of Prime Cash Fund.
o the assumption by Prime Cash Fund of the identified liabilities of Cash Management Fund. (The identified liabilities consist only of those liabilities reflected on Cash Management Fund's statement of assets and liabilities determined immediately preceding the Merger.)
o the liquidation of Cash Management Fund by distributing the shares of Prime Cash Fund to Cash Management Fund's shareholders.
o the structuring of the Merger as a tax-free reorganization for federal income tax purposes.

     The Merger is scheduled to take place on or about June 16, 2003.

[GRAPHIC OMITTED][GRAPHIC OMITTED] After the Merger, what class of shares of Prime Cash Fund will I own?

------------------------------------------  -----------------------------------
If you own this class of shares of          You will get this class of shares
Cash Management Fund:                       of Prime Cash Fund:
------------------------------------------- -----------------------------------
------------------------------------------- -----------------------------------
Administrative (Class AD)                   Administrative (Class AD)

------------------------------------------- -----------------------------------
------------------------------------------- -----------------------------------
Institutional (Class I)                     Institutional (Class I)

------------------------------------------- -----------------------------------
------------------------------------------- -----------------------------------
Investor (Class IN)                         Investor (Class IN)

------------------------------------------- -----------------------------------
------------------------------------------- -----------------------------------
Institutional Service (Class IS)            Institutional Service (Class IS)
------------------------------------------- -----------------------------------
------------------------------------------- -----------------------------------
Participant (Class P)                       Participant (Class P)

------------------------------------------- -----------------------------------
------------------------------------------- -----------------------------------
Resource (Class RC)                         Resource (Class RC)

------------------------------------------- -----------------------------------
------------------------------------------- -----------------------------------
Reserve (Class RV)                          Reserve (Class RV)

------------------------------------------- -----------------------------------

         The new shares you receive will have the same total value as your Cash Management Fund shares as of the close of business on the day immediately prior to the Merger.

         The Trustees of Evergreen Select Money Market Trust, including the Trustees who are not "interested persons" (the "Independent Trustees"), as that term is defined in the Investment Company Act of 1940 as amended, (the "1940 Act"), have concluded that the Merger would be in the best interest of Cash Management Fund and its shareholders, and that existing shareholders' interests will not be diluted as a result of the Merger. Accordingly, the Trustees have submitted the Plan for the approval of Cash Management Fund's shareholders. The Trustees of Evergreen Select Money Market Trust have also approved the Plan on behalf of Prime Cash Fund.

[GRAPHIC OMITTED][GRAPHIC OMITTED] How do the Funds' investment objectives, principal investment strategies and risks compare?

         The following table highlights the comparison between the Funds with respect to their investment objectives and principal investment strategies as set forth in each Fund's prospectus and statement of additional information:

----------------------------- ------------------------------------------------- -------------------------------------------------
                              Cash Management Fund                              Prime Cash Fund

----------------------------- ------------------------------------------------- -------------------------------------------------
----------------------------- ------------------------------------------------- -------------------------------------------------
INVESTMENT OBJECTIVES         To seek to achieve as high a level of current     To seek to provide current income consistent
                              income as is consistent with preserving capital   with stability of principal and liquidity.
                              and providing liquidity.
----------------------------- ------------------------------------------------- -------------------------------------------------
----------------------------- ------------------------------------------------- -------------------------------------------------
                              o        Invests in money market securities       o        Invests exclusively in money market
PRINCIPAL INVESTMENT                  including certificates of deposit and             instruments (high quality, short-term
STRATEGIES                            bankers' acceptances, commercial paper,           debt securities) which include notes,
                                      U.S. Treasury obligations, short-term             bonds, debentures, commercial paper,
                                      corporate obligations and repurchase              interests in bank loans to companies,
                                      agreements determined to present                  certificates of deposit, bankers'
                                      minimal credit risk.                              acceptances and repurchase agreements
                              o        Invests principally in short-term                determined to present minimal credit
                                      corporate debt securities.                        risk.
                              o        May invest in short-term securities      o        May invest in U.S. Treasury
                                      issued or guaranteed by the U.S.                  obligations.
                                      government or its agencies or             o        The portfolio manager focuses on the
                                      instrumentalities.                                interest rate environment in
                              o        May invest up to 30% of its assets in            determining which securities to
                                      bank certificates of deposit and                  purchase for the portfolio. Generally,
                                      bankers' acceptances payable in U.S.              in a rising rate environment, the Fund
                                      dollars and issued by foreign banks               will invest in securities of shorter
                                      (including U.S. branches of foreign               maturities. If interest rates are high,
                                      banks) or by foreign branches of U.S.             the Fund will generally invest in
                                      banks. The Fund may also invest in                securities with longer maturities;
                                      commercial paper.                                 however, the Fund will not acquire any
                              o        The portfolio managers focus primarily           security with a remaining maturity of
                                      on the interest rate environment in               greater than 397 days. Other factors
                                      determining which securities to                   the portfolio manager will consider in
                                      purchase for the portfolio. Generally,            selecting portfolio securities include
                                      in a rising rate environment, the Fund            the shape of various yield curves and
                                      will invest in securities of shorter              relative duration.
                                      maturities. If interest rates are high,
                                      the  Fund   will   generally   invest   in
                                      securities    with   longer    maturities;
                                      however,  the Fund  will not  acquire  any
                                      security  with  a  remaining  maturity  of
                                      greater than 397 days.
----------------------------- ------------------------------------------------- -------------------------------------------------

         A portion of the securities held by Cash Management Fund may be disposed of in connection with the Merger and this could result in additional portfolio transaction costs to the Funds and capital gains to shareholders.

         A principal risk of investing in each of the Funds is interest rate risk (interest rate risk is triggered by the tendency for the value of debt securities and certain dividend paying stocks to fall when interest rates go
up). Both Funds are also subject to credit risk (the value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time). For a detailed comparison of the Funds' risks, see the section entitled "Risks" below.

         Although both Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

         The Funds have other investment policies, practices and restrictions which, together with their related risks, are also set forth in each Fund's prospectus and statement of additional information.

[GRAPHIC OMITTED][GRAPHIC OMITTED] How do the Funds' sales charges and expenses compare? Will I be able to buy, sell and exchange shares the same way?

         Class AD, Class I, Class IN, Class IS, Class P, Class RC and Class RV shares of Cash Management Fund and Prime Cash Fund are not subject to any sales charges. The procedures for buying, selling and exchanging shares of the Funds are identical. For more information, see "Purchase and Redemption Procedures" and "Exchange Privileges" below.

         The following tables allow you to compare the expenses of the two Funds. The table entitled "Prime Cash Fund Pro Forma" also shows you what the sales charges will be and what the expenses are estimated to be assuming the Merger takes place.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

-----------------------------------------------------------  ---------------------------------------------------------------------
Cash  Management  Fund  (based on  expenses  for the         Prime Cash Fund (based on expenses for the fiscal year ended
fiscal year ended  February 28, 2002)                                    November 30, 2002) (1)
-----------------------------------------------------------  ---------------------------------------------------------------------
------------- ------------- ------- ---------- ------------  ---------- ------------- -------- ---------- ------------ -----------
                                               Total Fund                                                                Total
               Management   12b-1   Other       Operating                  Management   12b-1    Other      Total Fund   Fund
                  Fees       Fees   Expenses    Expenses                      Fees       Fees    Expenses    Operating   Operating
                                                   (2)                                                       Expenses    Expenses
                                                                                                              (Before    (After
                                                                                                              Waiver)    Waiver)
                                                                                                                            (3)
Class AD         0.22%      0.05%     0.17%       0.44%        Class AD      0.30%       0.05%     0.08%       0.43%       0.28%
Class I          0.22%      0.00%     0.17%       0.39%        Class I       0.30%       0.00%     0.08%       0.38%       0.18%
Class IN         0.22%      0.10%     0.17%       0.49%        Class IN      0.30%       0.10%     0.08%       0.48%       0.33%
Class IS         0.22%      0.25%     0.17%       0.64%        Class IS      0.30%       0.25%     0.08%       0.63%       0.48%
Class P          0.22%      0.50%     0.17%       0.89%        Class P       0.30%       0.50%     0.08%       0.88%       0.73%
Class RC         0.22%      0.80%     0.17%       1.19%        Class RC      0.30%       0.80%     0.08%       1.18%       1.03%
Class RV         0.22%      0.65%     0.17%       1.04%        Class RV      0.30%       0.65%     0.08%       1.03%       0.88%
------------- ------------- ------- ---------- ------------    ---------- ------------- -------- ---------- ------------ -----------

-------------------------------------------------------------------------------
                                 Prime Cash Fund
                                    Pro Forma
             (based on what the estimated combined expenses of Prime
                Cash Fund would have been for the 12 months ended
                               November 30, 2002)
-------------------------------------------------------------------------------
--------- ------------ ------------ ----------- --------------- ---------------
                                                  Total Fund      Total Fund
            Management   12b-1 Fees     Other     Operating       Operating
               Fees                   Expenses     Expenses        Expenses
                                                   (Before          (After
                                                   Waiver)       Waiver) (4)
Class AD      0.30%        0.05%        0.08%       0.43%           0.28%
Class I       0.30%        0.00%        0.08%       0.38%           0.23%
Class IN      0.30%        0.10%        0.08%       0.48%           0.33%
Class IS      0.30%        0.25%        0.08%       0.63%           0.48%
Class P       0.30%        0.50%        0.08%       0.88%           0.73%
Class RC      0.30%        0.80%        0.08%       1.18%           1.03%
Class RV      0.30%        0.65%        0.08%       1.03%           0.88%
--------- ------------ ------------ ----------- --------------- ---------------

(1) The expenses for Classes AD, IN, IS, P, RC and RV are estimated for the fiscal year ending February 28, 2004 based on the actual expenses of Class I for the fiscal year ended February 28, 2002, adjusted for 12b-1 fees. The expenses for Class I are for the fiscal year ended November 30, 2002. The Fund changed its fiscal year end from November 30 to February 28, effective February 28, 2003.

(2) From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these waivers or reimbursements at any time. The Annual Fund Operating Expenses do not reflect fee waivers and expense reimbursements. Including fee waivers and expense reimbursements, Total Fund Operating Expenses were 0.23% for Class AD, 0.18% for Class I, 0.28% for Class IN, 0.43% for Class IS, 0.68% for Class P, 0.98% for Class RC and 0.83% for Class RV.

(3) The Fund's investment advisor has agreed to contractually waive the management fee and/or reimburse expenses for a period of one year beginning in June 2002 in order to limit the Fund's Total Fund Operating Expenses for Class I to 0.18%.

(4) If the merger takes place, the Fund's investment advisor has agreed to contractually waive the management fee and/or reimburse expenses for a period of one year beginning in June 2003 in order to limit the Fund's Total Fund Operating Expenses so that they do not exceed, in the aggregate, the Fund's Total Fund Operating Expenses (After Waiver) listed above.

         The table below shows examples of the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in Cash Management Fund versus Prime Cash Fund, both before and after the Merger, and are for illustration only. The examples assume a 5% average annual return, any fee waivers or expense reimbursements in effect for the periods described above, that you reinvest all of your dividends and distributions and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

------------------------------------------------------------------ -----------------------------------------------------------------
Cash Management Fund                                               Prime Cash Fund

------------------------------------------------------------------ -----------------------------------------------------------------
------------------------------------------------------------------ -----------------------------------------------------------------
              Assuming Redemption at End of Period                               Assuming Redemption at End of Period
                                                                   -----------------------------------------------------------------
---------- ------- -------- -------- ------ ------- ------- ------ ------ ------- --------- -------- ------- -------- ------- ------
           Class   Class I  Class    Class  Class   Class   Class         Class   Class I   Class    Class   Class P  Class   Class
           AD               IN       IS     P       RC      RV            AD                IN       IS               RC      RV
After 1                                                            After
year                                                               1
           $45     $40      $50      $65    $91     $121    $106   year   $29     $18       $34      $49     $75      $105    $90
After 3                                                            After
years                                                              3
           $141    $125     $157     $205   $284    $378    $331   years  $123    $102      $139     $187    $266     $360    $313
After 5                                                            After
years                                                              5
           $246    $219     $274     $357   $493    $654    $574   years  $226    $193      $254     $336    $473     $651    $554
After 10                                                           After
years                                                              10
           $555    $493     $616     $798   $1,096  $1,443  $1,271 years  $528    $461      $589     $772    $1,071   $1,471  $1,246
---------- ------- -------- -------- ------ ------- ------- ------ ------ ------- --------- -------- ------- -------- ------- ------

--------------------------------------------------------------------------------
                                      Prime Cash Fund
                                         Pro Forma
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            Assuming Redemption at End of Period
--------------------------------------------------------------------------------
-------------- --------- -------- ---------- --------- -------- --------- ------
               Class AD  Class I   Class IN   Class IS  Class P  Class RC Class
                                                                            RV
After 1 year     $29     $24        $34        $49      $75      $105     $90
After 3 years    $123    $107       $139       $187     $266     $360     $313
After 5 years    $226    $198       $254       $336     $473     $635     $554
After 10 years   $528    $466       $589       $772     $1,071   $1,418   $1,246
---------------- ------- ---------- -------- -------   ------- ---------- ------

How do the Funds' performance records compare?

         The following tables show how each Fund has performed in the past. Past performance (before and after taxes) is not an indication of future results.

Year-by-Year Total Return (%)

         The table below shows the percentage gain or loss for Cash Management Fund's Class I shares in each calendar year since Class I shares' inception on 3/1/2001 and for Prime Cash Fund's Class I shares in each calendar year since the Class I shares' inception on 12/2/1993. For both Funds the class shown is either the oldest class or one of the oldest classes. The table should give you a general idea of the risks of investing in each Fund by showing how each Fund's return has varied from year-to-year. This table includes the effects of Fund expenses.

--------------------------------------------------------------- ------ -----------------------------------------------------
                Cash Management Fund (Class I)                                     Prime Cash Fund (Class I)**
--------------------------------------------------------------- ------ -----------------------------------------------------
------- ----- ---- ----- ---- ----- ----- ---- ----- ---- ----- ------ ---- ----- ---- ---- ----- ---- ----- ---- ----- ----
        `93   `94  `95   `96  `97   `98   `99  `00   `01  `02          `93  `94   `95  `96  `97   `98  `99   `00  `01   `02
------- ----- ---- ----- ---- ----- ----- ---- ----- ---- ----- ------ ---- ----- ---- ---- ----- ---- ----- ---- ----- ----
------- ----- ---- ----- ---- ----- ----- ---- ----- ---- ----- ------ ---- ----- ---- ---- ----- ---- ----- ---- ----- ----
20%                                                             20%
------- ----- ---- ----- ---- ----- ----- ---- ----- ---- ----- ------ ---- ----- ---- ---- ----- ---- ----- ---- ----- ----
------- ----- ---- ----- ---- ----- ----- ---- ----- ---- ----- ------ ---- ----- ---- ---- ----- ---- ----- ---- ----- ----
15%                                                             15%
------- ----- ---- ----- ---- ----- ----- ---- ----- ---- ----- ------ ---- ----- ---- ---- ----- ---- ----- ---- ----- ----
------- ----- ---- ----- ---- ----- ----- ---- ----- ---- ----- ------ ---- ----- ---- ---- ----- ---- ----- ---- ----- ----
10%                                                             10%
------- ----- ---- ----- ---- ----- ----- ---- ----- ---- ----- ------ ---- ----- ---- ---- ----- ---- ----- ---- ----- ----
------- ----- ---- ----- ---- ----- ----- ---- ----- ---- ----- ------ ---- ----- ---- ---- ----- ---- ----- ---- ----- ----
5%                                                              5%                5.96 5.42 5.57  5.49 5.11  6.43
------- ----- ---- ----- ---- ----- ----- ---- ----- ---- ----- ------ ---- ----- ---- ---- ----- ---- ----- ---- ----- ----
------- ----- ---- ----- ---- ----- ----- ---- ----- ---- ----- ------ ---- ----- ---- ---- ----- ---- ----- ---- ----- ----
0                                                         1.77  0           4.24                                  4.21  1.75
------- ----- ---- ----- ---- ----- ----- ---- ----- ---- ----- ------ ---- ----- ---- ---- ----- ---- ----- ---- ----- ----
------- ----- ---- ----- ---- ----- ----- ---- ----- ---- ----- ------ ---- ----- ---- ---- ----- ---- ----- ---- ----- ----
-5%                                                             -5%
------- ----- ---- ----- ---- ----- ----- ---- ----- ---- ----- ------ ---- ----- ---- ---- ----- ---- ----- ---- ----- ----
------- ----- ---- ----- ---- ----- ----- ---- ----- ---- ----- ------ ---- ----- ---- ---- ----- ---- ----- ---- ----- ----
-10%                                                            -10%
------- ----- ---- ----- ---- ----- ----- ---- ----- ---- ----- ------ ---- ----- ---- ---- ----- ---- ----- ---- ----- ----
--------------------
Best Quarter:        1st Quarter 2002    0.47%              Best Quarter:     4th Quarter 2000        1.65%
--------------------
Worst Quarter:       4th Quarter 2002    0.38%              Worst Quarter:    4th Quarter 2002        0.40%

         The next table lists Cash Management Fund's average annual total return by class over the past year and since inception and Prime Cash Fund's average annual total return for Class I shares over the past one and five years and since inception. This table is intended to provide you with some indication of the risks of investing in each Fund.

Average Annual Total Return (for the period ended 12/31/2002)

---------------------------------------------------------------    ---------------------------------------------------------------
Cash Management Fund*                                              Prime Cash Fund **
---------------------------------------------------------------    ---------------------------------------------------------------
----------- ----------- -------- -------- -------- ------------    --------- ----------- -------- -------- --------- -------------
            Inception   1 year   5 year   10 year  Performance               Inception   1 year   5 year   10 year   Performance
            Date of                                Since                     Date of                                 Since
            Class                                  3/1/2001                  Class                                   12/2/1993
Class AD    3/1/2001    1.72%      N/A      N/A    2.58%           Class AD  6/16/2003   N/A      N/A        N/A     N/A
Class I     3/1/2001    1.77%      N/A      N/A    2.63%           Class I   12/2/1993   1.75%    4.59%      N/A     4.89%
Class IN    3/1/2001    1.67%      N/A      N/A    2.53%           Class IN  6/16/2003   N/A      N/A        N/A     N/A
Class IS    3/1/2001    1.51%      N/A      N/A    2.38%           Class IS  6/16/2003   N/A      N/A        N/A     N/A
Class P     3/1/2001    1.26%      N/A      N/A    2.12%           Class P   6/16/2003   N/A      N/A        N/A     N/A
Class RC    3/26/2001   0.96%      N/A      N/A    1.85%           Class RC  6/16/2003   N/A      N/A        N/A     N/A
Class RV    3/1/2001    1.11%      N/A      N/A    1.97%           Class RV  6/16/2003   N/A      N/A        N/A     N/A
----------- ----------- -------- -------- -------- ------------    --------- ----------- -------- -------- --------- -------------

* Historical performance shown for Class RC prior to its inception is based on the performance of Class I, one of the original classes offered. The historical returns for Class RC have not been adjusted to reflect the effect of its 12b-1 fee. The 12b-1 fees are 0.05% for Class AD, 0.10% for Class IN, 0.25% for Class IS, 0.50% for Class P, 0.80% for Class RC and 0.65% for Class RV. Class I does not pay a 12b-1 fee. If this fee had been reflected, returns for Class RC would have been lower.

** Since Classes AD, IN, IS, P, RC and RV shares of the Fund have not commenced operations, no performance information is provided. Historical performance shown for Class I is based on the performance of the Class I shares of the Fund's predecessor fund, Wachovia Prime Cash Management Fund.

         For a detailed discussion of the manner of calculating total return, please see each Fund's statement of additional information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

         Important information about Prime Cash Fund is also contained in management's discussion of Prime Cash Fund's performance, attached as Exhibit B to this prospectus/proxy statement. This information also appears in Prime Cash Fund's most recent Annual Report.

[GRAPHIC OMITTED][GRAPHIC OMITTED] Who will be the Investment Advisor of my Fund after the Merger? What will the advisory fee be after the Merger?

Management of the Funds

         The overall management of each of Prime Cash Fund and Cash Management Fund is the responsibility of, and is supervised by, the Board of Trustees of Evergreen Select Money Market Trust.

Investment Advisor

         Evergreen Investment Management Company, LLC ("EIMC") is the investment advisor to Prime Cash Fund and to Cash Management Fund. Following are some key facts about EIMC:

--------------------------------------------------------------------------------
o Is a subsidiary of Wachovia Corporation, the 5th largest bank holding company in the United States based on total assets as of December 31, 2002.
o    Has been managing mutual funds and private accounts since 1932.
o Manages over $113 billion in assets of the Evergreen funds as of December 31, 2002.
o    Is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.
--------------------------------------------------------------------------------

Advisory Fees

         For its management and supervision of the daily business affairs of Prime Cash Fund, EIMC is entitled to receive an annual fee equal to:
--------------------------------------------------------------------------------
o         0.30% of the average daily net assets of the Fund.
o If the Merger takes place, EIMC has agreed to contractually waive the management fee and/or reimburse expenses for a period of one year beginning in June 2003 in order to limit the Fund's Total Fund Operating Expenses to 0.28% for Class AD, 0.23%for Class I, 0.33% for Class IN, 0.48% for Class IS, 0.73% for Class P, 1.03% for Class RC and 0.88% for Class RV.
--------------------------------------------------------------------------------

[GRAPHIC OMITTED][GRAPHIC OMITTED] What will be the primary federal income tax consequences of the Merger?

         Prior to or at the time of the Merger, Cash Management Fund and Prime Cash Fund will have received an opinion from Sullivan & Worcester LLP that the Merger has been structured so that no gain or loss will be recognized by Cash Management Fund or its shareholders for federal income tax purposes as a result of receiving Prime Cash Fund shares in connection with the Merger. The holding period and aggregate tax basis of shares of Prime Cash Fund that are received by a Cash Management Fund shareholder will be the same as the holding period and aggregate tax basis of shares of Cash Management Fund previously held by such shareholder, provided that shares of Cash Management Fund are held as capital assets. In addition, the holding period and tax basis of the assets of Cash Management Fund in the hands of Prime Cash Fund as a result of the Merger will be the same as they were in the hands of Cash Management Fund immediately prior to the Merger. No gain or loss will be recognized by Prime Cash Fund upon the receipt of the assets of Cash Management Fund in exchange for shares of Prime Cash Fund and the assumption by Prime Cash Fund of Cash Management Fund's identified liabilities.

                                      RISKS

[GRAPHIC OMITTED][GRAPHIC OMITTED] What are the primary risks of investing in each Fund?

         An investment in each Fund is subject to certain risks. The risk factors for the Funds are very similar due to the similarity of the Funds' investment objectives and policies. There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment objectives. The following tables and discussions highlight the primary risks associated with an investment in each of the Funds.

----------------------------------------- --------------------------------------
Cash Management Fund                      Prime Cash Fund

----------------------------------------- --------------------------------------
--------------------------------------------------------------------------------

                     Both Funds are subject to Interest Rate
              Risk. Both Funds invest exclusively in high quality,
                           short-term debt securities.

--------------------------------------------------------------------------------

         Interest rate risk is triggered by the tendency for the value of debt securities and certain dividend paying stocks to fall when interest rates go up. Since both Funds invest principally in debt securities, if interest rates rise, then the value of the Funds' securities may decline. The longer the term of the debt security held by the Fund, the more the Fund is subject to interest rate risk. If interest rates go down, interest earned by the Funds on their debt securities may also decline, which could cause the Funds to reduce the dividends they pay.

------------------------------------------- ------------------------------------
Cash Management Fund                        Prime Cash Fund

------------------------------------------- ------------------------------------
--------------------------------------------------------------------------------

                        Both Funds are subject to Credit
              Risk. Both Funds invest exclusively in high quality,
                           short-term debt securities.

--------------------------------------------------------------------------------

         The value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time. Since each Fund invests in debt securities, the value of and total return earned on a shareholder's investment in a Fund may decline if an issuer fails to pay an obligation on a timely basis. A Fund may also be subject to credit risk to the extent it engages in transactions, such as repurchase agreements, which involve a promise by a third party to honor an obligation to the Fund. Such third party may be unwilling or unable to honor its financial obligations.

[GRAPHIC OMITTED][GRAPHIC OMITTED] Are there any other risks of investing in each Fund?

         Since both Funds may invest in bank certificates of deposit and bankers' acceptances payable in U.S. dollars and issued by foreign banks (including U.S. branches of foreign banks) or by foreign branches of U.S. banks, they could be exposed to certain unique risks of foreign investing. For example, political turmoil and economic instability in the countries in which the Fund invests could adversely affect the dividend yield, total return earned on and the value of your investment. Certain foreign countries have less developed and less regulated banking systems and accounting systems than the U.S.

                               MERGER INFORMATION

Reasons for the Merger

         At a special meeting held on February 11, 2003, all of the Trustees of Evergreen Select Money Market Trust, including the Independent Trustees, considered and approved the Merger; they determined that the Merger was in the best interests of shareholders of Cash Management Fund and that the interests of existing shareholders of Cash Management Fund would not be diluted as a result of the transactions contemplated by the Merger.

         Before approving the Plan, the Trustees reviewed various factors about the Funds and the proposed Merger. The Trustees considered the relative size of the Funds as well as the similarity of the Funds' investment objectives and principal investment strategies. The Trustees evaluated the potential economies of scale associated with larger mutual funds and concluded that operational efficiencies may be achieved by combining Cash Management Fund with Prime Cash Fund. As of December 31, 2002, Prime Cash Fund's total assets were approximately $1.6 billion and Cash Management Fund's total assets were approximately $376 million. By merging into Prime Cash Fund, shareholders of Cash Management Fund would have the benefit of a larger fund with a similar investment objective and policies, and greater investment flexibility.

         The Trustees also considered the relative expenses of the Funds. The Trustees noted the fact that EIMC has agreed to contractually waive the management fee and/or reimburse expenses for a period of one year beginning in June 2003 in order to limit the Fund's Total Fund Operating Expenses to 0.28% for Class AD, 0.23% for Class I, 0.33% for Class IN, 0.48% for Class IS, 0.73% for Class P, 1.03% for Class RC and 0.88% for Class RV.

         Additionally, the Trustees considered the performance of each Fund. Prime Cash Fund has had higher overall yields. As of December 31, 2002, the 7-day yield and 30-day yield for Prime Cash Fund were 1.43% and 1.42%, respectively, while the 7-day yield and 30-day yield for Cash Management Fund were 1.32% and 1.28%, respectively. While the average annual total returns for the Funds for Class I shares for the one-year period ended December 31, 2002 were approximately the same - 1.77% for Cash Management Fund and 1.75% for Prime Cash Fund, Prime Cash Fund has the longer performance history. The average annual total return for Prime Cash Fund for Class I shares for the three-year period ended December 31, 2002 was 4.11% and for the five-year period ended December 31, 2002 was 4.59%.

         In addition, assuming that an alternative to the Merger would be for Cash Management Fund to maintain its separate existence, EIMC believes that the prospect of dividing the resources of the Evergreen fund family between two similar funds could result in each Fund being disadvantaged due to an inability to achieve optimum size, performance levels and greater economies of scale.

         In addition, the Trustees considered among other things:

o        the terms and conditions of the Merger;

o the fact that the Merger would not result in the dilution of shareholders' interests;

o the fact that EIMC will bear the expenses incurred by Cash Management Fund and Prime Cash Fund in connection with the Merger;

o the fact that Prime Cash Fund will assume the identified liabilities of Cash Management Fund;

o the fact that the Merger is expected to be tax-free for federal income tax purposes;

o the relative tax situations of Cash Management Fund and Prime Cash Fund including realized and unrealized gains and losses; and

o alternatives available to shareholders of Cash Management Fund, including the ability to redeem their shares.

         During their consideration of the Merger, the Trustees met with Fund counsel and counsel to the Independent Trustees regarding the legal issues involved.

         Accordingly, for the reasons noted above, together with other factors and information considered relevant, and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, the Trustees concluded that the proposed Merger would be in the best interests of Cash Management Money Market Fund and its shareholders.

         The Trustees of Evergreen Select Money Market Trust also approved the Merger on behalf of Prime Cash Fund.

Agreement and Plan of Reorganization

         The following summary is qualified in its entirety by reference to the Plan (Exhibit A hereto).

         The Plan provides that Prime Cash Fund will acquire all of the assets of Cash Management Fund in exchange for shares of Prime Cash Fund and the assumption by Prime Cash Fund of the identified liabilities of Cash Management Fund on or about June 16, 2003 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Cash Management Fund will endeavor to discharge all of its known liabilities and obligations that are due and payable on the Closing Date. Prime Cash Fund will not assume any liabilities or obligations of Cash Management Fund other than those reflected in an unaudited statement of assets and liabilities of Cash Management Fund prepared as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date (the "Valuation Time").

         The number of full and fractional shares of each class of Prime Cash Fund to be received by the shareholders of Cash Management Fund will be determined by multiplying the number of full and fractional shares of the corresponding class of Cash Management Fund by a factor which shall be computed by dividing the net asset value per share of the respective class of shares of Cash Management Fund by the net asset value per share of the respective class of shares of Prime Cash Fund. Such computations will take place as of the Valuation Time. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

         State Street Bank and Trust Company, the custodian for the Funds, will compute the value of each Fund's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the prospectus and statement of additional information of Prime Cash Fund, Rule 22c-1 under the 1940 Act, and the interpretations of such Rule by the SEC's Division of Investment Management.

         At or prior to the Closing Date, Cash Management Fund will have declared a dividend and distribution which, together with all previous dividends and distributions, shall have the effect of distributing to the Fund's shareholders (in shares of the Fund, or in cash, as the shareholder has previously elected) substantially all of the Fund's net investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Fund's net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after the reductions for any capital loss carryforward).

         As soon after the Closing Date as conveniently practicable, Cash Management Fund will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of Prime Cash Fund received by Cash Management Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of Cash Management Fund's shareholders on Prime Cash Fund's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Prime Cash Fund due to the Fund's shareholders. All issued and outstanding shares of Cash Management Fund, including those represented by certificates, will be canceled. The shares of Prime Cash Fund to be issued will have no preemptive or conversion rights. After these distributions and the winding up of its affairs, Cash Management Fund will be terminated.

         The consummation of the Merger is subject to the conditions set forth in the Plan, including approval by Cash Management Fund's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in "Federal Income Tax Consequences" below. Notwithstanding approval of Cash Management Fund's shareholders, the Plan may be terminated (a) by the mutual agreement of Cash Management Fund and Prime Cash Fund; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

         Whether or not the Merger is consummated, EIMC will pay the expenses incurred by Cash Management Fund and Prime Cash Fund in connection with the Merger (including the cost of any proxy-soliciting agent). No portion of the expenses will be borne directly or indirectly by Cash Management Fund, Prime Cash Fund or their respective shareholders.

         If Cash Management Fund's shareholders do not approve the Merger, the Trustees will consider other possible courses of action which may be in the best interests of shareholders.

Federal Income Tax Consequences

         The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Merger, Cash Management Fund and Prime Cash Fund will each receive an opinion from Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the Merger:

          (1) The transfer of all of the assets of Cash Management Fund solely in exchange for shares of Prime Cash Fund and the assumption by Prime Cash Fund of the identified liabilities of Cash Management Fund followed by the distribution of Prime Cash Fund's shares to the shareholders of Cash Management Fund in liquidation of Cash Management Fund will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and Prime Cash Fund and Cash Management Fund will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

         (2) No gain or loss will be recognized by Prime Cash Fund upon the receipt of the assets of Cash Management Fund solely in exchange for the shares of Prime Cash Fund and the assumption by Prime Cash Fund of the identified liabilities of Cash Management Fund;

         (3) No gain or loss will be recognized by Cash Management Fund on the transfer of its assets to Prime Cash Fund in exchange for Prime Cash Fund's shares and the assumption by Prime Cash Fund of the identified liabilities of Cash Management Fund or upon the distribution (whether actual or constructive) of Prime Cash Fund's shares to Cash Management Fund's shareholders in exchange for their shares of Cash Management Fund;

         (4) No gain or loss will be recognized by Cash Management Fund's shareholders upon the exchange of their shares of Cash Management Fund for shares of Prime Cash Fund in liquidation of Cash Management Fund;

         (5) The aggregate tax basis of the shares of Prime Cash Fund received by each shareholder of Cash Management Fund pursuant to the Merger will be the same as the aggregate tax basis of the shares of Cash Management Fund held by such shareholder immediately prior to the Merger, and the holding period of the shares of Prime Cash Fund received by each shareholder of Cash Management Fund will include the period during which the shares of Cash Management Fund exchanged therefor were held by such shareholder (provided that the shares of Cash Management Fund were held as a capital asset on the date of the Merger); and

         (6) The tax basis of the assets of Cash Management Fund acquired by Prime Cash Fund will be the same as the tax basis of such assets to Cash Management Fund immediately prior to the Merger, and the holding period of such assets in the hands of Prime Cash Fund will include the period during which the assets were held by Cash Management Fund.

         Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Merger is consummated but does not qualify as a tax free reorganization under the Code, a shareholder of Cash Management Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Fund shares and the fair market value of Prime Cash Fund shares he or she received. Shareholders of Cash Management Fund should consult their tax advisors regarding the effect, if any, of the proposed Merger in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Merger, shareholders of Cash Management Fund should also consult their tax advisors as to the state and local tax consequences, if any, of the Merger.

         Any capital loss carryforward of Cash Management Fund will be available to Prime Cash Fund to offset capital gains recognized after the Merger subject to certain limitations.

Pro-forma Capitalization

         The following table sets forth the capitalizations of Cash Management Fund and Prime Cash Fund as of November 30, 2002 and the capitalization of Prime Cash Fund on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 1.00, 1.00, 1.00, 1.00, 1.00, 1.00 and 1.00 for Class AD, Class I, Class IN, Class IS, Class P, Class RC and Class RV shares, respectively, of Prime Cash Fund issued for each Class AD, Class I, Class IN, Class IS, Class P, Class RC and Class RV share, respectively, of Cash Management Fund.

                        Capitalization of Cash Management Fund, Prime Cash Fund and Prime Cash Fund (Pro Forma)

--------------------------------- ------------------------------- ------------------------------- -------------------------------
                                       Cash Management Fund              Prime Cash Fund           Prime Cash Fund (Pro Forma)
                                       --------------------              ----------------          ---------------------------
--------------------------------- ------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- ------------------------------- -------------------------------
Net Assets
Class AD                                                 $33,431                             N/A                         $33,431
Class I                                              277,681,515                  $1,716,948,935                   1,944,630,450
Class IN                                               9,452,334                             N/A                       9,452,334
Class IS                                             122,620,203                             N/A                     122,620,203
Class P                                               42,327,375                             N/A                      42,327,375
Class RC                                              15,540,505                             N/A                      15,540,505
Class RV                                              21,930,618                             N/A                      21,930,618
                                                 ----------------                 ---------------              ------------------
Total Net Assets                                    $439,585,981                  $1,716,948,935                  $2,156,534,916
--------------------------------- ------------------------------- ------------------------------- -------------------------------
--------------------------------- ------------------------------- ------------------------------- -------------------------------
Net Asset Value Per Share
Class AD                                                   $1.00                             N/A                           $1.00
Class I                                                    $1.00                           $1.00                           $1.00
Class IN                                                   $1.00                             N/A                           $1.00
Class IS                                                   $1.00                             N/A                           $1.00
Class P                                                    $1.00                             N/A                           $1.00
Class RC                                                   $1.00                             N/A                           $1.00
Class RV                                                   $1.00                             N/A                           $1.00
--------------------------------- ------------------------------- ------------------------------- -------------------------------
Shares Outstanding
Class AD                                                  33,430                             N/A                          33,430
Class I                                              227,663,788                   1,716,977,943                   1,944,641,731
Class IN                                               9,451,117                             N/A                       9,451,117
Class IS                                             122,571,884                             N/A                     122,571,884
Class P                                               42,311,857                             N/A                      42,311,857
Class RC                                              15,530,882                             N/A                       15,530,882
Class RV                                              21,925,220                             N/A                       21,925,220
                                                 ----------------                 ---------------              ------------------
Total Shares Outstanding                             439,488,178                   1,716,977,943                   2,156,466,121
--------------------------------- ------------------------------- ------------------------------- -------------------------------

         The table set forth above should not be relied upon to reflect the number of shares to be received in the Merger; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Merger.

Distribution of Shares

         Evergreen  Distributor,  Inc.  ("EDI"),  a  subsidiary  of  BISYS  Fund
Services, acts as underwriter of the shares of Prime Cash Fund and Cash Management Fund. EDI distributes each Fund's shares directly or through broker-dealers, banks (including Wachovia Bank, N.A.), or other financial intermediaries. Each Fund offers seven classes of shares which are involved in the Merger: Class AD, Class I, Class IN, Class IS, Class P, Class RC and Class RV. Each class has a separate distribution arrangement and bears its own distribution expenses. (See "Distribution-Related and Shareholder Servicing-Related Expenses" below).

         In the proposed Merger, Cash Management Fund shareholders will receive shares of Prime Cash Fund having the same class designation and the same arrangements with respect to the imposition of Rule 12b-1 distribution and service fees as the shares they currently hold. The following is a summary description of charges and fees for the Class AD, Class I, Class IN, Class IS, Class P, Class RC and Class RV shares of Prime Cash Fund which will be received by Cash Management Fund's shareholders in the Merger. More detailed descriptions of the distribution arrangements applicable to the classes of shares are contained in each Fund's prospectuses and statement of additional information.

         Class AD, Class IN, Class IS, Class P, Class RC and Class RV Shares. These shares are sold at net asset value without a front-end sales charge or CDSC and are subject to distribution-related fees.

         Class I Shares. Class I shares are sold at net asset value without a front-end sales charge or CDSC and are not subject to distribution-related or shareholder servicing-related fees. Class I shares are only available to certain classes of investors as is more fully described in the prospectus for each Fund.

         Additional information regarding the classes of shares of each Fund is included in each Fund's prospectuses and statements of additional information.

         Distribution-Related and Shareholder Servicing-Related Expenses. Each Fund has adopted a Rule 12b-1 plan with respect to its Classes AD, IN, IS, P and RV shares under which each class may pay for distribution-related expenses at an annual rate which may not exceed 0.75% of average daily net assets attributable to each class. Payments with respect to each class' shares are currently limited to the amounts shown in the table below. These amounts may be increased to the full plan rate for each Fund by the Trustees without shareholder approval. Of the amount paid by each class, up to 0.25% may be for payment with respect to "shareholder services."

     ------------------------------ ------------------------------
            Class of Shares           % of Fund's Average Daily
                                             Net Assets

     ------------------------------ ------------------------------
     ------------------------------ ------------------------------
               Class AD                         0.05%
     ------------------------------ ------------------------------
     ------------------------------ ------------------------------
               Class IN                         0.10%
     ------------------------------ ------------------------------
     ------------------------------ ------------------------------
               Class IS                         0.25%
     ------------------------------ ------------------------------
     ------------------------------ ------------------------------
                Class P                         0.50%
     ------------------------------ ------------------------------
     ------------------------------ ------------------------------
               Class RV                         0.65%
     ------------------------------ ------------------------------


         Each Fund has adopted a Rule 12b-1 plan with respect to its Class RC shares under which the class may pay for distribution-related expenses at an annual rate which may not exceed 1.00% of average daily net assets attributable to the class. Payments with respect to Class RC shares are currently limited to 0.80% of average daily net assets attributable to the class. This amount may be increased to the full plan rate for each Fund by the Trustees without shareholder approval.

         Additional information regarding the Rule 12b-1 plans adopted by each Fund is included in its prospectus and statement of additional information.

         No Rule 12b-1 plan has been adopted for the Class I shares of either Fund.

Purchase and Redemption Procedures

         Information concerning applicable sales charges and distribution-related and shareholder servicing-related fees is provided above.
Investments in the Funds are not insured. The minimum initial purchase requirement for each class of shares of each Fund is $1,000,000. There is no minimum for subsequent purchases of shares of either Fund. For more information, see "How to Buy Shares -Minimum Investments" in each Fund's prospectus. Each Fund provides for telephone, mail or wire redemption of shares at net asset value as next determined after receipt of a redemption request on each day the NYSE is open for trading. Each Fund reserves the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in each Fund's prospectus. Each Fund may involuntarily redeem shareholders' accounts that have less than $1,000,000 of invested funds. All funds invested in each Fund are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.

Exchange Privileges

         Holders of shares of a class of each Fund may exchange their shares for shares of the same class of any other Evergreen fund. Each Fund may limit exchanges when it is determined that such excessive trading is detrimental to the Fund and may limit exchanges to five per calendar year and three per calendar quarter. No sales charge is imposed on an exchange. An exchange which represents an initial investment in another Evergreen fund must amount to at least $1,000,000 for Classes AD, I, IN, IS, P, RC or RV shares. The current exchange privileges, and the requirements and limitations attendant thereto, are described in each Fund's prospectuses and statement of additional information.

Dividend Policy

         Each Fund distributes its investment company taxable income monthly and its net realized gains at least annually to shareholders of record on the dividend record date. Dividends and distributions are reinvested in additional shares of the same class of the respective Fund, or paid in cash, as a shareholder has elected. See each Fund's prospectus for further information concerning dividends and distributions.

         After the Merger, shareholders of Cash Management Fund who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Prime Cash Fund reinvested in shares of Prime Cash Fund. Shareholders of Cash Management Fund who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Prime Cash Fund in cash after the Merger, although they may, after the Merger, elect to have such dividends and/or distributions reinvested in additional shares of Prime Cash Fund.

         Both Prime Cash Fund and Cash Management Fund have qualified and intend to continue to qualify to be treated as regulated investment companies under the Code. To remain qualified as a regulated investment company, a Fund must distribute at least 90% of its taxable and tax-exempt income. While so qualified, so long as the Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to shareholders, it is expected that the Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

                       INFORMATION ON SHAREHOLDERS' RIGHTS

Form of Organization

         Each Fund is a series of Evergreen Select Money Market Trust, an open-end management investment company registered with the SEC under the 1940 Act, which continuously offers shares to the public. Evergreen Select Money Market Trust is organized as a Delaware statutory trust and is governed by its Declaration of Trust, By-Laws, a Board of Trustees and by applicable Delaware and federal law.

Capitalization

         The beneficial interests in Prime Cash Fund and Cash Management Fund are represented by an unlimited number of transferable shares of beneficial interest, $0.001 par value per share. Evergreen Select Money Market Trust's Declaration of Trust permits the Trustees to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by either Fund. Each Fund's shares represent equal proportionate interests in the assets belonging to the Fund. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Fund vote separately, by class, as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class and by Fund as to matters, such as approval of or amendments to investment advisory agreements or proposed mergers, that affect only their particular Fund.

Shareholder Liability

         Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. Other than in a limited number of states, no such similar statutory or other authority limiting business trust shareholder liability exists. As a result, to the extent that Evergreen Select Money Market Trust or a shareholder is subject to the jurisdiction of a court that does not apply Delaware law, shareholders of Evergreen Select Money Market Trust may be subject to liability. To guard against this risk, the Declaration of Trust of Evergreen Select Money Market Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of Evergreen Select Money Market Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of Evergreen Select Money Market Trust is remote.

Shareholder Meetings and Voting Rights

         Evergreen Select Money Market Trust on behalf of Prime Cash Fund and Cash Management Fund is not required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of Evergreen Select Money Market Trust. In addition, Evergreen Select Money Market Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Evergreen Select Money Market Trust does not currently intend to hold regular shareholder meetings. Cumulative voting is not permitted. Except when a larger quorum is required by applicable law, with respect to both Funds, 25% of the outstanding shares entitled to vote constitutes a quorum for consideration of a matter. For each Fund, a majority (greater than 50%) of the votes cast and entitled to vote is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

         Under the Declaration of Trust of Evergreen Select Money Market Trust, each share of Prime Cash Fund and Cash Management Fund will be entitled to one vote for each dollar or fraction of a dollar of net asset value applicable to such share.

Liquidation

         In the event of the liquidation of Prime Cash Fund or Cash Management Fund, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to such Fund or attributable to the class over the liabilities belonging to the Fund or attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of a class of the Fund held by them and recorded on the books of the Fund.

Liability and Indemnification of Trustees

         Under the Declaration of Trust of Evergreen Select Money Market Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee (i) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by
(a) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

         The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of Evergreen Select Money Market Trust, its By-Laws and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, By-Laws and Delaware law directly for more complete information.

                    VOTING INFORMATION CONCERNING THE MEETING

         This prospectus/proxy statement is being sent to shareholders of Cash Management Fund in connection with a solicitation of proxies by the Trustees of Evergreen Select Money Market Trust, to be used at the Special Meeting of Shareholders (the "Meeting") to be held at 10:00 a.m. Eastern time, May 30, 2003, at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034, and at any adjournments thereof. This prospectus/proxy statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of Cash Management Fund on or about April 11, 2003. Only shareholders of record as of the close of business on February 28, 2003 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

         If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR the proposed Merger and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and
(ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not have the effect of being counted as votes against the Plan, which must be approved by a majority of the votes cast and entitled to vote. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of Evergreen Select Money Market Trust at the address set forth on the cover of this prospectus/proxy statement. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Merger contemplated thereby.

         Approval of the Merger will require the affirmative vote of a majority (greater than 50%) of Cash Management Fund's shares voted and entitled to vote at the Meeting, assuming a quorum (at least 25% of the Fund's shares entitled to vote) is present.

         In voting for the Merger, all classes of Cash Management Fund will vote together as if they were a single class, and each share will be entitled to one vote for each dollar of net asset value applicable to such share. Fractional shares are entitled to proportionate shares of one vote.

         Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of EIMC, its affiliates or other representatives of Cash Management Fund (who will not be paid for their soliciting activities). In addition, Alamo Direct Mail Services, Inc., the Fund's proxy solicitor, may make proxy solicitations. If you wish to participate in the Meeting, you may submit the proxy card included with this prospectus/proxy statement by mail or by Internet, or vote by telephone or attend in person. (See the back of this prospectus/proxy statement for voting instructions.) Any proxy given by you is revocable.

         If Cash Management Fund shareholders do not vote to approve the Merger, the Trustees will consider other possible courses of action in the best interests of shareholders. In the event that sufficient votes to approve the Merger are not received before the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote of a majority of the shares present in person or by proxy at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

         A shareholder who objects to the proposed Merger will not be entitled under either Delaware law or the Declaration of Trust of Evergreen Select Money Market Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Merger is consummated, shareholders will be free to redeem the shares of Prime Cash Fund which they receive in the transaction at their then-current net asset value. Shares of Cash Management Fund may be redeemed at any time prior to the consummation of the Merger. Shareholders of Cash Management Fund may wish to consult their tax advisors as to any differing consequences of redeeming Fund shares prior to the Merger or exchanging such shares in the Merger.

         Cash Management Fund does not hold annual shareholder meetings. If the Merger is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of Evergreen Select Money Market Trust at the address set forth on the cover of this prospectus/proxy statement so that they will be received by the Fund in a reasonable period of time prior to the meeting.

         The votes of the shareholders of Prime Cash Fund are not being solicited by this prospectus/proxy statement and are not required to carry out the Merger.

         NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise Cash Management Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this prospectus/proxy statement needed to supply copies to the beneficial owners of the respective shares.

Shareholder Information

         As of the Record Date, the following number of each class of shares of beneficial interest of Cash Management Fund was outstanding:

  ----------------------------------- -----------------------
  Class of Shares                     Number of Shares
  ----------------------------------- -----------------------
  ----------------------------------- -----------------------
  Class AD                                        20,766.620
  Class I                                    140,276,441.750
  Class IN                                     7,600,022.120
  Class IS                                   107,387,801.730
  Class P                                     63,267,038.020
  Class RC                                    19,772,748.310
  Class RV                                     9,863,848.410
  All Classes                                348,188,666.960
  ----------------------------------- -----------------------


         As of February 28, 2003, the officers and Trustees of Evergreen Select Money Market Trust beneficially owned as a group less than 1% of each class of the outstanding shares of Cash Management Fund. To Evergreen Select Money Market Trust's knowledge, the following persons owned beneficially or of record 5% or more of the following classes of Cash Management Fund's outstanding shares as of February 28, 2003:

------------------------------------ --------- ------------------ ---------------------------- -----------------------------
Name and Address                      Class      No. of Shares     Percentage of Shares of       Percentage of Shares of
----------------                      -----      -------------      Class Before Merger           Class After Merger
                                                                   ------------------------      -----------------------
------------------------------------ --------- ------------------ ---------------------------- -----------------------------
------------------------------------ --------- ------------------ ---------------------------- -----------------------------
First Union National Bank               AD        19,750.000                    95.10%                       95.10%
Trust Accounts
CMG-1151-2
401 S Tryon Street 3rd FL
Charlotte, NC 28202-1934
------------------------------------ --------- ------------------ ---------------------------- -----------------------------
------------------------------------ --------- ------------------ ---------------------------- -----------------------------
First Union National Bank               I       63,876,849.590                  45.54%                        3.36%
Trust Accounts
11th Floor CMG-1151
301 S Tryon Street
Charlotte, NC 28202
------------------------------------ --------- ------------------ ---------------------------- -----------------------------
------------------------------------ --------- ------------------ ---------------------------- -----------------------------
State Street Bank & Trust               I       19,118,709.400                  13.63%                        1.00%
FBO Evergreen Global Leaders
FBO 2L24
C/O Thomas Kirby
2 International Pl. FL 31
Boston, MA02110-4104
------------------------------------ --------- ------------------ ---------------------------- -----------------------------
------------------------------------ --------- ------------------ ---------------------------- -----------------------------
Lorillard Tobacco Co.                   I       15,000,000.000                  10.69%                        0.79%
Attn Treasury Dept
PO Box 10529
Greensboro, NC 27404-0529
------------------------------------ --------- ------------------ ---------------------------- -----------------------------
------------------------------------ --------- ------------------ ---------------------------- -----------------------------
Wachovia Securities, Inc.               I       11,809,942.240                  8.42%                         0.62%
Attn: Money Funds
8739 Research Dr.
Charlotte NC 28262-89537
------------------------------------ --------- ------------------ ---------------------------- -----------------------------
------------------------------------ --------- ------------------ ---------------------------- -----------------------------
Turtle and Co                           I        7,409,535.940                  5.28%                         0.39%
State Street Bank
Attn: Jesse Savage (CC3)
1200 Crown Colony Drive
Quincy, MA 02169-0938
------------------------------------ --------- ------------------ ---------------------------- -----------------------------
------------------------------------ --------- ------------------ ---------------------------- -----------------------------
First Union Nat'l Bank                  IN       4,852,985.020                  63.85%                       63.85%
Trust Accounts
11th Floor CMG-1151
301 S Tryon Street
Charlotte, NC 28202
------------------------------------ --------- ------------------ ---------------------------- -----------------------------
------------------------------------ --------- ------------------ ---------------------------- -----------------------------
First Union National Bank               IN       1,749,493.770                  23.02%                       23.02%
Trust Accounts
CMG-1151-2
401 S Tryon Street 3rd FL
Charlotte, NC 28202-1934
------------------------------------ --------- ------------------ ---------------------------- -----------------------------
------------------------------------ --------- ------------------ ---------------------------- -----------------------------
BISYS Financing Company                 IN        519,684.660                   6.84%                         6.84%
Attention Charles Turner
3435 Stelzer Rd
Columbus, OH 43219-6004
------------------------------------ --------- ------------------ ---------------------------- -----------------------------
------------------------------------ --------- ------------------ ---------------------------- -----------------------------
First Union National Bank               IN        476,690.000                   6.27%                         6.27%
Trust Accounts
CMG-1151-2
401 S Tryon Street 3rd FL
Charlotte, NC 28202-1934
------------------------------------ --------- ------------------ ---------------------------- -----------------------------
------------------------------------ --------- ------------------ ---------------------------- -----------------------------
First Union National Bank               IS      69,515,297.990                  64.73%                       64.73%
Trust Accounts
Attn CMG-1151-2
401 S Tryon Street 3rd FL
Charlotte, NC 28202-1934
------------------------------------ --------- ------------------ ---------------------------- -----------------------------
------------------------------------ --------- ------------------ ---------------------------- -----------------------------
First Union Nat'l Bank                  IS      37,083,059.160                  34.53%                       34.53%
Trust Accounts
11th Floor CMG-1151
301 S Tryon Street
Charlotte, NC 28202
------------------------------------ --------- ------------------ ---------------------------- -----------------------------
------------------------------------ --------- ------------------ ---------------------------- -----------------------------
First Union National Bank               P       46,222,698.670                  73.06%                       73.06%
Trust Accounts
CMG-1151-2
401 S Tryon Street 3rd FL
Charlotte, NC 28202-1934
------------------------------------ --------- ------------------ ---------------------------- -----------------------------
------------------------------------ --------- ------------------ ---------------------------- -----------------------------
First Union Nat'l Bank                  P       17,044,339.350                  26.94%                       26.94%
Trust Accounts
11th Floor CMG-1151
301 S Tryon Street
Charlotte, NC 28202
------------------------------------ --------- ------------------ ---------------------------- -----------------------------
------------------------------------ --------- ------------------ ---------------------------- -----------------------------
First Union National Bank               RV      19,398,318.580                  98.11%                       98.11%
Trust Accounts
Attn CMG-1151-2
401 S Tryon Street 3rd FL
Charlotte, NC 28202-1934
------------------------------------ --------- ------------------ ---------------------------- -----------------------------
------------------------------------ --------- ------------------ ---------------------------- -----------------------------
First Union National Bank               RC       9,863,848.410                   100%                         100%
Trust Accounts
CMG-1151-2
401 S Tryon Street 3rd FL
Charlotte, NC 28202-1934
------------------------------------ --------- ------------------ ---------------------------- -----------------------------

         As of February 28, 2003, the officers and Trustees of Evergreen  Select
Money Market Trust beneficially owned as a group less than 1% of each class of the outstanding shares of Prime Cash Fund. To Evergreen Select Money Market
Trust's knowledge, the following persons owned beneficially or of record 5% or more of the following classes of Prime Cash Fund's outstanding shares as of February 28, 2003:

------------------------------------ ------ ------------------- ------------------------------ -----------------------------
Name and Address                     Class    No. of Shares       Percentage of Shares of        Percentage of Shares of
----------------                     -----    -------------       Class Before Merger            Class After Merger
                                                                ------------------------       -----------------------
------------------------------------ ------ ------------------- ------------------------------ -----------------------------
------------------------------------ ------ ------------------- ------------------------------ -----------------------------
First Union Nat'l Bank                 I     899,039,845.170                   50.98%                        47.23%
Trust Accounts
CMG-1151-2
401 S Tryon Street 3rd FL
Charlotte, NC 28202-1934
------------------------------------ ------ ------------------- ------------------------------ -----------------------------
------------------------------------ ------ ------------------- ------------------------------ -----------------------------
Byrd & Co                              I      40,849,804.550                   22.73%                        21.06%
C/O First Union National Bank
Sweep Funds Processing - PA4903
123 S Broad St
Philadelphia, PA 19109-1029
------------------------------------ ------ ------------------- ------------------------------ -----------------------------
------------------------------------ ------ ------------------- ------------------------------ -----------------------------
Wachovia Securities, Inc.              I     107,251,077.260                   6.08%                          5.67%
Attn: Money Funds
8739 Research Dr.
Charlotte NC 28262-89537
------------------------------------ ------ ------------------- ------------------------------ -----------------------------
------------------------------------ ------ ------------------- ------------------------------ -----------------------------
Costco Wholesale Corporation           I     100,000,000.000                   5.67%                          5.25%
PO Box 34331
Seattle, WA 98124-1331
------------------------------------ ------ ------------------- ------------------------------ -----------------------------
------------------------------------ ------ ------------------- ------------------------------ -----------------------------
Radian Group Inc.                      I      92,997,381.810                   5.27%                          4.89%
1601 Market St
Philadelphia, PA 19103-2301
------------------------------------ ------ ------------------- ------------------------------ -----------------------------

                  THE TRUSTEES OF EVERGREEN SELECT MONEY MARKET
                    TRUST RECOMMEND APPROVAL OF THE PLAN AND
                    ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS
                    TO THE CONTRARY WILL BE VOTED IN FAVOR OF
                              APPROVAL OF THE PLAN.

                        FINANCIAL STATEMENTS AND EXPERTS

         The Annual Report of Cash Management Fund as of February 28, 2002 and the Annual Report of Prime Cash Fund as of November 30, 2002, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the report of KPMG LLP, independent auditors, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The Semi-Annual Report of Cash Management Fund as of August 31, 2002, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement.

                                  LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of Prime Cash Fund will be passed upon by Sullivan & Worcester LLP, Washington, D.C.

                             ADDITIONAL INFORMATION

         Cash Management Fund and Prime Cash Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material, and charter documents with the SEC. These items can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional
Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511 and Woolworth Building, 233 Broadway, New York, New York 10279, at prescribed rates.

                                 OTHER BUSINESS

         The Trustees of Evergreen Select Money Market Trust do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

April 11, 2003

                     INSTRUCTIONS FOR EXECUTING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

     REGISTRATION                                    VALID SIGNATURE

     CORPORATE ACCOUNTS

     (1) ABC Corp.                                   ABC Corp.
     (2) ABC Corp.                                   John Doe, Treasurer
     (3) ABC Corp.                                   John Doe
           c/o John Doe, Treasurer

     (4) ABC Corp. Profit Sharing Plan               John Doe, Trustee


     TRUST ACOUNTS

     (1) ABC Trust                                   Jane B. Doe, Trustee
     (2) Jane B. Doe, Trustee                        Jane B. Doe
           u/t/d 12/28/78


     CUSTODIAL OR ESTATE ACCOUNTS

     (1) John B. Smith, Cust.                      John B. Smith
         f/b/o John B. Smith, Jr. UGMA
     (2) John B. Smith                             John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage paid envelope.

                          OTHER WAYS TO VOTE YOUR PROXY

       VOTE BY TELEPHONE:

1.       Read the prospectus/proxy statement and have your proxy card at hand.
2.       Call the toll-free number indicated on your proxy card.
3.       Enter the control number found on your proxy card.
4.       Follow the simple recorded instructions.

           VOTE BY INTERNET:

1.       Read the prospectus/proxy statement and have your proxy card at hand.
2.       Go to the website indicated on your proxy card and follow the voting instructions.

         The above methods of voting are generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about the proxy card, please call Alamo Direct Mail Services, Inc., our proxy solicitor, at 866.204.6482 (toll free).

                                                             EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 28th day of February, 2003, by and between Evergreen Select Money Market Trust, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Acquiring Fund Trust"), with respect to its Evergreen Prime Cash Management Money Market Fund series (the "Acquiring Fund"), and Evergreen Select Money Market Trust, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Selling Fund Trust"), with respect to its Evergreen Cash Management Money Market Fund series (the "Selling Fund").

           This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares of beneficial interest, $0.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares pro rata to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

         WHEREAS, the Trustees of the Acquiring Fund Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the transactions contemplated herein.

         WHEREAS, the Trustees of the Selling Fund Trust have determined that the Selling Fund should exchange all of its assets, and the identified liabilities for Acquiring Fund Shares on the terms and conditions herein set forth, that such exchange is in the best interests of the Selling Fund and that the interests of the Selling Fund's existing shareholders will not be diluted as a result of the transactions contemplated herein;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

             TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR

            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND

                 LIABILITIES AND LIQUIDATION OF THE SELLING FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume the identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that are owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses.

         1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge prior to the Closing Date all of its known liabilities and obligations that are due and payable as of the Closing Date. The Acquiring Fund shall assume those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities of the Selling Fund, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund.

         In addition, upon completion of the Reorganization, for purposes of calculating the maximum amount of sales charges (including asset based sales charges) permitted to be imposed by the Acquiring Fund under the National Association of Securities Dealers, Inc. Conduct Rule 2830 ("Aggregate NASD Cap"), the Acquiring Fund will add to its Aggregate NASD Cap immediately prior to the Reorganization the Aggregate NASD Cap of the Selling Fund immediately prior to the Reorganization, in each case calculated in accordance with such Rule 2830.

         1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement (as defined in paragraph 4.1(o)) which has been or will be distributed to shareholders of the Selling Fund.

         1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

         1.8  TERMINATION.   The  Selling  Fund  shall  be  terminated  promptly
following the Closing Date and the making of all distributions pursuant to paragraph 1.4.


                                   ARTICLE II

                                    VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day immediately preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

         2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to such class by the net asset value per share of the respective classes of the Acquiring Fund determined in accordance with paragraph 2.2. Holders of Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares of the Selling Fund will receive Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares, respectively, of the Acquiring Fund.

         2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

         3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about June 16, 2003 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

         3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.3 TRANSFER AGENT'S CERTIFICATE. Evergreen Service Company, LLC, as transfer agent for the Selling Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. Evergreen Service Company, LLC, as transfer agent for the Acquiring Fund, shall deliver at the Closing a certificate as to the opening on the Acquiring Fund's share transfer books of accounts in the names of the Selling Fund Shareholders. The Acquiring Fund shall issue and deliver or cause Evergreen Service Company to issue and deliver a confirmation to the Secretary of the Selling Fund Corporation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Selling Fund's account or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Selling Fund is a separate investment series of a statutory trust validly existing and in good standing under the laws of State of Delaware and has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a Delaware statutory trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of the Selling Fund Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The audited financial statements of the Selling Fund at February 28, 2002 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

                  (h) Since February 28, 2002 there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year substantially all net investment income and realized capital gains.

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information furnished by the Selling Fund to the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement, insofar as it relates to the Selling Fund Trust or the Selling Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

         4.2   REPRESENTATIONS   OF  THE  ACQUIRING  FUND.  The  Acquiring  Fund
represents and warrants to the Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware statutory trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) As of the date of the Reorganization, the current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Acquiring Fund Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (f) The audited financial statements of the Acquiring Fund at November 30, 2002 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

                  (g) Since November 30, 2002 there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

                  (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

                  (j) At the time of the Reorganization, all issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. At the time of the Reorganization, the Acquiring Fund will not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor will there be outstanding any security convertible into any Acquiring Fund Shares.

                  (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the
Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (m) The information furnished by the Acquiring Fund to the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (n) As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement, insofar as it relates to the Acquiring Fund Trust or the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

         5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

         5.2 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.3 APPROVAL BY SHAREHOLDERS. The Selling Fund Trust will call a meeting of the shareholders of the Selling Fund to act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

         5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

         5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG LLP and certified by the Selling Fund Trust's President and Treasurer.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by a duly authorized officer of the Acquiring Fund Trust, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

                  (a) The Acquiring Fund is a separate investment series of a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware statutory trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

                  (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquiring Fund Trust's Declaration of Trust or By-Laws or a material violation of any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

                  (g) Only  insofar as they relate to the  Acquiring  Fund,  the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (i) To  the  knowledge  of  such  counsel,  no  litigation  or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

         Such counsel shall also state that they have participated in conferences with officers and other representatives of the Acquiring Fund at which the contents of the Prospectus/Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus/Proxy Statement (except to the extent indicated in paragraph (g) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of the Acquiring Fund Trust's officers and other representatives of the Acquiring Fund), no facts have come to their attention that lead them to believe that the Prospectus/Proxy Statement as of its date, as of the date of the meeting of the shareholders of the Selling Fund, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Acquiring Fund or necessary, in light of the circumstances under which they were made, to make the statements therein regarding the Acquiring Fund not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to the information relating to the Selling Fund, contained in the Prospectus/Proxy Statement or the Registration Statement, and that such opinion is solely for the benefit of the Selling Fund Corporation and the Selling Fund.

         Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

         In this paragraph 6.2, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by a duly authorized officer of the Selling Fund Trust, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Selling Fund Trust.

         7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Sullivan & Worcester, LLP, counsel to the Selling Fund, in a form reasonably satisfactory to the Acquiring Fund covering the following points:

                  (a) The Selling Fund is a separate investment series of a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of such counsel to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a Delaware statutory trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Selling Fund Trust's Declaration of Trust or By-laws, or a material violation of any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

                  (f) Only insofar as they relate to the Selling Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and government proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (g) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Selling Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (h) To  the  knowledge  of  such  counsel,  no  litigation  or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its properties or assets and the Selling Fund is neither a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus/Proxy Statement.

                  (i) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

         Such counsel shall also state that they have participated in conferences with officers and other representatives of the Selling Fund at which the contents of the Prospectus/Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus/Proxy Statement (except to the extent indicated in paragraph (f) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of the Selling Fund Corporation's officers and other representatives of the Selling Fund), no facts have come to their attention that lead them to believe that the Prospectus/Proxy Statement as of its date, as of the date of the meeting of the shareholders of the Selling Fund, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Selling Fund or necessary, in light of the circumstances under which they were made, to make the statements therein regarding the Selling Fund not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to the information relating to the Acquiring Fund, contained in the Prospectus/Proxy Statement or the Registration Statement, and that such opinion is solely for the benefit of the Acquiring Fund Trust and the Acquiring Fund.

         Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Sullivan & Worcester, LLP appropriate to render the opinions expressed therein.

         In this paragraph 7.3, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                  ARTICLE VIII

          FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING

                            FUND AND THE SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Selling Fund Trust's Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's net investment company taxable or tax exempt income for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

         8.6 The parties shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that for federal income tax purposes:

                  (a) The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares pro rata to the Selling Fund Shareholders in liquidation of the Selling Fund will constitute a "reorganization" within the meaning of
Section 368(a)(1)(C) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

                  (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund.

                  (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

                  (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

                  (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

                  (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

         Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.5.

         8.7 The Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

                  (a) they are independent auditors with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund; and

                  (c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund's management and were found to be mathematically correct.

                  (d) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma financial statements that are included in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Acquiring Fund and the Selling Fund or with written estimates by each Fund's management and were found to be mathematically correct.

         In addition, unless waived by the Acquiring Fund, the Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of the Selling Fund as of the Valuation Date was computed and the valuation of the portfolio was consistent with the valuation practices of the Acquiring Fund.

         8.8 The Selling Fund shall have received from KPMG LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

                  (a) they are independent auditors with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

                  (c) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Acquiring Fund or with written estimates by the Acquiring Fund's management and were found to be mathematically correct.

                  (d) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma financial statements that are included in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Acquiring Fund and Selling Fund or with written estimates by each Fund's management and were found to be mathematically correct.

                                   ARTICLE IX

                                    EXPENSES

         9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by Evergreen Investment Management Company, LLC ("EIMCO") or one of its affiliates. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Acquiring Fund Trust, the Selling Fund Trust, or the respective Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                   ARTICLE XII

                                   AMENDMENTS

         12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

                             LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Selling Fund, shall be governed and construed in accordance with the laws of The Commonwealth of Massachusetts without giving effect to the conflicts of laws provisions thereof.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         13.5 With respect to the Acquiring Fund Trust, the names used herein refer respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware which are hereby referred to and are also on file at the principal offices of the Acquiring Fund Trust. The obligations of the Acquiring Fund Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Acquiring Fund Trust, as the case may be, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Acquiring Fund Trust personally, but bind only the trust property, and all persons dealing with the Acquiring Fund must look solely to the trust property belonging to the Acquiring Fund for the enforcement of any claims against the Acquiring Fund.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                           EVERGREEN SELECT MONEY MARKET TRUST
                           ON BEHALF OF
                           EVERGREEN CASH MANAGEMENT MONEY MARKET FUND


                           By: /s/ Michael H. Koonce
                               -------------------------------
                           Name:  Michael H. Koonce
                           Title: Authorized Officer

                           EVERGREEN SELECT MONEY MARKET TRUST
                           ON BEHALF OF
                           EVERGREEN PRIME CASH MANAGEMENT MONEY MARKET FUND


                           By: /s/ Maureen E. Towle
                              --------------------------------
                           Name:  Maureen E. Towle
                           Title: Authorized Officer

                                                                 EXHIBIT B

                                    EVERGREEN

                                 Prime Cash Fund
                             Fund at a Glance as of
                                November 30, 2002

                                 MANAGEMENT TEAM

                                 J. Kellie Allen

                    Customized Fixed Income Team Lead Manager

                            PERFORMANCE AND RETURNS1

Portfolio Inception Date: 12/2/1993
                                                                      Lipper
                                                      Institutional

                                       Institutional      Money        90-Day
                                          Shares         Markets      Treasury

                                         (Class I)       Average        Bill

Class Inception Date                     12/2/1993

Average Annual Return

1 year                                     1.83%          1.56%         1.63%

5 year                                     4.66%          4.45%         4.18%

Since portfolio inception                  4.92%          4.20%         4.55%

7-day annualized yield                     1.45%           N/A           N/A

30-day annualized yield                    1.57%           N/A           N/A

12-month income distributions per share   $0.018           N/A           N/A



                              PORTFOLIO COMPOSITION
                     (based on 11/30/2002 portfolio assets)

Commercial Paper                                  54.9%

Corporate Bonds                                   34.6%

U.S. Government & Agency Obligations               4.4%

Funding Agreements                                 2.9%

Certificates of Deposit                            2.7%

Mutual Fund Shares                                 0.3%

Municipal Obligations                              0.2%



1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class I prior to June 7, 2002, is based on the performance of the Institutional shares of the fund's predecessor fund, Wachovia Prime Cash Management Fund.

                                                                   4

FUND AT A GLANCE continued


                             7-DAY ANNUALIZED YIELD

                        TOTAL NET ASSETS: $1,716,948,935

                            AVERAGE MATURITY: 36 days

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund's investment objective is non-fundamental and may be changed without the vote of the fund's shareholders.

The yield quotation more closely reflects the current earnings of the fund than the total return quotation.

U.S. government guarantees apply only to the underlying securities of the fund's portfolio and not to the fund's shares.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The yield will fluctuate, and there can be no guarantee that the fund will achieve its objective.

All data is as of November 30, 2002, and subject to change.

                       EVERGREEN SELECT MONEY MARKET TRUST

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION

                            Acquisition of Assets of

                   EVERGREEN CASH MANAGEMENT MONEY MARKET FUND

                                   A Series of

                       EVERGREEN SELECT MONEY MARKET TRUST
                               200 Berkeley Street
                        Boston, Massachusetts 02116-5034
                                 (800) 343-2898

                        By and In Exchange For Shares of

                EVERGREEN PRIME CASH MANAGEMENT MONEY MARKET FUND

                                Also a Series of

                       EVERGREEN SELECT MONEY MARKET TRUST

         This Statement of Additional Information, relating specifically to the proposed transfer of the assets and liabilities of Evergreen Cash Management Money Market Fund ("Cash Management Fund"), a series of Evergreen Select Money Market Trust, to Evergreen Prime Cash Management Money Market Fund ("Prime Cash Fund"), also a series of Evergreen Select Money Market Trust, in exchange for Administrative, Institutional, Investor, Institutional Service, Participant, Resource and Reserve shares (to be issued to holders of Administrative, Institutional, Investor, Institutional Service, Participant, Resource and Reserve shares, respectively, of Cash Management Fund) of beneficial interest, $0.001 par value per share, of Prime Cash Fund, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:

(1) The Statement of Additional Information for Cash Management Fund dated July 1, 2002;

(2) The Statement of Additional Information for Prime Cash Fund dated April 1, 2003;

(3)      Annual Report for Cash Management Fund dated February 28, 2002;

(4)      Semi-Annual Report for Cash Management Fund dated August 31, 2002;

(5)      Annual Report for Prime Cash Fund dated November 30, 2002; and

(6)      Pro Forma Financial Statements as of November 30, 2002.


         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of Cash Management Fund dated April 11, 2003. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling
866.606.0481 or writing to Evergreen Select Money Market Trust at the address set forth above.

         The date of this Statement of Additional Information is April 11, 2003.

Evergreen Prime Cash Management Money Market Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
November 30, 2002

                                                                                     Evergreen
                                                                               Prime Cash Management
                                                                                 Money Market Fund
--------------------------------------------------------------------------------------------------------


                                                                             Principal
                                                 Coupon  Maturity Date         Amount       Market Value
--------------------------------------------------------------------------------------------------------
COMMERCIAL PAPAER - 48.2%
Asset Backed - 37.7%
Alpine Securitization Corp.                       1.35%     1/24/2003        30,000,000      29,940,375
Alpine Securitization Corp.                       1.40%          VRDN
Amstel Funding Corp.                              1.35%     2/14/2003        25,000,000      24,930,625
Amstel Funding Corp.                              1.36%     2/14/2003        20,000,000      19,944,089
Amstel Funding Corp.                              1.60%     12/5/2002        30,000,000      29,996,000
Atlantic Asset Securitization Corp.               1.33%     12/3/2002
Atlantic Asset Securitization Corp.               1.35%    12/26/2002        26,384,000      26,360,254
Compass Securitization                            1.35%     1/23/2003        25,000,000      24,951,250
Compass Securitization                            1.36%     1/29/2003        20,000,000      19,956,178
Compass Securitization                            1.64%     12/4/2002        25,000,000      24,997,722
Eiffel Funding, LLC                               1.35%     12/3/2002        25,000,000      24,999,063
Eiffel Funding, LLC                               1.60%     12/4/2002        20,000,000      19,998,222
Giro Balanced Funding Corp.                       1.32%      1/8/2003        25,000,000      24,966,083
Giro Multi Funding Corp.                          1.33%    12/20/2002
Giro Balanced Funding Corp.                       1.34%    12/12/2002        35,885,000      35,871,643
Giro Multi Funding Corp.                          1.36%    12/10/2002        14,989,000      14,984,470
Hatteras Funding                                  1.68%     12/5/2002        15,813,000      15,810,786
Liberty Street Funding Corp.                      1.60%    12/13/2002        25,000,000      24,987,778
Montauk Funding Corp.                             1.35%     1/14/2003        25,000,000      24,959,688
National Bank of Commerce                         1.74%     12/4/2002        25,000,000      25,000,000
Park Avenue Recreation Corp.                      1.35%     1/30/2003        30,000,000      29,933,625
Perry Global Funding, LLC                         1.35%      2/3/2003        15,000,000      14,964,563
Perry Global Funding, LLC                         1.35%     2/21/2003        25,000,000      24,924,062
Perry Global Funding, LLC                         1.40%     2/21/2003        19,591,000      19,529,288
Sheffield Receivables Corp.                       1.35%     1/15/2003        15,000,000      14,975,250
Stellar Funding Group                             1.34%    12/16/2002        25,000,000      24,986,972
Stellar Funding Group                             1.68%     12/2/2002        19,746,000      19,746,000
Thames Asset Global Security                      1.31%    12/10/2002        29,651,000      29,642,368
Thames Asset Global Security                      1.60%     12/5/2002        25,377,000      25,373,617
Three Pillars Funding Corp.                       1.34%    12/23/2002        20,000,000      19,984,367
Three Pillars Funding Corp.                       1.35%    12/18/2002        30,000,000      29,982,000
Thunder Bay Funding, Inc.                         1.33%    12/16/2002        28,521,000      28,506,248
Verizon Global Funding                            1.37%    12/19/2002
Victory Receivable Corp.                          1.34%    12/12/2002        25,000,000      24,990,694
Victory Receivable Corp.                          1.40%    12/11/2002        20,000,000      19,993,000
Victory Receivable Corp.                          1.40%     1/14/2003
                                                                                         --------------
                                                                                            740,186,280
                                                                                         --------------

Banks- 1.2%
Toronto Dominion Bank                             2.34%      1/9/2003        25,000,000      25,000,258
                                                                                         --------------

Brokers- 8.6%
Credit Suisse First Boston, Inc.                  1.80%     12/9/2002        50,000,000      50,000,000
Credit Suisse First Boston, Inc.                  1.82%     12/9/2002        25,000,000      25,000,000
Goldman Sachs Group LP                            2.55%     3/21/2003
Goldman Sachs Group LP                            2.54%     3/18/2003        50,000,000      50,000,000
Salomon Smith Barney Holdings, Inc.               1.80%     12/2/2002        50,000,000      50,000,000
                                                                                         --------------
                                                                                            175,000,000
                                                                                         --------------

Insurance- 0.7%
American General Corp.                            2.94%     3/28/2003
              Total Commercial Paper                                                        940,186,538
                                                                                         --------------

                                                                                       Evergreen
                                                 Evergreen Cash Management       Prime Cash Management
                                                     Money Market Fund        Money Market Fund Pro Forma
---------------------------------------------------------------------------------------------------------

                                                                               Combined
                                                 Principal                     Principal       Combined
                                                   Amount      Market Value     Amount       Market Value
---------------------------------------------------------------------------------------------------------
COMMERCIAL PAPAER - 48.2%
Asset Backed - 37.7%
Alpine Securitization Corp.                                                   30,000,000      29,940,375
Alpine Securitization Corp.                      18,000,000     18,000,000    18,000,000      18,000,000
Amstel Funding Corp.                                                          25,000,000      24,930,625
Amstel Funding Corp.                             10,000,000      9,972,044    30,000,000      29,916,133
Amstel Funding Corp.                                                          30,000,000      29,996,000
Atlantic Asset Securitization Corp.              10,000,000      9,999,631    10,000,000       9,999,631
Atlantic Asset Securitization Corp.                                           26,384,000      26,360,254
Compass Securitization                                                        25,000,000      24,951,250
Compass Securitization                                                        20,000,000      19,956,178
Compass Securitization                                                        25,000,000      24,997,722
Eiffel Funding, LLC                                                           25,000,000      24,999,063
Eiffel Funding, LLC                                                           20,000,000      19,998,222
Giro Balanced Funding Corp.                                                   25,000,000      24,966,083
Giro Multi Funding Corp.                         10,000,000      9,993,350    10,000,000       9,993,350
Giro Balanced Funding Corp.                                                   35,885,000      35,871,643
Giro Multi Funding Corp.                                                      14,989,000      14,984,470
Hatteras Funding                                                              15,813,000      15,810,786
Liberty Street Funding Corp.                                                  25,000,000      24,987,778
Montauk Funding Corp.                                                         25,000,000      24,959,688
National Bank of Commerce                                                     25,000,000      25,000,000
Park Avenue Recreation Corp.                                                  30,000,000      29,933,625
Perry Global Funding, LLC                                                     15,000,000      14,964,563
Perry Global Funding, LLC                                                     25,000,000      24,924,062
Perry Global Funding, LLC                                                     19,591,000      19,529,288
Sheffield Receivables Corp.                                                   15,000,000      14,975,250
Stellar Funding Group                                                         25,000,000      24,986,972
Stellar Funding Group                                                         19,746,000      19,746,000
Thames Asset Global Security                                                  29,651,000      29,642,368
Thames Asset Global Security                                                  25,377,000      25,373,617
Three Pillars Funding Corp.                                                   20,000,000      19,984,367
Three Pillars Funding Corp.                                                   30,000,000      29,982,000
Thunder Bay Funding, Inc.                                                     28,521,000      28,506,248
Verizon Global Funding                           25,000,000     24,998,377    25,000,000      24,998,377
Victory Receivable Corp.                                                      25,000,000      24,990,694
Victory Receivable Corp.
Victory Receivable Corp.                         10,000,000      9,983,278    30,000,000      29,976,278
                                                              ------------                --------------
                                                                82,946,680                   823,132,960
                                                              ------------                --------------

Banks- 1.2%
Toronto Dominion Bank                                                         25,000,000      25,000,258
                                                                                          --------------

Brokers- 8.6%
Credit Suisse First Boston, Inc.                                              50,000,000      50,000,000
Credit Suisse First Boston, Inc.                                              25,000,000      25,000,000
Goldman Sachs Group LP                           10,000,000     10,000,000    10,000,000      10,000,000
Goldman Sachs Group LP                                                        50,000,000      50,000,000
Salomon Smith Barney Holdings, Inc.                                           50,000,000      50,000,000
                                                              ------------                --------------
                                                                10,000,000                   185,000,000
                                                              ------------                --------------

Insurance- 0.7%
American General Corp.                           15,000,000     15,000,000    15,000,000      15,000,000
                                                              ------------                --------------
              Total Commercial Paper                           107,946,680                 1,048,133,218
                                                              ------------                --------------


Evergreen Prime Cash Management Money Market Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
November 30, 2002

                                                                                     Evergreen
                                                                               Prime Cash Management
                                                                                 Money Market Fund
--------------------------------------------------------------------------------------------------------


                                                                             Principal
                                                 Coupon  Maturity Date         Amount       Market Value
--------------------------------------------------------------------------------------------------------

CORPORATE BONDS - 36.6%
Asset Backed - 10.4%
American Express Credit Corp.                     1.37%    12/19/2002        40,000,000      39,998,964
Household Finance Corp.                           3.00%     5/30/2003        25,000,000      25,000,000
Liberty Lighthouse US Capital Co.                 1.36%    12/18/2002        60,000,000      60,000,000
Sigma Finance, Inc.                               1.35%    12/13/2002        50,000,000      50,000,000
Sigma Finance, Inc.                               2.68%     5/20/2003        25,000,000      25,000,000
                                                                                         --------------
                                                                                            199,998,964
                                                                                         --------------
Banks - 3.7%
HBOS Treasury Services Plc                        1.61%     2/20/2003        50,000,000      50,000,000
Nations Bank Corp.                                2.18%     1/15/2003         5,000,000       5,007,486
Westdeutsche Landesbank                           1.30%    12/23/2002        25,000,000      24,996,143
                                                                                         --------------
                                                                                             80,003,629
                                                                                         --------------

Brokers - 7.8%
Bear Stearns Co., Inc.                            2.06%     2/18/2003         6,500,000       6,507,485
Bear Stearns Co., Inc.                            2.15%    12/29/2002         5,720,000       5,725,529
Lehman Brothers Holdings, Inc.                    1.41%    12/25/2002        25,000,000      25,000,000
Lehman Brothers Holdings, Inc.                    1.84%     12/6/2002        50,000,000      50,000,000
Lehman Brothers Holdings, Inc. MTN                2.37%    12/12/2002
Merrill Lynch & Co., Inc.                         1.35%     12/9/2002        15,000,000      15,000,000
Merrill Lynch & Co., Inc.                         1.62%     12/9/2002        50,000,000      50,000,000
Merrill Lynch & Co., Inc. FRN                     1.95%    12/24/2002
Morgan Stanley Dean Witter MTN                    1.87%      2/7/2003
                                                                                         --------------
                                                                                            152,233,014
                                                                                         --------------

Diversified Financials - 9.6%
Countrywide Funding Corp.                         2.67%     2/28/2003        45,000,000      45,003,309
Deutsche Bank AG                                  1.87%     12/2/2002         5,940,000       5,940,799
Deutsche Bank Financial, LLC                      1.87%    12/12/2003        50,000,000      50,056,776
Donaldson Lufkin Jenrett MTN                      1.80%     2/14/2003
Hilander Finance, LLC                             1.45%          VRDN
Household Finance Corp.                           7.63%     1/15/2003
International Lease Finance Corp. MTN             5.34%     2/27/2003
Overseas Private Investor Corp., Ser. A-5         1.32%          VRDN
Overseas Private Investor Corp., Ser. A-15        1.32%          VRDN
SF Tarns, LLC                                     1.48%          VRDN 144A
                                                                                         --------------
                                                                                            101,000,884
                                                                                         --------------

Diversified Telecommunications - 0.9%
BellSouth Corp.                                   4.11%     4/26/2003        20,000,000      20,111,757
                                                                                         --------------

Health Care Providers & Services - 0.9%
AARP                                              1.45%          VRDN
Barton Healthcare, LLC                            1.45%          VRDN



Industrial Conglomerates - 1.9%
General Electric Capital Corp.                    1.41%    12/17/2002        40,000,000      40,000,000
                                                                                         --------------

Multi-line Retail - 1.4%
Target Corp.                                      1.91%     12/4/2002


              Total Corporate Bonds                                                         593,348,248
                                                                                         --------------

                                                                                       Evergreen
                                                 Evergreen Cash Management       Prime Cash Management
                                                     Money Market Fund        Money Market Fund Pro Forma
---------------------------------------------------------------------------------------------------------

                                                                               Combined
                                                 Principal                     Principal       Combined
                                                   Amount      Market Value     Amount       Market Value
---------------------------------------------------------------------------------------------------------

CORPORATE BONDS - 36.6%
Asset Backed - 10.4%
American Express Credit Corp.                    25,000,000     24,999,352    65,000,000      64,998,316
Household Finance Corp.                                                       25,000,000      25,000,000
Liberty Lighthouse US Capital Co.                                             60,000,000      60,000,000
Sigma Finance, Inc.                                                           50,000,000      50,000,000
Sigma Finance, Inc.                                                           25,000,000      25,000,000
                                                              ------------                --------------
                                                                24,999,352                   224,998,316
                                                              ------------                --------------
Banks - 3.7%
HBOS Treasury Services Plc                                                    50,000,000      50,000,000
Nations Bank Corp.                                                             5,000,000       5,007,486
Westdeutsche Landesbank                                                       25,000,000      24,996,143
                                                                                          --------------
                                                                                              80,003,629
                                                                                          --------------

Brokers - 7.8%
Bear Stearns Co., Inc.                                                         6,500,000       6,507,485
Bear Stearns Co., Inc.                                                         5,720,000       5,725,529
Lehman Brothers Holdings, Inc.                                                25,000,000      25,000,000
Lehman Brothers Holdings, Inc.                                                50,000,000      50,000,000
Lehman Brothers Holdings, Inc. MTN               20,000,000     20,002,805    20,000,000      20,002,805
Merrill Lynch & Co., Inc.                                                     15,000,000      15,000,000
Merrill Lynch & Co., Inc.                        15,000,000     15,000,000    65,000,000      65,000,000
Merrill Lynch & Co., Inc. FRN                     1,000,000      1,000,340     1,000,000       1,000,340
Morgan Stanley Dean Witter MTN                   27,900,000     27,942,751    27,900,000      27,942,751
                                                              ------------                --------------
                                                                63,945,896                   216,178,910
                                                              ------------                --------------

Diversified Financials - 9.6%
Countrywide Funding Corp.                                                     45,000,000      45,003,309
Deutsche Bank AG                                                               5,940,000       5,940,799
Deutsche Bank Financial, LLC                                                  50,000,000      50,056,776
Donaldson Lufkin Jenrett MTN                      5,000,000      5,003,831     5,000,000       5,003,831
Hilander Finance, LLC                               800,000        800,000       800,000         800,000
Household Finance Corp.                           1,305,000      1,312,825     1,305,000       1,312,825
International Lease Finance Corp. MTN             5,000,000      5,033,534     5,000,000       5,033,534
Overseas Private Investor Corp., Ser. A-5        20,000,000     20,000,000    20,000,000      20,000,000
Overseas Private Investor Corp., Ser. A-15        9,600,000      9,600,000     9,600,000       9,600,000
SF Tarns, LLC                                    17,780,000     17,780,000    17,780,000      17,780,000
                                                              ------------                --------------
                                                                59,530,190                   160,531,074
                                                              ------------                --------------

Diversified Telecommunications - 0.9%
BellSouth Corp.                                                               20,000,000      20,111,757
                                                                                          --------------

Health Care Providers & Services - 0.9%
AARP                                             15,000,000     15,000,000    15,000,000      15,000,000
Barton Healthcare, LLC                            3,340,000      3,340,000     3,340,000       3,340,000
                                                              ------------                --------------
                                                                18,340,000                    18,340,000
                                                              ------------                --------------
Industrial Conglomerates - 1.9%
General Electric Capital Corp.                                                40,000,000      40,000,000
                                                                                          --------------

Multi-line Retail - 1.4%
Target Corp.                                     30,000,000     30,000,185    30,000,000      30,000,185
                                                              ------------                --------------

              Total Corporate Bonds                            196,815,623                   790,163,871
                                                              ------------                --------------

Evergreen Prime Cash Management Money Market Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
November 30, 2002

                                                                                     Evergreen
                                                                               Prime Cash Management
                                                                                 Money Market Fund
--------------------------------------------------------------------------------------------------------


                                                                             Principal
                                                 Coupon  Maturity Date         Amount       Market Value
--------------------------------------------------------------------------------------------------------

FUNDING AGREEMENTS - 3.5%
Transamerica Occidental                           1.93%     12/2/2002 144A   50,000,000      50,000,000
Transamerica Occidental                           1.94%          VRDN 144A
                                                                                         --------------

              Total Funding Agreements                                                       50,000,000
                                                                                         --------------

MUNICIPAL OBLIGATIONS - 1.7%
Summit Cnty., OH Port Auth. RB, Summit Hlth.
Hosp.                                             1.43%          VRDN
Washington State Housing Finance Commission RB,
Eaglepointe Apts.                                 1.63%          VRDN         1,610,000       1,610,000
Washington State Housing Finance Commission RB,
Winterhill Apts.                                  1.63%          VRDN         2,175,000       2,175,000
Western Michigan Univ. RB, Ser. B (LOC: Bank
of New York & Insd. by AMBAC)                     1.40%          VRDN
                                                                                         --------------

              Total Funding Agreements                                                        3,785,000
                                                                                         --------------

TIME DEPOSIT - 5.6%
State Street Bank Eurodollar Time Deposit         1.25%     12/2/2002        46,723,152      46,723,152
                                                                                         --------------

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 3.9%
FHLB                                              2.05%    11/17/2003        25,000,000      25,000,000
SLMA                                              2.02%     1/25/2003        50,000,000      50,000,000
SLMA                                              2.45%     2/28/2003
                                                                                         --------------

              Total U.S. Government & Agency
              Obligations                                                                    75,000,000
                                                                                         --------------

--------------------------------------------------------------------------------------------------------

                                                                                Shares
--------------------------------------------------------------------------------------------------------
MUTUAL FUND SHARES - 0.3%
Citifunds Cash Reserve                                                        1,081,916       1,081,916
Federated Prime Value Obligation Fund                                         4,214,213       4,214,212
Federated U.S. Treasury Cash Resources Fund

                                                                                         --------------
              Total Mutual Fund Shares                                                        5,296,128
                                                                                         --------------

--------------------------------------------------------------------------------------------------------

                                                                                       Evergreen
                                                 Evergreen Cash Management       Prime Cash Management
                                                     Money Market Fund        Money Market Fund Pro Forma
---------------------------------------------------------------------------------------------------------

                                                                               Combined
                                                 Principal                     Principal       Combined
                                                   Amount      Market Value     Amount       Market Value
---------------------------------------------------------------------------------------------------------

FUNDING AGREEMENTS - 3.5%
Transamerica Occidental                                                       50,000,000      50,000,000
Transamerica Occidental                          15,000,000     15,000,000    15,000,000      15,000,000
                                                              ------------                --------------

              Total Funding Agreements                          15,000,000                    65,000,000
                                                              ------------                --------------

MUNICIPAL OBLIGATIONS - 1.7%
Summit Cnty., OH Port Auth. RB, Summit Hlth.
Hosp.                                            17,125,000     17,125,000    17,125,000      17,125,000
Washington State Housing Finance Commission RB,
Eaglepointe Apts.                                                              1,610,000       1,610,000
Washington State Housing Finance Commission RB,
Winterhill Apts.                                                               2,175,000       2,175,000
Western Michigan Univ. RB, Ser. B (LOC: Bank
of New York & Insd. by AMBAC)                    15,300,000     15,300,000    15,300,000      15,300,000
                                                              ------------                --------------

              Total Funding Agreements                          32,425,000                    36,210,000
                                                              ------------                --------------

TIME DEPOSIT - 5.6%
State Street Bank Eurodollar Time Deposit        74,693,607     74,693,607   121,416,759     121,416,759
                                                              ------------                --------------

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 3.9%
FHLB                                                                          25,000,000      25,000,000
SLMA                                                                          50,000,000      50,000,000
SLMA                                             10,000,000     10,000,000    10,000,000      10,000,000
                                                              ------------                --------------

              Total U.S. Government & Agency
              Obligations                                       10,000,000                    85,000,000
                                                              ------------                --------------

---------------------------------------------------------------------------------------------------------
                                                                               Combined
                                                    Shares                      Shares
---------------------------------------------------------------------------------------------------------
MUTUAL FUND SHARES - 0.3%
Citifunds Cash Reserve                                                         1,081,916       1,081,916
Federated Prime Value Obligation Fund                                          4,214,213       4,214,212
Federated U.S. Treasury Cash Resources Fund       2,012,904      2,012,904     2,012,904       2,012,904

                                                              ------------                --------------
              Total Mutual Fund Shares                           2,012,904                     7,309,032
                                                              ------------                --------------

---------------------------------------------------------------------------------------------------------

Evergreen Prime Cash Management Money Market Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
November 30, 2002

                                                                                     Evergreen
                                                                               Prime Cash Management
                                                                                 Money Market Fund
--------------------------------------------------------------------------------------------------------


                                                                             Principal
                                                 Coupon  Maturity Date         Amount       Market Value
--------------------------------------------------------------------------------------------------------
Total Investments (cost $1,714,339,066,
$438,893,814 and $2,153,232,880 respectively)
- 99.8%                                                                                   1,714,339,066
Other Assets and Liabilities - 0.2%                                                           2,609,869
                                                                                         --------------
Net Assets - 100.0%                                                                      $1,716,948,935
                                                                                         ==============

                                                                                       Evergreen
                                                 Evergreen Cash Management       Prime Cash Management
                                                     Money Market Fund        Money Market Fund Pro Forma
---------------------------------------------------------------------------------------------------------

                                                                               Combined
                                                 Principal                     Principal       Combined
                                                   Amount      Market Value     Amount       Market Value
---------------------------------------------------------------------------------------------------------
Total Investments (cost $1,714,339,066,
$438,893,814 and $2,153,232,880 respectively)
- 99.8%                                                        438,893,814                 2,153,232,880
Other Assets and Liabilities - 0.2%                                692,167                     3,302,036
                                                              ------------                --------------
Net Assets - 100.0%                                           $439,585,981                $2,156,534,916
                                                              ============                ==============

144A Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under the guidelines established by the Board of Trustees.

Summary of Abbreviations:
AMBAC       American Municipal Bond Assurance Corp.
FHLB        Federal Home Loan Bank
FRN         Floating Rate Note
LOC         Letter of Credit
MTN         Medium Term Note
RB          Revenue Bond
SLMA        Student Loan Marketing Association
VRDN        Variable Rate Demand Note

Variable Rate Demand Notes are payable on demand no more than seven calendar days after notice is given by the Fund to the issuer or other parties not affiliated with the issuer. Interest rates are determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. Interest rates presented for these securities are those in effect at November 30, 2002.

Certain obligations held in the portfolio have credit enhancements or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements, and third party insurance (i.e. AMBAC, FGIC and MBIA). Adjustable rate bonds and variable rate demand notes held in the portfolio may be considered derivative securities within the standards imposed by the Securities and Exchange Commission under Rule 2a-7 which were designed to minimize both credit and market risk.

              See Notes to Pro Forma Combining Financial Statements

Evergreen Prime Cash Management Money Market Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Statement of Assets and Liabilities
November 30, 2002

                                                            Evergreen Prime      Evergreen Cash                     Evergreen Prime
                                                                 Cash              Management                       Cash Management
                                                              Management          Money Market                      Money MarketFund
                                                             Money Market             Fund        Adjustments          Pro Forma
------------------------------------------------------------------------------------------------------------------------------------
Assets
Investments at amortized cost                               $1,714,339,066       $ 438,893,814                      $ 2,153,232,880
Interest receivable                                              4,779,223           1,161,894                            5,941,117
Prepaid expenses and other assets                                   65,021              77,483                              142,504
------------------------------------------------------------------------------------------------------------------------------------
     Total assets                                            1,719,183,310         440,133,191                        2,159,316,501
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
Dividends payable                                                2,167,092             468,494                            2,635,586
Advisory fee payable                                                10,349                   0                               10,349
Due to other related parties                                         8,326                   0                                8,326
Accrued expenses and other liabilities                              48,608              78,716                              127,324
------------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                           2,234,375             547,210                            2,781,585
------------------------------------------------------------------------------------------------------------------------------------

Net assets                                                  $1,716,948,935       $ 439,585,981                      $ 2,156,534,916
====================================================================================================================================

Net assets represented by
Paid-in capital                                             $1,716,981,965       $ 439,489,828                      $ 2,156,471,793
Undistributed (overdistributed) net investment income              (31,867)            139,977                              108,110
Accumulated net realized losses on securities                       (1,163)            (43,824)                             (44,987)
------------------------------------------------------------------------------------------------------------------------------------
                                                       3    $1,716,948,935       $ 439,585,981                      $ 2,156,534,916
====================================================================================================================================

Class I Shares
Net assets                                                  $1,716,948,935       $ 227,681,515                      $ 1,944,630,450
Shares of beneficial interest outstanding                    1,716,977,943         227,663,788                        1,944,641,731
Net asset value                                             $         1.00       $        1.00                      $          1.00

Class AD Shares
Net assets                                                                       $      33,431                      $        33,431
Shares of beneficial interest outstanding                                               33,430                               33,430
Net asset value                                                                  $        1.00                      $          1.00

Class IN Shares
Net assets                                                                       $   9,452,334                      $     9,452,334
Shares of beneficial interest outstanding                                            9,451,117                            9,451,117
Net asset value                                                                  $        1.00                      $          1.00

Class IS Shares
Net assets                                                                       $ 122,620,203                      $   122,620,203
Shares of beneficial interest outstanding                                          122,571,884                          122,571,884
Net asset value                                                                  $        1.00                      $          1.00

Class P Shares
Net assets                                                                       $  42,327,375                      $    42,327,375
Shares of beneficial interest outstanding                                           42,311,857                           42,311,857
Net asset value                                                                  $        1.00                      $          1.00

Class RV Shares
Net assets                                                                       $  21,930,618                      $    21,930,618
Shares of beneficial interest outstanding                                           21,925,220                           21,925,220
Net asset value                                                                  $        1.00                      $          1.00

Class RC Shares
Net assets                                                                       $  15,540,505                      $    15,540,505
Shares of beneficial interest outstanding                                           15,530,882                           15,530,882
Net asset value                                                                  $        1.00                      $          1.00

(a) Reflects the impact of converting shares of the target fund into shares of the surviving fund.

             See Notes to Pro Forma Combining Financial Statements.

Evergreen Prime Cash Management Money Market Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Statement of Operations
Year Ended November 30, 2002

                                                          Evergreen Prime     Evergreen Cash                    Evergreen Prime
                                                                Cash            Management                      Cash Management
                                                             Management        Money Market                     Money MarketFund
                                                         Money Market Fund         Fund           Adjustments      Pro Forma
--------------------------------------------------------------------------------------------------------------------------------
Investment income
Interest income                                             $36,147,509         11,185,530                         47,333,039
--------------------------------------------------------------------------------------------------------------------------------

Expenses
Advisory fee                                                $ 5,477,486        $ 1,210,055          445,086 a     $ 7,132,627
Distribution Plan expenses                                            0          1,003,382                          1,003,382
Transfer agent fee                                                4,204              1,537                              5,741
Administrative services fees                                    986,693            328,042                          1,314,735
Custodian fee                                                   234,625            125,206                            359,831
Printing and postage expenses                                     6,419               (424)          13,600 a          19,595
Registration and filing fees                                     86,376              1,343           (1,343) b         86,376
Professional fees                                                21,274             17,007          (15,800) b         22,481
Trustees' fees and expenses                                      43,482              9,791                             53,273
Other                                                            13,071             89,362          (89,364) b         13,069
--------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                6,873,630          2,785,301          352,179        10,011,110
Less: Expense reductions                                         (5,760)           (11,078)                           (16,838)
      Fee waivers                                            (3,581,379)          (631,898)         683,917 c      (3,529,306)
--------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                  3,286,491          2,142,325        1,036,150         6,464,966
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        32,861,018          9,043,205       (1,036,150)       40,868,073

--------------------------------------------------------------------------------------------------------------------------------
Net realized gains or losses on securities                       (1,020)           131,670                            130,650
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations        $32,859,998        $ 9,174,875      $(1,036,150)       $40,998,723
================================================================================================================================

a Reflects an increase based on the surviving fund's fee schedule and the average net assets of the combined fund.

b Reflects a savings resulting from the elimination of duplicate fees of the individual funds.

c Reflects an adjustment for fee waivers necessary for the surviving fund. If the merger takes place, the surviving fund's investment advisor has contractually agreed to waive the management fee and/or reimburse expenses for a period of one year beginning in July 2003 in order to limit total operating expenses.

             See Notes to Pro Forma Combining Financial Statements.

Evergreen Prime Cash Management Money Market Fund
Notes to Pro Forma Combining Financial Statements (Unaudited)
November 30, 2002

1. Basis of Combination - The Pro Forma Combining Statement of Assets and Liabilities, including the Pro Forma Schedule of Investments and the related Pro Forma Combining Statement of Operations ("Pro Forma Statements"), reflect the accounts of Evergreen Prime Cash Management Money Market Fund ("Prime Cash Management Money Market Fund") and Evergreen Cash Management Money Market Fund ("Cash Management Money Market Fund") at November 30, 2002and for the periods then ended.

      The Pro Forma Statements give effect to the proposed Agreement and Plan of Reorganization (the "Reorganization") to be submitted to shareholders of Cash Management Money Market Fund. The Reorganization provides for the acquisition of all the assets and the identified liabilities of Cash Management Money Market Fund by Prime Cash Management Money Market Fund, in exchange for Class I, Class AD, Class IN, Class IS, Class P, Class RV and Class RC shares of Prime Cash Management Money Market Fund. Thereafter, there will be a distribution of Class I, Class AD, Class IN, Class IS, Class P, Class RV and Class RC shares of Prime Cash Management Money Market Fund to the Class I, Class AD, Class IN, Class IS, Class P, Class RV and Class RC shareholders of Cash Management Money Market Fund in liquidation and subsequent termination thereof. As a result of the Reorganization, the shareholders of Cash Management Money Market Fund will become the owners of that number of full and fractional Class I, Class AD, Class IN, Class IS, Class P, Class RV and Class RC shares of Prime Cash Management Money Market Fund having an aggregate net asset value equal to the aggregate net asset value of their shares of Cash Management Money Market Fund as of the close of business immediately prior to the date that Cash Management Money Market Fund net assets are exchanged for Class I, Class AD, Class IN, Class IS, Class P, Class RV and Class RC shares of Prime Cash Management Money Market Fund.

      The Pro Forma Statements reflect the expenses of each Fund in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the respective periods presented.

      The information contained herein is based on the experience of each Fund for the respective periods then ended and is designed to permit shareholders of the consolidating mutual funds to evaluate the financial effect of the proposed Reorganization. The expenses of Cash Management Money Market Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by Evergreen Investment Management Company, LLC. It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Prime Cash Management Money Market Fund. As of November 30, 2002, securities held by Cash Management Money Market Fund would comply with the compliance guidelines and investment restrictions of Prime Cash Management Money Market Fund.

      The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund incorporated by reference in the Statement of Additional Information.

2. Significant Accounting Policies - The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

      A. Valuation of investments

      As permitted under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates market value.

      Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

      B. Federal taxes

      The Funds qualified as regulated investment companies and distributed all of their taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. Prime Cash Fund, after giving effect to the Reorganization, intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

3. Shares of Beneficial Interest - The Pro Forma net asset values per share assume the issuance of Class I, Class AD, Class IN, Class IS, Class P, Class RV and Class RC shares of Prime Cash Management Money Market Fund which would have been issued at August 31, 2001 in connection with the proposed Reorganization. Class I, Class AD, Class IN, Class IS, Class P, Class RV and Class RC shareholders of Cash Management Money Market Fund would receive Class I, Class AD, Class IN, Class IS, Class P, Class RV and Class RC shares, respectively, of Prime Cash Management Money Market Fund based on conversion ratios determined on November 30, 2002. The conversion ratios are calculated by dividing the net asset value per share of Class I, Class AD, Class IN, Class IS, Class P, Class RV and Class RC of Cash Management Money Market Fund by the net asset value per share of Class I, Class AD, Class IN, Class IS, Class P, Class RV and Class RC, respectively, of Prime Cash Management Money Market Fund.

4. Pro Forma Operations - The Pro Forma Combining Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Pro Forma operating expenses include the actual expenses of the Funds adjusted to reflect the expected expenses of the combined entity. The combined pro forma expenses were calculated by determining the expense rates based on the combined average net assets of the two funds and applying those rates to the average net assets of the Prime Cash Management Money Market Fund for the twelve months ended November 30, 2002 and to the average net assets of the Cash Management Money Market Fund for the twelve months ended November 30, 2002. The adjustments reflect those amounts needed to adjust the combined expenses to these rates.

                   EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS

                               200 Berkeley Street
                           Boston, Massachusetts 02116

                                 (800) 343-2898

                       STATEMENT OF ADDITIONAL INFORMATION

                                  July 1, 2002

      Evergreen Cash Management Money Market Fund ("Cash Management Fund") Evergreen Institutional 100% Treasury Money Market Fund ("Institutional 100%
                                 Treasury Fund")
  Evergreen Institutional Money Market Fund ("Institutional Money Market Fund") Evergreen Institutional Municipal Money Market Fund ("Institutional Municipal
                                     Fund")
   Evergreen Institutional Treasury Money Market Fund ("Institutional Treasury
                                     Fund")
 Evergreen Institutional U.S. Government Money Market Fund ("Institutional U.S.
                               Government Fund")

                     (Each a "Fund"; together, the "Funds")

    Each Fund is a series of an open-end management investment company known as Evergreen Select Money Market Trust (the "Trust").

         This Statement of Additional Information (SAI) pertains to all classes of shares of the Funds listed above. It is not a prospectus but should be read in conjunction with the prospectuses dated July 1, 2002, as amended from time to time, for the Fund in which you are making or contemplating an investment. The Funds (except for the Institutional 100% Treasury Money Market Fund) are offered through seven prospectuses; one for each of the following share classes:
Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource. Institutional 100% Treasury Money Market Fund is offered through two prospectuses; one offering Institutional shares and one offering Institutional Service shares. You may obtain the prospectuses without charge by calling (800) 343-2898 or by downloading them off our website at www.evergreeninvestments.com. The information in Part 1 of this SAI is specific information about the Funds described in the prospectuses. The information in
Part 2 of this SAI contains more general information that may or may not apply to the Fund or class of shares in which you are interested.

         Certain information may be incorporated by reference to the Funds' Annual Report dated February 28, 2002. You may obtain a copy of the document without charge by calling (800) 343-2898 for or downloading it off our website at www.evergreeninvestments.com.

                                TABLE OF CONTENTS

PART 1



TRUST HISTORY.............................................................1-1
INVESTMENT POLICIES.......................................................1-1
OTHER SECURITIES AND PRACTICES............................................1-3
PRINCIPAL HOLDERS OF FUND SHARES..........................................1-4
EXPENSES.................................................................1-11
PERFORMANCE..............................................................1-14
SERVICE PROVIDERS........................................................1-17
FINANCIAL STATEMENTS.....................................................1-18

PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES.............2-1
PURCHASE AND REDEMPTION OF SHARES........................................2-17
SALES CHARGE WAIVERS AND REDUCTIONS......................................2-19
PRICING OF SHARES........................................................2-22
PERFORMANCE CALCULATIONS.................................................2-23
PRINCIPAL UNDERWRITER....................................................2-24
DISTRIBUTION EXPENSES UNDER RULE 12b-1...................................2-25
TAX INFORMATION..........................................................2-28
BROKERAGE................................................................2-30
ORGANIZATION.............................................................2-31
INVESTMENT ADVISORY AGREEMENT............................................2-32
MANAGEMENT OF THE TRUST..................................................2-34
CORPORATE AND MUNICIPAL BOND RATINGS.....................................2-36
ADDITIONAL INFORMATION...................................................2-46

                                     PART 1

                                  TRUST HISTORY

         The Trust is an open-end management investment company, which was organized as a Delaware business trust on September 18, 1997. Each Fund is a diversified series of the Trust. A copy of the Declaration of Trust is on file as an exhibit to the Trust's Registration Statement, of which this SAI is a part.

                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS

         Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940 (the 1940
Act). Where necessary, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may change accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

         1.       Diversification

         Each Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

         Further Explanation of Diversification Policy:

         To remain classified as a diversified investment company under the 1940 Act, each Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities.

         2.       Concentration

         Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities, or in the case of Institutional Money Market Fund, domestic bank money instruments).

         Further Explanation of Concentration Policy:

         Each Fund does not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         3.       Issuing Senior Securities

         Except as permitted under the 1940 Act, each Fund may not issue senior securities.

         4.       Borrowing

         Each Fund may not borrow money, except to the extent permitted by applicable law.

         Further Explanation of Borrowing Policy:

         Each Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. Each Fund may also borrow up to an additional 5% of its total assets from banks or others. A Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. A Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. Each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. Each Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

         5.       Underwriting

         Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

         6.       Real Estate

         Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

         7.       Commodities

         Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

         8.       Lending

         Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities and cash in accordance with applicable law and exemptive relief issued by the Securities and Exchange Commission (SEC). The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

         Further Explanation of Lending Policy:

         To generate income and offset expenses, a Fund (except for Institutional 100% Treasury Fund) may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.

         When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

         Subject to receiving shareholder approval, the Funds in the Evergreen Select Equity Trust, Evergreen Select Fixed Income Trust, Evergreen Equity Trust and Evergreen Fixed Income Trust will be able to lend cash to other Evergreen Funds (except SNAP Fund), including the Funds of the Trust in accordance with Evergreen's Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission on November 20, 2001 (Rel. No. 812-11592).

9.       Investments in Federally Tax-Exempt Securities

         As appropriate the Institutional Municipal Fund will, during periods of normal market conditions, invest its assets in accordance with applicable guidelines issued by the SEC or its staff concerning investment in tax-exempt securities for funds with the words tax-exempt, tax free or municipal in their names.

                         OTHER SECURITIES AND PRACTICES

         For information regarding securities the Funds may purchase and investment practices the Funds may use, see the following sections in Part 2 of this SAI under "Additional Information on Securities and Investment Practices." Information provided in the sections listed below expands upon and supplements information provided in the Funds' prospectuses. The list below applies to all Funds unless otherwise noted.

Money Market Instruments

U.S.  Government  Agency  Securities  (not  applicable to  Institutional  100%
     Treasury   Fund)

When-Issued,   Delayed-Delivery   and  Forward   Commitment Transactions

Repurchase  Agreements  (not  applicable to  Institutional  100% Treasury Fund)

Reverse Repurchase  Agreements (not applicable to Institutional 100% Treasury
     Fund)

Securities  Lending

Options and Futures Strategies

Foreign Securities  (applicable to Cash Management Fund and Institutional Money
     Market Fund only)

Premium Securities

Illiquid and Restricted Securities

Investment in Other Investment Companies

Municipal  Securities  (applicable to Institutional Municipal Fund only)

U.S. Virgin Islands,  Guam and Puerto Rico (applicable to Institutional
      Municipal  Fund  only)

Tender  Option  Bonds  (applicable  to  Institutional  Municipal Fund only)

Master Demand Notes Obligations of Foreign Branches of United States Banks
     (applicable to Cash Management Fund and
      Institutional Money Market Fund only)

Obligations of United States Branches of Foreign Banks (applicable to Cash
      Management Fund and Institutional Money Market Fund only)

Inter-american Development Bank and the International Bank for Reconstruction and Development (applicable to Cash Management Fund, Institutional Money Market Fund and Institutional U.S. Government Fund only)

Zero Coupon "Stripped" Bonds

Variable Rate and Floating Rate Instruments (not applicable to Institutional
  Treasury Fund and Institutional 100% Treasury Fund)

Stand-By Commitments

                        PRINCIPAL HOLDERS OF FUND SHARES

         As of May 31, 2002, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of each Fund.

         Set forth below is information with respect to each person who, to each Fund's knowledge, owned beneficially or of record more than 5% of the outstanding shares of any class of each Fund as of May 31, 2002.

      ------------------------------------------------------------------------
      Cash Management Fund
      Administrative

      ------------------------------------------------------------------------
      ------------------------------------------------------- ----------------
      First Union National Bank                               99.78%
      Trust Accounts
      11th Floor CMG-1151
      301 S. Tryon St.
      Charlotte, NC 28202
      ------------------------------------------------------- ----------------
      ------------------------------------------------------------------------
      Cash Management Fund
      Institutional

      ------------------------------------------------------------------------
      ------------------------------------------------------- ----------------
      First Union National Bank                               52.52%
      Trust Accounts
      11th Floor CMG-1151
      301 S. Tryon St.
      Charlotte, NC 28202
      ------------------------------------------------------- ----------------
      ------------------------------------------------------- ----------------
      Lorillard Tobacco Co.                                   27.48%
      ------------------------------------------------------- ----------------
      ------------------------------------------------------- ----------------
      Turtle and Co.                                          7.83%
      ------------------------------------------------------- ----------------
      ------------------------------------------------------- ----------------
      State Street Bank & Trust                               6.01%
      ------------------------------------------------------- ----------------
      ------------------------------------------------------------------------
      Cash Management Fund
      Institutional Service shares

      ------------------------------------------------------------------------
      ------------------------------------------------------- ----------------
      First Union National Bank                               56.33%
      Trust Accounts
      401 S. Tryon St., 3rd Fl.
      Charlotte, NC 28202-1934
      ------------------------------------------------------- ----------------
      ------------------------------------------------------- ----------------
      First Union National Bank                               42.80%
      ------------------------------------------------------- ----------------
      ------------------------------------------------------------------------
      Cash Management Fund
      Investor

      ------------------------------------------------------------------------
      ------------------------------------------------------- ----------------
      First Union Securities Inc.                             69.58%
      Attn: Money Funds
      8739 Research Dr.
      Charlotte, NC 28262-8537
      ------------------------------------------------------- ----------------
      ------------------------------------------------------- ----------------
      First Union National Bank                               22.31%
      ------------------------------------------------------- ----------------
      ------------------------------------------------------------------------
      Cash Management Fund
      Participant

      ------------------------------------------------------------------------
      ------------------------------------------------------- ----------------
      First Union National Bank                               63.52%
      Trust Accounts
      401 S. Tryon St., 3rd Fl.
      Charlotte, NC 28202-1934
      ------------------------------------------------------- ----------------
      ------------------------------------------------------- ----------------
      First Union National Bank                               36.48%
      ------------------------------------------------------- ----------------
      ------------------------------------------------------------------------
      Cash Management Fund
      Reserve

      ------------------------------------------------------------------------
      ------------------------------------------------------- ----------------
      First Union National Bank                               80.62%
      Trust Accounts
      401 S. Tryon St., 3rd Fl.
      Charlotte, NC 28202-1934
      ------------------------------------------------------- ----------------
      ------------------------------------------------------- ----------------
      First Union National Bank                               19.38%
      ------------------------------------------------------- ----------------
      ------------------------------------------------------------------------
      Cash Management Fund
      Resource

      ------------------------------------------------------------------------
      ------------------------------------------------------- ----------------
      First Union National Bank                               100.00%
      Trust Accounts
      401 S. Tryon St., 3rd Fl.
      Charlotte, NC 28202-1934
      ------------------------------------------------------- ----------------
      ------------------------------------------------------------------------
      Institutional 100% Treasury Fund
      Institutional

      ------------------------------------------------------------------------
      ------------------------------------------------------- ----------------
      First Union National Bank                               50.89%
      Trust Accounts
      401 S. Tryon St., 3rd Fl.
      Charlotte, NC 28202-1934
      ------------------------------------------------------- ----------------
      ------------------------------------------------------- ----------------
      First Union National Bank                               33.29%
      ------------------------------------------------------- ----------------
      ------------------------------------------------------- ----------------
      American National Red Cross                             10.46%
      ------------------------------------------------------- ----------------
      ------------------------------------------------------------------------
      Institutional 100% Treasury Fund
      Institutional Service

      ------------------------------------------------------------------------
      ------------------------------------------------------- ----------------
      First Union National Bank                               40.63%
      Trust Accounts
      401 S. Tryon St., 3rd Fl.
      Charlotte, NC 28202-1934
      ------------------------------------------------------- ----------------
      ------------------------------------------------------- ----------------
      First Union National Bank                               25.08%
      Trust Accounts
      401 S. Tryon St., 3rd Fl.
      Charlotte, NC 28202-1934
      ------------------------------------------------------- ----------------

      ------------------------------------------------------- ----------------
      First Union Capital Markets Corp.                       8.29%
      Division of Wheat First Sec Inc.
      Attn: Money Funds
      8739 Research Dr.
      Charlotte, NC 28262-8537
      ------------------------------------------------------- ----------------
      ------------------------------------------------------- ----------------
      First Clearing Corporation                              5.91%
      Critical Path Securities Lit
      Berman Devalerio Pease et al
      515 N. Flagler Dr., Ste. 1701
      West Palm Beach, FL 33401-4329
      ------------------------------------------------------- ----------------
      ------------------------------------------------------------------------
      Institutional Money Market Fund
      Administrative

      ------------------------------------------------------------------------
      ------------------------------------------------------- ----------------
      First Clearing Corporation                              41.90%
      Don Kazarian
      3412 Ocean Blvd.
      Corona del Mar, CA 92625-3258
      ------------------------------------------------------- ----------------
      ------------------------------------------------------- ----------------
      First Clearing Corp.                                    25.34%
      ------------------------------------------------------- ----------------
      ------------------------------------------------------- ----------------
      First Clearing Corporation                              17.18%
      ------------------------------------------------------- ----------------
      ------------------------------------------------------- ----------------
      First Clearing Corporation                              6.77%
      ------------------------------------------------------- ----------------
      ------------------------------------------------------------------------
      Institutional Money Market Fund
      Institutional

      ------------------------------------------------------------------------
      ------------------------------------------------------- ----------------
      First Union National Bank                               27.44%
      Trust Accounts
      401 S. Tryon St., 3rd Fl.
      Charlotte, NC 28202-1934
      ------------------------------------------------------- ----------------
      ------------------------------------------------------- ----------------
      Turtle and Co.                                          15.69%
      ------------------------------------------------------- ----------------
      ------------------------------------------------------- ----------------
      Chase Manhattan Bank                                    6.03%
      ------------------------------------------------------- ----------------
      ------------------------------------------------------- ----------------
      Cisco Systems, Inc.                                     5.92%
      ------------------------------------------------------- ----------------
      ------------------------------------------------------------------------
      Institutional Money Market Fund
      Institutional Service

      ------------------------------------------------------------------------
      ------------------------------------------------------- ----------------
      First Union National Bank                               26.12%
      Trust Accounts LS-15
      401 S. Tryon St., 3rd Fl.
      Charlotte, NC 28202-1934
      ------------------------------------------------------- ----------------

      ------------------------------------------------------- ----------------
      First Union Securities, Inc.                            14.67%
      Attn: Money Funds
      8739 Research Dr.
      Charlotte, NC 28262-8537
      ------------------------------------------------------- ----------------
      ------------------------------------------------------- ----------------
      USAA Investment Management Co.                          9.23%
      Special Custody Account for
      Exclusive Customers of
      Broker-Dealers Cust LS-1200
      9800 Fredericksburg
      San Antonio, TX 78288-0001
      ------------------------------------------------------- ----------------
      ------------------------------------------------------- ----------------
      First Union National Bank                               8.94%
      ------------------------------------------------------- ----------------
      ------------------------------------------------------------------------
      Institutional Money Market Fund
      Investor

      ------------------------------------------------------------------------
      ------------------------------------------------------- ----------------
      Bull and Co.                                            56.57%
      One West 4th St.
      3rd Fl. NC-6232
      Winston-Salem, NC 27101-3806
      ------------------------------------------------------- ----------------
      ------------------------------------------------------- ----------------
      First Union National Bank                               18.25%
      ------------------------------------------------------- ----------------
      ------------------------------------------------------- ----------------
      First Union National Bank                               16.17%
      ------------------------------------------------------- ----------------
      ------------------------------------------------------------------------
      Institutional Money Market Fund
      Participant

      ------------------------------------------------------------------------
      ------------------------------------------------------- ----------------
      USAA Investment Management Co.                          57.03%
      Special Custody Account for
      Exclusive Benefit of Customers of
      Broker/Dealers Cust LS-1200
      9800 Fredericksburg
      San Antonio, TX 78288-0001
      ------------------------------------------------------- ----------------
      ------------------------------------------------------- ----------------
      First Union National Bank                               40.03%
      ------------------------------------------------------- ----------------
      ------------------------------------------------------------------------
      Institutional Money Market Fund
      Reserve

      ------------------------------------------------------------------------
      ------------------------------------------------------- ----------------
      First Union National Bank                               97.91%
      Trust Accounts
      401 S. Tryon St., 3rd Fl.
      Charlotte, NC 28202-1934
      ------------------------------------------------------- ----------------
      ------------------------------------------------------------------------
      Institutional Money Market Fund
      Resource

      ------------------------------------------------------------------------
      ------------------------------------------------------- ----------------
      First Union National Bank                               99.87%
      Trust Accounts
      401 S. Tryon St., 3rd Fl.
      Charlotte, NC 28202-1934
      ------------------------------------------------------- ----------------

      ------------------------------------------------------------------------
      Institutional Municipal Fund
      Administrative

      ------------------------------------------------------------------------
      ------------------------------------------------------- ----------------
      First Clearing Corporation                              52.95%
      Syntel Inc.
      2800 Livernois Road #400
      Troy, MI 48083-1228
      ------------------------------------------------------- ----------------
      ------------------------------------------------------- ----------------
      First Clearing Corporation                              34.38%
      ------------------------------------------------------- ----------------
      ------------------------------------------------------- ----------------
      First Clearing Corp.                                    7.78%
      ------------------------------------------------------- ----------------
      ------------------------------------------------------------------------
      Institutional Municipal Fund
      Institutional

      ------------------------------------------------------------------------
      ------------------------------------------------------- ----------------
      First Union National Bank                               55.34%
      Trust Accounts
      CMG-1151-2
      401 S. Tryon St., 3rd Fl.
      Charlotte, NC 28202-1934
      ------------------------------------------------------- ----------------
      ------------------------------------------------------- ----------------
      Wachovia Bank & Trust                                   11.40%
      ------------------------------------------------------- ----------------
      ------------------------------------------------------------------------
      Institutional Municipal Fund
      Institutional Service

      ------------------------------------------------------------------------
      ------------------------------------------------------- ----------------
      USAA Investment Management Co.                          31.75%
      Special Custody A/C
      F/E/B/O Our Customers of
      Broker/Dealer
      9800 Fredericksburg
      San Antonio, TX 78288-0001
      ------------------------------------------------------- ----------------
      ------------------------------------------------------- ----------------
      Patterson & Co.                                         7.34%
      ------------------------------------------------------- ----------------
      ------------------------------------------------------- ----------------
      First Union National Bank                               6.36%
      ------------------------------------------------------- ----------------
      ------------------------------------------------------------------------
      Institutional Municipal Fund
      Investor

      ------------------------------------------------------------------------
      ------------------------------------------------------- ----------------
      First Union Securities Inc.                             61.96%
      Attn: Money Funds
      8739 Research Dr.
      Charlotte, NC 28262-8537
      ------------------------------------------------------- ----------------
      ------------------------------------------------------- ----------------
      First Clearing Corporation                              19.37%
      ------------------------------------------------------- ----------------
      ------------------------------------------------------- ----------------
      First Clearing Corporation                              10.51%
      ------------------------------------------------------- ----------------
      ------------------------------------------------------------------------
      Institutional Municipal Fund
      Participant

      ------------------------------------------------------------------------
      ------------------------------------------------------- ----------------
      USAA Investment Management Co.                          78.97%
      Special Custody Account for
      Exclusive Benefit of Customers of
      Broker/Dealers Cust LS-1200
      9800 Fredericksburg
      San Antonio, TX 78288-0001
      ------------------------------------------------------- ----------------
      ------------------------------------------------------- ----------------
      First Clearing Corporation                              6.22%
      ------------------------------------------------------- ----------------
      ------------------------------------------------------------------------
      Institutional Municipal Fund
      Reserve

      ------------------------------------------------------------------------
      ------------------------------------------------------- ----------------
      First Union National Bank                               100.00%
      c/o Evergreen Investment Services
      Attn: Lori Gibson NC 1195
      401 S. Tryon St., 5th Fl.
      Charlotte, NC 28288-0001
      ------------------------------------------------------- ----------------
      ------------------------------------------------------------------------
      Institutional Municipal Fund
      Resource

      ------------------------------------------------------------------------
      ------------------------------------------------------- ----------------
      First Union Corp.                                       100.00%
      c/o Evergreen Investment Services
      Attn: Lori Gibson NC 1195
      401 S. Tryon St., 5th Fl.
      Charlotte, NC 28288-0001
      ------------------------------------------------------- ----------------
      ------------------------------------------------------------------------
      Institutional Treasury Fund
      Administrative

      ------------------------------------------------------------------------
      ------------------------------------------------------- ----------------
      First Union National Bank                               97.28%
      Trust Accounts
      401 S. Tryon St., 3rd Fl.
      Charlotte, NC 28202-1934
      ------------------------------------------------------- ----------------
      ------------------------------------------------------------------------
      Institutional Treasury Fund
      Institutional

      ------------------------------------------------------------------------
      ------------------------------------------------------- ----------------
      First Union National Bank                               28.89%
      Trust Accounts
      401 S. Tryon St., 3rd Fl.
      Charlotte, NC 28202-1934
      ------------------------------------------------------- ----------------
      ------------------------------------------------------- ----------------
      First Union National Bank                               26.07%
      ------------------------------------------------------- ----------------
      ------------------------------------------------------- ----------------
      Byrd & Co.                                              22.05%
      ------------------------------------------------------- ----------------
      ------------------------------------------------------- ----------------
      First Union Securities Inc.                             10.84%
      ------------------------------------------------------- ----------------
      ------------------------------------------------------- ----------------
      Wachovia Bank & Trust                                   5.21%
      ------------------------------------------------------- ----------------
      ------------------------------------------------------------------------
      Institutional Treasury Fund
      Institutional Service

      ------------------------------------------------------------------------
      ------------------------------------------------------- ----------------
      First Union National Bank                               45.01%
      Trust Accounts
      401 S. Tryon St., 3rd Fl.
      Charlotte, NC 28202-1934
      ------------------------------------------------------- ----------------
      ------------------------------------------------------- ----------------
      First Union National Bank                               27.39%
      ------------------------------------------------------- ----------------
      ------------------------------------------------------- ----------------
      First Union Securities, Inc.                            5.79%
      ------------------------------------------------------- ----------------
      ------------------------------------------------------------------------
      Institutional Treasury Fund
      Investor

      ------------------------------------------------------------------------
      ------------------------------------------------------- ----------------
      Byrd & Co.                                              98.90%
      c/o First Union National Bank
      Sweep Funds Processing PA 4903
      123 S. Broad St.
      Philadelphia, PA 19109-1029
      ------------------------------------------------------- ----------------
      ------------------------------------------------------------------------
      Institutional Treasury Fund
      Participant

      ------------------------------------------------------------------------
      ------------------------------------------------------- ----------------
      First Union National Bank                               99.70%
      Trust Accounts
      401 S. Tryon St., 3rd Fl.
      Charlotte, NC 28202-1934
      ------------------------------------------------------- ----------------
      ------------------------------------------------------------------------
      Institutional Treasury Fund
      Reserve

      ------------------------------------------------------------------------
      ------------------------------------------------------- ----------------
      First Union National Bank                               99.92%
      Trust Accounts
      401 S. Tryon St., 3rd Fl.
      Charlotte, NC 28202-1934
      ------------------------------------------------------- ----------------
      ------------------------------------------------------------------------
      Institutional Treasury Fund
      Resource

      ------------------------------------------------------------------------
      ------------------------------------------------------- ----------------
      First Union National Bank                               100.00%
      Trust Accounts
      401 S. Tryon St., 3rd Fl.
      Charlotte, NC 28202-1934
      ------------------------------------------------------- ----------------
      ------------------------------------------------------------------------
      Institutional U.S. Government Fund
      Administrative

      ------------------------------------------------------------------------
      ------------------------------------------------------- ----------------
      First Union Corp.                                       100.00%
      c/o Evergreen Investment Services
      Attn: Lori Gibson NC 1195
      401 S. Tryon St., 5th Fl
      Charlotte, NC 28288-0001
      ------------------------------------------------------- ----------------
      ------------------------------------------------------------------------
      Institutional U.S. Government Fund
      Institutional

      ------------------------------------------------------------------------
      ------------------------------------------------------- ----------------
      First Union National Bank                               47.26%
      Trust Accounts
      401 S. Tryon St., 3rd Fl.
      Charlotte, NC 28202-1934
      ------------------------------------------------------- ----------------
      ------------------------------------------------------- ----------------
      First Union National Bank                               5.20%
      ------------------------------------------------------- ----------------
      ------------------------------------------------------- ----------------
      Evergreen Equity Trust                                  5.07%
      ------------------------------------------------------- ----------------
      ------------------------------------------------------------------------
      Institutional U.S. Government Fund
      Institutional Service

      ------------------------------------------------------------------------
      ------------------------------------------------------- ----------------
      First Union National Bank                               54.94%
      Trust Accounts
      401 S. Tryon St., 3rd Fl.
      Charlotte, NC 28202-1934
      ------------------------------------------------------- ----------------
      ------------------------------------------------------- ----------------
      First Union National Bank                               36.71%
      ------------------------------------------------------- ----------------
      ------------------------------------------------------------------------
      Institutional U.S. Government Fund
      Investor

      ------------------------------------------------------------------------
      ------------------------------------------------------- ----------------
      First Union Corp.                                       100.00%
      c/o Evergreen Investment Services
      Attn: Lori Gibson NC 1195
      401 S. Tryon St., 5th Fl.
      Charlotte, NC 28288-0001
      ------------------------------------------------------- ----------------
      ------------------------------------------------------------------------
      Institutional U.S. Government Fund
      Participant

      ------------------------------------------------------------------------
      ------------------------------------------------------- ----------------
      First Union National Bank                               98.34%
      Trust Accounts
      CMG-1151-2
      401 S. Tryon St., 3rd Fl.
      Charlotte, NC 28202-1934
      ------------------------------------------------------- ----------------
      ------------------------------------------------------------------------
      Institutional U.S. Government Fund
      Reserve

      ------------------------------------------------------------------------
      ------------------------------------------------------- ----------------
      First Union National Bank                               98.31%
      Trust Accounts
      CMG-1151-2
      401 S. Tryon St., 3rd Fl.
      Charlotte, NC 28202-1934
      ------------------------------------------------------- ----------------
      ------------------------------------------------------------------------
      Institutional U.S. Government Fund
      Resource

      ------------------------------------------------------------------------
      ------------------------------------------------------- ----------------
      First Union National Bank                               100.00%
      Trust Accounts
      CMG-1151-2
      401 S. Tryon St., 3rd Fl.
      Charlotte, NC 28202-1934
      ------------------------------------------------------- ----------------


                                                               EXPENSES

Advisory Fees

         Evergreen Investment Management Company, LLC (EIMC), a wholly owned subsidiary of Wachovia Bank, N.A. (Wachovia Bank), is the investment advisor to the Funds. Wachovia Bank, located at 201 South College Street, Charlotte, North Carolina 28288-0630, is a subsidiary of Wachovia Corporation (formerly First Union Corporation). Prior to May 11, 2001, the investment advisor to the Funds was Evergreen Investment Management, a division of Wachovia Bank. For more information, see Investment Advisory Agreements in Part 2 of this SAI.

         EIMC is entitled to receive from each of the Funds an annual fee based on a percent of each Fund's average net assets, as follows:

                  ===================================== ====================
                  Cash Management Fund                         0.22%
                  ------------------------------------- --------------------
                  ------------------------------------- --------------------
                  Institutional 100% Treasury Fund             0.21%
                  ------------------------------------- --------------------
                  ------------------------------------- --------------------
                  Institutional Money Market Fund              0.11%
                  ------------------------------------- --------------------
                  ------------------------------------- --------------------
                  Institutional Municipal Fund                 0.11%
                  ------------------------------------- --------------------
                  ------------------------------------- --------------------
                  Institutional Treasury Fund                  0.11%
                  ------------------------------------- --------------------
                  ------------------------------------- --------------------
                  Institutional U.S. Government Fund           0.12%
                  ===================================== ====================

Advisory Fees Paid

         Below are the advisory fees paid by each Fund to the Funds' investment advisor for the last three fiscal years or periods. Prior to May 11, 2001, amounts paid by the Funds were paid to the previous investment advisor.

================================================================================
Fund/Fiscal Year or Period                     Advisory Fees     Advisory Fees
                                                   Paid            Waived
================================================================================
================================================================================
Year Ended February 28, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Cash Management Fund                                $974,155        $948,124
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Institutional 100% Treasury Fund                   $1,427,326      $1,183,922
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Institutional Money Market Fund                   $13,781,849          $0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Institutional Municipal Fund                       $2,207,194          $0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Institutional Treasury Fund                        $3,905,153          $0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Institutional U.S. Government Fund                  $908,196        $325,929
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Year Ended February 28, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Institutional 100% Treasury Fund                   $1,244,321      $1,149,197
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Institutional Money Market Fund                    $7,321,561          $0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Institutional Municipal Fund                       $1,426,251          $0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Institutional Treasury Fund                        $3,513,429          $0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Institutional U.S. Government Fund                  $411,826        $152,731
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Year Ended February 29, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Institutional 100% Treasury Fund                   $1,361,205      $1,151,773
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Institutional Money Market Fund                    $8,038,456          $0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Institutional Municipal Fund                       $1,566,787          $0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Institutional Treasury Fund                        $4,927,010       $311,339
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Institutional U.S. Government Fund (1)              $42,020       $42,020 (2)
--------------------------------------------------------------------------------
================================================================================
(1) Period from October 1, 1999 (commencement of operations) to February 29,
    2000.
(2) The advisor was also reimbursed $21,583 in expenses.


12b-1 Fees

         Below are the 12b-1 fees paid by all share classes except Institutional shares, of each Fund for the fiscal year ended February 28, 2002. Institutional shares do not pay 12b-1 fees. For more information, see "Distribution Expenses Under Rule 12b-1" in Part 2 of this SAI.

====================================================================================================================
                                   Administrative shares            Investor shares             Reserve shares
====================================================================================================================
             Fund                    Distribution Fees             DistributionFees            DistributionFees
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Cash Management Fund                        $254                        $23,235                    $88,923

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Institutional 100% Treasury                 N/A                           N/A                        N/A
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund          $6,535 (1)                   $84,012 (1)                $108,110 (1)
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Institutional Municipal Fund             $1,865 (1)                   $11,895(1)                    $5 (1)
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Institutional Treasury Fund                $9(1)                        $95 (1)                  $162,476(1)
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Institutional U.S. Government              $0 (1)                        $1(1)                   $71,094 (1)
Fund
====================================================================================================================
(1) For the period 5/1/2001 (commencement of class operations) to 2/28/2002.

===================================================================================================================
                                Institutional Service Shares      Participant shares           Resource shares
====================================================================================================================
             Fund                    Distribution Fees             Distribution Fees          Distribution Fees
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Cash Management Fund                      $339,349                     $352,237                  $115,126 (2)

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Institutional 100% Treasury               $722,721                        N/A                        N/A
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund        $8,972,563(1)                 $100,162 (1)                $44,983 (1)
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Institutional Municipal Fund           $1,442,392 (1)                 $15,129 (1)                   $7(1)
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Institutional Treasury Fund            $3,999,512(1)                  $320,660(1)                $111,657(1)
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Institutional U.S. Government             $467,178 (1)               $363,331 (1)                $38,367 (1)
Fund
====================================================================================================================
(1)      For the period 5/1/2001 (commencement of class operations) to 2/28/2002.
(2)      For the period 3/26/2001 (commencement of class operations) to 2/28/2002.

Trustee Compensation

         Listed below is the Trustee compensation paid by the Trust individually for the fiscal year ended February 28, 2002 and by the Trust and the eight other trusts in the Evergreen Fund Complex for the twelve months ended December 31, 2001. The Trustees do not receive pension or retirement benefits from the Funds. For more information, see "Management of the Trust" in Part 2 of this SAI.

--------------------------------------------------------------------------------
                                                     Total Compensation from the
                         Aggregate Compensation from  Evergreen Fund Complex for
                           Trust for fiscal year       the twelve months ended
   Trustee                 ended 2/28/2002                12/31/2001*
------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Laurence B. Ashkin**               $9,301                      $40,250
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Charles A. Austin, III            $21,562                      $93,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Arnold H. Dreyfuss**               $9,976                      $43,250
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
K. Dun Gifford                    $24,763                     $109,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
James S. Howell***                 $9,339                      $40,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Leroy Keith, Jr.                  $21,444                      $92,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Gerald M. McDonnell               $23,996                      $93,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Thomas L. McVerry                 $21,536                      $93,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Louis W. Moelchert, Jr.****       $19,245                      $92,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
William Walt Pettit               $21,653                      $93,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
David M. Richardson               $21,653                      $93,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Russell A. Salton, III            $23,965                     $103,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Michael S. Scofield               $27,557                     $120,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Richard J. Shima                  $21,653                      $93,500
--------------------------------------------------------------------------------
Richard K. Wagoner                $21,551                      $93,000
--------------------------------------------------------------------------------

*Certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2001. The amounts listed below will be payable in later years to the respective Trustees:

Austin               $55,800
Howell               $28,000
McVerry              $93,000
Moelchert            $92,000
Pettit               $93,500
Scofield             $39,375
**As of January 1, 2001, Laurence B. Ashkin and Arnold H. Dreyfuss retired and became Trustees Emeriti.
***As of January 1, 2000, James S. Howell retired and became Trustee Emeritus. **** On January 2, 2002, Louis W. Moelchert, Jr. resigned. He received compensation through December 2001.

                                   PERFORMANCE

Total Return

         Below are the average annual total returns for each class of shares of the Funds as of February 28, 2002. For more information, see "Total Return" under "Performance Calculations" in Part 2 of this SAI.

===================================================================================================================
         Fund/Class                 One Year             Five Years       Ten Years or Since   Inception Date of
                                                                          Inception Date of          Class
                                                                                Class
===================================================================================================================
===================================================================================================================
Cash Management Fund (2)

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Institutional                         3.38%                 N/A                 3.38%               3/1/2001
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Institutional Service                 3.13%                 N/A                 3.13%               3/1/2001
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Administrative                        3.33%                 N/A                 3.33%               3/1/2001
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Investor                              3.28%                 N/A                 3.28%               3/1/2001
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Participant                           2.87%                 N/A                 2.87%               3/1/2001
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Reserve                               2.72%                 N/A                 2.72%               3/1/2001
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Resource                               N/A                  N/A                 2.62%              3/26/2001
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Institutional 100% Treasury Fund

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Institutional                         3.28%                 N/A                 4.77%              12/08/1997
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Institutional Service                 3.02%                 N/A                 4.51%              12/23/1997
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund (1)

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Institutional                         3.58%                5.33%                5.36%              11/19/1996
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Institutional Service                 3.32%                5.07%                5.09%              11/26/1996
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Administrative                        3.54%                5.32%                5.35%               5/1/2001
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Investor                              3.50%                5.32%                5.34%               5/1/2001
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Participant                           3.15%                5.25%                5.27%               5/1/2001
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Reserve                               3.02%                5.22%                5.25%               5/1/2001
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Resource                              2.90%                5.19%                5.22%               5/1/2001
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Institutional Municipal Fund (1)

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Institutional                         2.54%                3.51%                3.51%              11/20/1996
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Institutional Service                 2.29%                3.25%                3.25%              11/25/1996
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Administrative                        2.50%                3.50%                3.50%               5/1/2001
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Investor                              2.46%                3.49%                3.49%               5/1/2001
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Participant                           2.12%                3.42%                3.43%               5/1/2001
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Reserve                               1.99%                3.40%                3.40%               5/1/2001
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Resource                              1.86%                3.37%                3.38%               5/1/2001
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Institutional Treasury Fund (1)

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Institutional                         3.21%                5.03%                5.06%              11/20/1996
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Institutional Service                 2.95%                4.77%                4.80%              11/27/1996
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Administrative                        3.17%                5.02%                5.05%               5/1/2001
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Investor                              3.12%                5.01%                5.04%               5/1/2001
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Participant                           2.78%                4.95%                4.98%               5/1/2001
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Reserve                               2.66%                4.92%                4.95%               5/1/2001
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Resource                              2.53%                4.89%                4.93%               5/1/2001
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-------------------------------------------------------------------------------------------------------------------
Institutional U.S. Government Fund (1)

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Institutional                         3.26%                 N/A                 4.89%              10/01/1999
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Institutional Service                 3.00%                 N/A                 4.63%              10/01/1999
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-------------------------------------------------------------------------------------------------------------------
Administrative                        3.22%                 N/A                 4.88%               5/1/2001
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Investor                              3.17%                 N/A                 4.86%               5/1/2001
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Participant                           2.83%                 N/A                 4.71%               5/1/2001
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Reserve                               2.70%                 N/A                 4.66%               5/1/2001
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Resource                              2.58%                 N/A                 4.61%               5/1/2001
===================================================================================================================

    (1) Historical performance shown for Administrative, Investor, Participant, Reserve and Resource shares prior to their inception is based on the performance of Institutional shares, the original class offered. These historical returns have not been adjusted to reflect the effect of the each class' 12b-1 fees. These fees are 0.05% for Administrative shares, 0.10% for Investor shares, 0.25% for Institutional Service shares, 0.50% for Participant shares, 0.65% for Reserve share and 0.80% for Resource shares. Institutional shares pay no 12b-1 fees. If these fees had been reflected, returns would have been lower.

     (2) Historical performance shown for Resource shares prior to their inception is based on the performance of Institutional shares, one of the original classes offered. These historical returns have not been adjusted to reflect the effect of the class' 12b-1 fees. These fees are 0.80% for Resource shares. Institutional shares pay no 12b-1 fees. If these fees had been reflected, returns would have been lower.

Current Yield

         Below are the current and effective yields for each class of shares of the Funds for the 7-day period ended February 28, 2002. For more information, see "7-Day Current and Effective Yield" under "Performance Calculation" in Part 2 of the SAI.

=========================================================================
            Fund                  Current Yield       Effective Yield

=========================================================================
=========================================================================
Cash Management Fund

-------------------------------------------------------------------------
-------------------------------------------------------------------------
Institutional                         1.94%                1.96%
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Institutional Service                 1.69%                1.70%
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Administrative                        1.89%                1.90%
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Investor                              1.84%                1.85%
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Participant                           1.44%                1.45%
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Reserve                               1.29%                1.29%
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Resource                              1.14%                1.14%
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Institutional 100% Treasury Fund

-------------------------------------------------------------------------
-------------------------------------------------------------------------
Institutional                         1.73%                1.75%
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Institutional Service                 1.48%                1.49%
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Institutional Money Market Fund

-------------------------------------------------------------------------
-------------------------------------------------------------------------
Institutional                         2.02%                2.04%
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Institutional Service                 1.77%                1.79%
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Administrative                        1.97%                1.99%
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Investor                              1.92%                1.94%
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Participant                           1.52%                1.54%
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Reserve                               1.37%                1.38%
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Resource                              1.22%                1.23%
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Institutional Municipal Fund

-------------------------------------------------------------------------
-------------------------------------------------------------------------
Institutional                         1.39%                1.40%
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Institutional Service                 1.14%                1.15%
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Administrative                        1.34%                1.35%
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Investor                              1.29%                1.30%
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Participant                           0.89%                0.89%
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Reserve                               0.74%                0.74%
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Resource                              0.59%                0.59%
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Institutional Treasury Fund

-------------------------------------------------------------------------
-------------------------------------------------------------------------
Institutional                         1.84%                1.86%
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Institutional Service                 1.59%                1.60%
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Administrative                        1.79%                1.81%
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Investor                              1.74%                1.76%
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Participant                           1.34%                1.35%
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Reserve                               1.19%                1.20%
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Resource                              1.04%                1.05%
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Institutional U.S. Government Fund

-------------------------------------------------------------------------
-------------------------------------------------------------------------
Institutional                         1.77%                1.78%
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Institutional Service                 1.51%                1.53%
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Administrative                        1.72%                1.73%
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Investor                              1.67%                1.68%
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Participant                           1.27%                1.27%
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Reserve                               1.12%                1.12%
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Resource                              0.97%                0.97%
=========================================================================

         Below are the tax equivalent yields for each class of shares of the Institutional Municipal Fund for the 7-day period ended February 28, 2002. The maximum federal tax rate of 38.6% is assumed. For more information, see "Tax Equivalent Yield" under "Performance Calculations" in Part 2 of this SAI.

============================================================
                              Tax Equivalent Yield

------------------------------------------------------------
Institutional Municipal Fund

------------------------------------------------------------
------------------------------------------------------------
Institutional                               2.26%
------------------------------------------------------------
Institutional Service                       1.86%
------------------------------------------------------------
------------------------------------------------------------
Administrative                              2.18%
------------------------------------------------------------
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Investor                                    2.10%
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Participant                                 1.45%
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Reserve                                     1.21%
------------------------------------------------------------
------------------------------------------------------------
Resource                                    0.96%
============================================================


                                SERVICE PROVIDERS

Administrator

         Evergreen Investment Services, Inc. (EIS), 200 Berkeley Street, Boston, Massachusetts 02106-5034, a subsidiary of Wachovia Corporation (Wachovia), serves as administrator to the Funds, subject to the supervision and control of the Trust's Board of Trustees. EIS provides the Funds with facilities, equipment and personnel and is entitled to receive from each Fund annual fees at the following rate:


=============================================== ==========================
          Average Daily Net Assets                   Administrative
    of the Evergreen Money Market Funds             Service Fee Rates

----------------------------------------------- --------------------------
----------------------------------------------- --------------------------

             First $60 billion                           0.060%
----------------------------------------------- --------------------------
----------------------------------------------- --------------------------
             Next $40 billion                             0.055%
----------------------------------------------- --------------------------
----------------------------------------------- --------------------------
             Next $25 billion                             0.050%
----------------------------------------------- --------------------------
----------------------------------------------- --------------------------
         On assets over $125 billion                      0.040%
=============================================== ==========================

         Below are the administrative fees paid by each Fund for the last three fiscal years or periods. Prior to December 31, 2001, the Funds paid EIS under a different fee schedule.

================================================================================
Fund/Fiscal Year or Period                          Administrative Fees Paid

================================================================================
Year Ended February 28, 2002

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Cash Management Fund                                        $267,672
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Institutional 100% Treasury Fund                            $407,805
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Institutional Money Market Fund                            $7,517,372
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Institutional Municipal Fund                               $1,203,924
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Institutional Treasury Fund                                $2,130,084
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Institutional U.S. Government Fund                          $454,098
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Year Ended February 28, 2001

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Institutional 100% Treasury Fund                            $354,736
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Institutional Money Market Fund                            $3,980,508
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Institutional Municipal Fund                                $774,821
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Institutional Treasury Fund                                $1,909,453
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Institutional U.S. Government Fund                          $205,564
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Year Ended February 29, 2000

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Institutional 100% Treasury Fund                            $133,947
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Institutional Money Market Fund                            $1,476,277
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Institutional Municipal Fund                                $266,099
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Institutional Treasury Fund                                 $853,944
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Institutional U.S. Government Fund (1)                      $21,010
================================================================================
(1) For the period from October 1, 1999 (commencement of operations) to February 29, 2000.

Transfer Agent

         Evergreen Service Company, LLC (ESC), P.O. Box 8400, Boston, Massachusetts 02266-8400, a subsidiary of Wachovia, is the Funds' transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts. Each Fund pays ESC annual fees as follows:

============================= ======================= =========================
                               Annual Fee Per Open     Annual Fee Per Closed
                                     Account*                Account**
Fund Type
----------------------------- ----------------------- -------------------------
----------------------------- ----------------------- -------------------------
Monthly Dividend Funds                $26.75                   $9.00
----------------------------- ----------------------- -------------------------
----------------------------- ----------------------- -------------------------
Quarterly Dividend Funds              $25.75                   $9.00
----------------------------- ----------------------- -------------------------
----------------------------- ----------------------- -------------------------
Semiannual Dividend Funds             $24.75                   $9.00
----------------------------- ----------------------- -------------------------
----------------------------- ----------------------- -------------------------
Annual Dividend Funds                 $24.75                   $9.00
----------------------------- ----------------------- -------------------------
----------------------------- ----------------------- -------------------------
Money Market Funds                    $26.75                   $9.00
============================= ======================= =========================

* For shareholder accounts only. Each Fund pays ESC cost plus 15% for broker accounts. ** Closed accounts are maintained on the system in order to facilitate historical and tax information.

Distributor

         Evergreen Distributor, Inc. (EDI), 90 Park Avenue, New York, NY 10026, markets the Funds through broker-dealers and other financial representatives.

Independent Auditors

         KPMG LLP, 99 High Street, Boston, Massachusetts 02110, audits the financial statements of the Funds.

Custodian

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110, keeps custody of each Fund's securities and cash and performs other related duties.

Legal Counsel

         Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006 provides legal advice to the Funds.


                              FINANCIAL STATEMENTS

     The audited financial statements and the independent auditors' report thereon are hereby incorporated by reference to the Funds' Annual Report, a copy of which may be obtained without charge by writing to Evergreen Service Company, LLC, P.O. Box 8400, Boston, Massachusetts 02266-8400, by calling toll-free at 1-800-343-2898, or by downloading if off our website at www.evergreeninvestments.com.

                                 EVERGREEN FUNDS

                    Statement of Additional Information (SAI)

                                     PART 2

                      ADDITIONAL INFORMATION ON SECURITIES

                            AND INVESTMENT PRACTICES

         The prospectus describes the Fund's investment objective and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use. Some of the information below will not apply to the Fund or the Class in which you are interested. See the list under Other Securities and Practices in Part 1 of this SAI to determine which of the sections below are applicable.

Money Market Instruments

         The Fund may invest up to 100% of its assets in high quality money market instruments, such as notes, certificates of deposit, commercial paper, banker's acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy.

U.S. Government Agency Securities

         The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

         These securities are backed by (1) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (2) the credit of the agency or instrumentality issuing the obligations.

         Some  government  agencies  and   instrumentalities   may  not  receive
financial support from the U.S. Government. Examples of such agencies are:

          (i) Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

          (ii) Farmers Home Administration;

          (iii)Federal Home Loan Banks;

          (iv) Federal Home Loan Mortgage Corporation;

          (v) Federal National Mortgage Association; and Student Loan Marketing Association.

         Securities  Issued  by the  Government  National  Mortgage  Association
(GNMA). The Fund may invest in securities issued by the GNMA, a corporation wholly owned by the U.S. Government. GNMA securities or "certificates" represent ownership in a pool of underlying mortgages. The timely payment of principal and interest due on these securities is guaranteed.

         Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments. While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30-year bond.

2-1

         The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool. Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool. In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

         Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, prepayments are likely to increase as the holders of the underlying mortgages seek refinancing. As a result, the value of a GNMA certificate is not likely to rise as much as the value of a comparable debt security would in response to same decline. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When-Issued, Delayed-Delivery and Forward Commitment Transactions

         The Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

         The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

         Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

         Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund. In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Repurchase Agreements

         The Fund may enter into repurchase agreements with entities that are registered as U.S. Government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. Government securities or other financial institutions believed by the investment advisor to be creditworthy. In a repurchase agreement the Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within a period of time usually not exceeding seven days. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

         The Fund's custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund's investment advisor believes that under the regular procedures normally in effect for custody of the Fund's

2-2
portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Reverse Repurchase Agreements

         As described herein, the Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

         The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

         When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Leverage

         The Fund may engage in transactions that create leverage with up to 30% of its net assets in accordance with Evergreen's Leverage Policy. Leverage creates special risks for the Fund which are created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Examples of transactions which create leverage include mortgage dollar rolls (see descriptions herein).

Dollar Roll Transactions

         The Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income.

         Dollar rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund's borrowings and other senior securities. Investing in dollar rolls creates leverage (unless they are "covered dollar rolls," see description below) and are included in the calculation of the Fund's total leverage-creating transaction. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Covered Dollar Rolls

         The Fund may enter into covered dollar rolls which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position. The offsetting cash/cash equivalent position effectively collateralizes the Fund's right to receive the security at the end of the roll period, and also serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of

2-3
the Fund's borrowings and other senior securities. Covered dollar rolls are not considered to be a transaction that creates leverage and will be excluded from the calculation of the Fund's total leverage-creating transaction.

Securities Lending

         The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund. These transactions must be fully collateralized at all times with cash or short-term debt obligations, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral. Any investment of collateral by the Fund would be made in accordance with the Fund's investment objective and policies described in the prospectus.

Convertible Securities

         The Fund may invest in convertible securities. Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

         The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed-income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Preferred Stocks

         The Fund may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

         If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.Warrants

         The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no

2-4
rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Swaps, Caps, Floors and Collars

         The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund would use these transactions as hedges and not as speculative investments and would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's Ratings Services (S&P) or Moody's Investors Service, Inc. (Moody's) or has an equivalent rating from another nationally recognized securities rating organization or is determined to be of equivalent credit quality by the Fund's investment advisor. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Indexed Securities

         The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

         Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

2-5

         Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Fund's investment advisor considers that the Austrian schilling is linked to the German deutschmark (the "D-mark"), the Fund holds securities denominated in schillings and the investment advisor believes that the value of schillings will decline against the U.S. dollar, the investment advisor may enter into a contract to sell D-marks and buy dollars.

Options and Futures Strategies

         The Fund may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which the investment advisor plans to purchase through the writing and purchase of options and the purchase or sale of futures contracts and related options. Expenses and losses incurred as a result of such hedging strategies will reduce the Fund's current return.

         The ability of the Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes stated below.

Writing Covered Options on Securities. The Fund may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the investment advisor determines is appropriate in seeking to attain the Fund's investment objective. Call options written by the Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

         The Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all time while the put option is outstanding. A call option is covered if the Fund owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund's custodian bank cash or short-term U.S.
government securities with a value equal to or greater than the Fund's obligation under the option. The Fund may also write combinations of covered puts and covered calls on the same underlying security.

         The Fund will receive a premium from writing an option, which increases the Fund's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, the Fund will limit its opportunity to profit from any increase in the market value of the

2-6
underlying security above the exercise price of the option. By writing a put option, the Fund will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds market price plus the amount of the premium received.

         The Fund may terminate an option which it has written prior to its expiration, by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Purchasing Put and Call Options on Securities. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Fund, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Fund might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

         The Fund may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Fund, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Fund might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

         The Fund may enter into financial futures contracts and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund will enter into futures on securities or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

         The Fund may sell or purchase futures contracts. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases. Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities. If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines. The Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price or rate of return for securities the Fund intends to purchase.

         The Fund also intends to purchase put and call options on futures contracts for hedging purposes. A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the

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option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

         The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

         Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between the Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The Fund's investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

         The Fund does not intend to use futures transactions for speculation or leverage. The Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by the Fund. The Fund will not change these policies without supplementing the information in the prospectus and SAI.

"Margin" in Futures Transactions. Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value the Fund will mark-to-market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Limitations. The Fund will not purchase or sell futures contracts or options on futures contracts if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts would exceed 5% of the net assets of the Fund unless the transaction meets certain "bona fide hedging" criteria. The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

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Risks of Options and Futures Strategies. The effective use of options and futures strategies depends, among other things, on the Fund's ability to terminate options and futures positions at times when the investment advisor deems it desirable to do so. Although the Fund will not enter into an option or futures position unless the investment advisor believes that a liquid market exists for such option or future, there can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The investment advisor generally expects that options and futures transactions for the Fund will be conducted on recognized exchanges. In certain instances, however, the Fund may purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission
(SEC) considers over-the-counter options to be illiquid. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

         The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of the Fund's investment advisor to forecast correctly interest rate movements and general stock market price movements. The risk increases as the composition of the securities held by the Fund diverges from the composition of the relevant option or futures contract.

Brady Bonds

         The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

         U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks

         The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations

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may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks

         The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Foreign Securities

         The Fund may invest in foreign securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit. The Fund may also invest in Canadian commercial paper and Europaper. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Inter-american Development Bank and the International Bank for Reconstruction and Development

         The Fund may be subject to risks associated with obligations of the Inter-american Development Bank and the International Bank for Reconstruction and Development. Because these banks are supported only by appropriate but unpaid commitments of member countries, there is no assurance that the commitments will be undertaken in the future.

Foreign Currency Transactions

         As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency

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exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

Premium Securities

         The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity. Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds

         The Fund may invest a portion of its assets in lower rated bonds. Bonds rated below BBB by S&P or Fitch IBCA, Inc. (Fitch) or below Baa by Moody's, commonly known as "junk bonds," offer high yields, but also high risk. While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Investors should be aware of the following risks:

         (1) The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

         (2) The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

         (3) The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise. For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher-rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

         (4) The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely effect (a) the bond's market price, (b) the Fund's ability to sell the bond, and
(c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

         For bond ratings descriptions, see "Corporate and Municipal Bond Ratings" below.

Illiquid and Restricted Securities

         The Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

         The Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws. Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade freely among qualified institutional investors. Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining the

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Fund's compliance with the limit on illiquid securities indicated above. In determining the liquidity of Rule 144A securities, the Trustees will consider:
(1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and
(4) the nature of the security and the nature of the marketplace trades.

Investment in Other Investment Companies

         The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act. Currently, the Fund may not (1) own more than 3% of the outstanding voting shares of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies. However, the Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund. Investing in other investment companies may expose a Fund to duplicate expenses and lower its value.

         Notwithstanding the foregoing, as a result of an exemptive order received from the SEC, the Fund may invest cash balances in shares of other money market funds advised by the Fund's investment advisor or an affiliate of the investment advisor, in amounts up to 25% of the Fund's total assets.

Short Sales

         A short sale is the sale of a security the Fund has borrowed. The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender. After a short sale is completed, the value of the security sold short may rise. If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

         The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal  Securities

         The Fund may invest in municipal bonds of any state, territory or possession of the United States (U.S.), including the District of Columbia. The Fund may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Municipal bonds may also may be issued to refinance public debt.

         Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

         The Fund may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

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         The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by S&P, Moody's and Fitch. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund. Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

         The ability of the Fund to achieve its investment objective depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund.

         From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund.

U.S. Virgin Islands, Guam and Puerto Rico

         The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named. The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or
(b) 25% of its net assets in the obligations of Puerto Rico. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Tender Option Bonds

         A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid

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as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.

Master Demand Notes

         The Fund may invest in master demand notes. These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice). Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund`s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch.

Payment-in-kind Securities

         The Fund may invest in payment-in-kind (PIK) securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period. The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

         PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

         An advantage of PIKs for the issuer -- as with zero coupon securities -- is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash-paying securities. However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

         As a group, PIK bonds trade flat (i.e., without accrued interest). Their price is expected to reflect an amount representing accreted interest since the last payment. PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer. Their premium yield is the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

         Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

         Regardless of whether PIK securities are senior or deeply subordinated,

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issuers are highly motivated to retire them because they are usually their most costly form of capital.

Zero Coupon "Stripped" Bonds

         The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

         In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

         For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

Mortgage-Backed or Asset-Backed Securities

         The Fund may invest in mortgage-backed securities and asset-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

         Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

         REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

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         In addition to mortgage-backed securities, the Fund may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

         Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         In general, issues of asset-backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset-backed securities may default and/or may suffer from these defects. In evaluating the strength of particular issues of asset-backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

Variable or Floating Rate Instruments

         The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for the Fund. The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts

         The Fund may invest in investments related to real estate including real estate investment trusts (REITs). Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

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Limited Partnerships

The Fund may invest in limited and master limited partnerships. A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

For an organization classified as a partnership under the Code, each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market.

Stand-by Commitments

         When the Fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities. A stand-by commitment may be considered a security independent of the state tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time. The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. No Fund expects to assign any value to stand-by commitments.

                        PURCHASE AND REDEMPTION OF SHARES

         You may buy  shares of the Fund  through  Evergreen  Distributor,  Inc.
(EDI), broker-dealers that have entered into special agreements with EDI or certain other financial institutions. With certain exceptions, the Fund may offer up to seven different classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay a front-end sales charge when you buy the Fund's shares, a contingent deferred sales charge (a "CDSC") when you redeem the Fund's shares or no sales charges at all. Each Fund offers different classes of shares. Refer to the prospectus to determine which classes of shares are offered by each Fund.

Class A Shares

         With certain exceptions, when you purchase Class A shares you will pay a maximum sales charge of 5.75%. The prospectus contains a complete table of applicable sales charges and a discussion of sales charge reductions or waivers that may apply to purchases. If you purchase Class A shares in the amount of $1 million or more, without an front-end sales charge, the Fund will charge a CDSC of 1.00% if you redeem during the month of your purchase or the 12-month period following the month of your purchase (see "Contingent Deferred Sales Charge" below).

         No front-end  sales charges are imposed on Class A shares  purchased by
(a) institutional investors, which may include bank trust departments and registered investment advisors; (b) investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisors or financial planners who place

2-17
trades for their own accounts if the accounts are linked to the master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer; (e) shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families; and (f) current and retired employees of First Union National Bank (FUNB) and its affiliates, EDI and any broker-dealer with whom EDI has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees; and (g) upon the initial purchase of an Evergreen Fund by investors reinvesting the proceeds from a redemption within the preceding 30 days of shares of other mutual funds, provided such shares were initially purchased with a front-end sales charge or subject to a CDSC. These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at net asset value (NAV) to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EDI. In addition, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

Class B Shares

                  The Fund offers Class B shares at NAV without an front-end sales charge. With certain exceptions, however, the Fund will charge a CDSC on shares you redeem within 72 months after the month of your purchase, in accordance with the following schedule:

REDEMPTION TIME                                                 CDSC RATE

Month of purchase and the first 12-month
period following the month of purchase........................  5.00%
Second 12-month period following the month of purchase........  4.00%
Third 12-month period following the month of purchase.........  3.00%
Fourth 12-month period following the month of purchase........  3.00%
Fifth 12-month period following the month of purchase.........  2.00%
Sixth 12-month period following the month of purchase.........  1.00%
Thereafter....................................................  0.00%

         Class B shares that have been outstanding for seven years after the month of purchase will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Service Company, LLC (ESC).

Class C Shares

         Class C shares are available only through broker-dealers who have entered into special distribution agreements with EDI. The Fund offers Class C shares at NAV without an front-end sales charge. With certain exceptions, however, the Fund will charge a CDSC on shares you redeem within 24 months after the month of your purchase, in accordance with the following schedule:

REDEMPTION TIME                                                   CDSC RATE

Month of purchase and the first 12-month
period following the month of purchase                            2.00%
Second 12-month period following the month of purchase            1.00%
Thereafter                                                        0.00%

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See "Contingent Deferred Sales Charge" below.

         Class C shares purchased through an omnibus account with Merrill Lynch Investment Manager, L.P. will be charged a 1.00% CDSC if redeemed within 12 months after the month of purchase. Redemptions made thereafter will not be charged a CDSC.

Class I Shares (formerly Class Y Shares)

         No CDSC is imposed on the redemption of Class I shares. Class I shares are not offered to the general public and are available only to (1) persons who at or prior to December 31, 1994 owned Class I shares of an Evergreen Fund,(2) certain institutional investors and (3) investment advisory clients of an investment advisor of an Evergreen Fund or the advisor's affiliates. Class I shares are offered at NAV without a front-end or back-end sales charge and do not bear any Rule 12b-1 distribution expenses.

Class S and Class S1 Shares

         Class S and Class S1 shares of the Evergreen money market funds are offered at NAV without an front-end or deferred sales charge through certain broker-dealers and financial institutions who have entered into selling agreements with EDI. Investors should refer to their broker-dealer or financial institution as appropriate for instructions and further information.

Administrative Shares, Institutional Shares, Institutional Service Shares, Investor Shares, Participant Shares, Reserve Shares, Resource Shares

         Each institutional class of shares is sold without a front-end sales charge or deferred sales charge. Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares each pay Rule 12b-1 distribution expenses. Institutional shares do not pay Rule 12b-1 distribution expenses. The minimum initial investment in any institutional class of shares is $1 million, which may be waived in certain circumstances. There is no minimum amount required for subsequent purchases.

Contingent Deferred Sales Charge

         The Fund charges a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1," below). Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares do not charge a CDSC. If imposed, the Fund deducts the CDSC from the redemption proceeds you would otherwise receive. The CDSC is a percentage of the lesser of (1) the net asset value of the shares at the time of redemption or (2) the shareholder's original net cost for such shares. Upon request for redemption, to keep the CDSC a shareholder must pay as low as possible, the Fund will first seek to redeem shares not subject to the CDSC and/or shares held the longest, in that order. The CDSC on any redemption is, to the extent permitted by the NASD Regulation, Inc., paid to EDI or its predecessor.

Redemption-in-kind

         The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

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                       SALES CHARGE WAIVERS AND REDUCTIONS

         The following information is not applicable to Class S, Class S1, Class I, Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares.

         If you are making a large purchase, there are several ways you can combine multiple purchases of Class A shares in Evergreen Funds and take advantage of lower sales charges. These are described below.

Combined Purchases

         You may reduce your front-end sales charge if you purchase Class A shares in multiple Evergreen Funds, excluding Evergreen money market funds, at the same time. The combined dollar amount invested will determine the front-end sales charge applied to all your current purchases. For example, if you invested $75,000 in each of two different Evergreen Funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.75% for Funds with a 4.75% front-end sales charge). See prospectus for the specific sales charge applicable to the Fund.

Rights of Accumulation

         You may add the value of all of your existing Evergreen Fund investments in all share classes, excluding Evergreen money market funds, to determine the front-end sales charge to be applied to your current Class A purchase.

         Your account, and therefore your rights of accumulation, can be linked to immediate family members which includes father and mother, brothers and sisters, and sons and daughters. The same rule applies with respect to individual retirement plans. Please note, however, that retirement plans involving employees stand alone and do not pass on rights of accumulation.

Letter of Intent

         You may reduce the sales charge on a current purchase if you agree to invest at least $50,000 in Class A shares of an Evergreen Fund over a 13-month period. You will pay the same sales charge as if you had invested the full amount all at one time. The Fund will hold a certain portion of your investment in escrow until your commitment is met.

Waiver of Front-end Sales Charges

         The Fund may sell its shares at net asset value without an front-end sales charge to:

1.       purchasers of shares in the amount of $1 million or more;

2.       a  corporate  or  certain  other   qualified   retirement   plan  or  a
         non-qualified deferred compensation plan or a Title 1 (ERISA) tax-sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan");

3. institutional investors, which may include bank trust departments and registered investment advisors;

4. investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

2-20

5. clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to a master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased;

6. institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer;

7. employees of FUNB, its affiliates, EDI, any broker-dealer with whom EDI has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees;

8. certain Directors, Trustees, officers and employees of the Evergreen Funds, EDI or their affiliates and to the immediate families of such persons; or

9. a bank or trust company acting as trustee for a single account in the name of such bank or trust company if the initial investment in any of the Evergreen Funds made pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1% of the amount invested.

         With respect to items 8 and 9 above, the Fund will only sell shares to these parties upon the purchasers written assurance that the purchase is for their personal investment purposes only. Such purchasers may not resell the securities except through redemption by the Fund. The Fund will not charge any CDSC on redemptions by such purchasers.

Waiver of CDSCs

         The Fund does not impose a CDSC when the shares you are redeeming represent:

1.       an increase in the share value above the net cost of such shares;

2. certain shares for which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

3. shares that are in the accounts of a shareholder who has died or become disabled;

4. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 (ERISA);

5. a systematic withdrawal from the ERISA plan of a shareholder who is at least 59 years old;

6. shares in an account that we have closed because the account has an aggregate net asset value of less than $1,000;

7. an automatic withdrawal under a Systematic Withdrawal Plan of up to 1.00% per month of your initial account balance;

8.       a  withdrawal   consisting  of  loan  proceeds  to  a  retirement  plan
         participant;

9.       a financial hardship withdrawal made by a retirement plan participant;

10. a withdrawal consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

11. a redemption by an individual participant in a Qualifying Plan that purchased Class C shares (this waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets).

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Exchanges

         Investors may exchange shares of the Fund for shares of the same class of any other Evergreen Fund which offers the same class of shares. See "By Exchange" under "How to Buy Shares" in the prospectus. Before you make an exchange, you should read the prospectus of the Evergreen Fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time.

Automatic Reinvestment

         As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares. However, ESC will automatically reinvest all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins. Uncashed or returned redemption checks will also be handled in the manner described above.

                                PRICING OF SHARES

Calculation of Net Asset Value

         The Fund calculates its NAV once daily on Monday through Friday, as described in the prospectus. The Fund will not compute its NAV on the days the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Evergreen reserves the right to adjust the closing time to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

         The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

         Current values for the Fund's portfolio securities are determined as follows:

(1) Securities that are traded on an established securities exchange or the over-the-counter National Market System (NMS) are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred.

(2) Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

(3) Short-term investments maturing in more than 60 days, for which market quotations are readily available, are valued at current market value.

(4) Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market.

2-22

(5) Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor's opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

(6) Municipal bonds are valued by an independent pricing service at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue.

         Foreign securities are generally valued on the basis of valuations provided by a pricing service, approved by the Trust's Board of Trustees, which uses information with respect to transactions in such securities, quotations from broker-dealers, market transactions in comparable securities, and various relationships between securities and yield to maturity in determining value.

                            PERFORMANCE CALCULATIONS

Average Annual Total Return

         Described below are the total return calculations the Fund may use from time to time in advertisements.

Return Before Taxes

         Total return quotations for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return:

         [OBJECT OMITTED]

         P =  initial payment of $1,000.
         T =  average annual total return.
         n =  number of years.
         ERV = ending redeemable value of the initial $1,000.

Return After Taxes on Distributions

         Total return quotations, less the taxes due on distributions, for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment, all dividends and distributions are added, less the taxes due on such distributions, and all recurring fees charged to all shareholder accounts are deducted. To calculate the taxes due on distributions, the highest marginal federal income tax rate in effect on the reinvestment date is used. The after-tax quotations do not reflect the effect of state and local taxes. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return after taxes on distributions:

         [OBJECT OMITTED]D

2-23

Where:
        P = initial payment of $1,000.
        T = average annual total return (after taxes on distributions). n = number of years.
        ATVD = ending redeemable value of
               the initial $1,000, after taxes on
               fund distributions but not after
               taxes on redemption.

Return After Taxes on Distributions and Redemption

         Total  return   quotations,   less  taxes  due  on  distributions   and
redemption, for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment, all dividends and distributions are added, less taxes due on such distributions and redemption, and all recurring fees charged to all shareholder accounts are deducted. To calculate taxes due on distributions, the highest marginal federal income tax rate in effect on the reinvestment date is used. To calculate taxes due on redemptions, returns are adjusted to reflect the effect of capital gains taxes resulting from the redemption offset by the tax benefit from capital losses resulting from the redemption. Capital gains taxes, or the benefit resulting from tax losses, are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The after-tax quotations do not reflect the effect of state and local taxes. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return after taxes on distributions and redemption:

         [OBJECT OMITTED]DR

Where:
       P = initial payment of $1,000.
       T =  average annual total return
            (after taxes on distributions and redemptions).
       n =  number of years.
       ATVDR = ending redeemable value of
               the initial $1,000, after taxes on
               fund distributions and redemption.

Yield

         Described below are yield calculations the Fund may use. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields based on these calculations do not represent the Fund's yield for any future period.

30-Day Yield

         If the Fund invests primarily in bonds, it may quote its 30-day yield in advertisements or in reports or other communications to shareholders. It is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

         [OBJECT OMITTED] [OBJECT OMITTED]

2-24

         Where:
         a = Dividends and interest earned during the period b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
         d = The maximum offering price per share on the last day of the period

7-Day Current and Effective Yield

         If the Fund invests primarily in money market instruments, it may quote its 7-day current yield or effective yield in advertisements or in reports or other communications to shareholders.

         The current yield is calculated by determining the net change, excluding capital changes and income other than investment income, in the value of a hypothetical, pre-existing account having a balance of one share at the beginning of the 7-day base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

         The effective yield is based on a compounding of the current yield, according to the following formula:

         [OBJECT OMITTED]

Tax Equivalent Yield

         If the Fund invests primarily in municipal bonds, it may quote in advertisements or in reports or other communications to shareholders a tax equivalent yield, which is what an investor would generally need to earn from a fully taxable investment in order to realize, after income taxes, a benefit equal to the tax free yield provided by the Fund. Tax equivalent yield is calculated using the following formula:

                                                           [OBJECT OMITTED]

         The quotient is then added to that portion, if any, of the Fund's yield that is not tax exempt. Depending on the Fund's objective, the income tax rate used in the formula above may be federal or a combination of federal and state.

                              PRINCIPAL UNDERWRITER

         EDI is the principal underwriter for the Trust and with respect to each class of shares of the Fund. The Trust has entered into a Principal Underwriting Agreement (Underwriting Agreement) with EDI with respect to each class of the Fund. EDI is a subsidiary of The BISYS Group, Inc.

         EDI, as agent, has agreed to use its best efforts to find purchasers for the shares. EDI may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that EDI will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

         All subscriptions and sales of shares by EDI are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, current prospectuses and SAI. All orders are subject to acceptance by the Fund and the Fund reserves the right, in

2-25
its sole discretion, to reject any order received. Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

         EDI has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. EDI has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EDI or any other person for whose acts EDI is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

         The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the "Independent Trustees"), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

         The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

         From time to time, if, in EDI's judgment, it could benefit the sales of shares, EDI may provide to selected broker-dealers promotional materials and selling aids, including, but not limited to, personal computers, related software, and data files.

                     DISTRIBUTION EXPENSES UNDER RULE 12b-1

         The Fund bears some of the costs of selling its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares ("Share Classes"), as applicable, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act. These 12b-1 fees are indirectly paid by the shareholder, as shown by the Fund's expense table in the prospectus. The
12b-1 fees are composed of distribution fees and service fees which are described further below.

         Under the Distribution Plans (each a "Plan," together, the "Plans") that the Fund has adopted for its Share Classes, other than Class I and Institutional, the Fund may incur expenses for 12b-1 fees up to a maximum annual percentage of the average daily net assets attributable to a class, as described below. Amounts paid under the Plans are used to compensate EDI pursuant to Distribution Agreements (each an "Agreement," together, the "Agreements") that the Fund has entered into with respect to its Share Classes, as applicable.

            Class             Current Maximum 12b-1 Fees Allowed Under the Plans
            A                        0.75%(a)
            B                        1.00%
            C                        1.00%
            S                        0.75%(b)
            S1                       0.75%(b)
            Administrative           0.75%(c)
            Institutional Service    0.75%(c)
            Investor                 0.75%(c)
            Participant              0.75%(c)
            Reserve                  0.75%(c)
            Resource                 1.00%(d)

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(a) Currently limited to 0.30% or less on Evergreen money market funds and 0.25% or less for all other Evergreen Funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(b) Currently limited to 0.60% or less on Evergreen money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(c) Currently limited to 0.65% or less on Evergreen institutional money market funds and Evergreen Cash Management Money Market Funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(d) Currently limited to 0.80% or less on Evergreen institutional money market funds and Evergreen Cash Management Money Market Funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

         Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Fund's investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts. The Fund may not, during any fiscal period, pay 12b-1 fees greater than the amounts described in the chart above under "Current Maximum 12b-1 Fees Allowed Under the Plans." The Trustees may, without shareholder approval, increase the fees allowed under the Agreements up to the current maximum 12b-1 fees allowed under the Plans.

         The Agreements provide that EDI will use the distribution fees received from the Fund for the following purposes:

         (1) to compensate broker-dealers or other persons for distributing Fund shares;

         (2) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders; and

         (3)   to otherwise promote the sale of Fund shares.

         The Agreements also provide that EDI may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares. EDI may assign its rights to receive compensation under the Plans to secure such financings. FUNB or its affiliates may finance payments made by EDI to compensate broker-dealers or other persons for distributing shares of the Fund.

         In the event the Fund acquires the assets of another mutual fund, compensation paid to EDI under the Agreements may be paid by EDI to the acquired fund's distributor or its predecessor.

         Since EDI's compensation under the Agreements is not directly tied to the expenses incurred by EDI, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses and may result in a profit to EDI. Distribution expenses incurred by EDI in one fiscal year that exceed the compensation paid to EDI for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

         Distribution fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, while

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at the same time permitting EDI to compensate broker-dealers in connection with the sale of such shares.

         Service fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares and are charged as class expenses, as accrued.

         Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

         The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EDI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         Each Plan and the Agreement will continue in effect for successive 12-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

         The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1 and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares.

         In the event that the Plan or Distribution Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EDI with respect to that class or classes, and (ii) the Fund would not be obligated to pay EDI for any amounts expended under the Distribution Agreement not previously recovered by EDI from distribution services fees in respect of shares of such class or classes through deferred sales charges.

         All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected. Any Plan or Distribution Agreement may be terminated (i) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or (ii) by EDI. To

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terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EDI. Any Distribution Agreement will terminate automatically in the event of its assignment. For more information about 12b-1 fees, see "Expenses" in the prospectus and "12b-1 Fees" under "Expenses" in Part 1 of this SAI.

SERVICE FEES AND COMMISSIONS PAID TO INVESTMENT FIRMS

Service Fees

         EDI will pay service fees to investment firms based on the average daily net asset value of Class A, Class B, Class S, Class S1, Administrative, Investor, Participant, Reserve, Resource and Institutional Service shares of the Fund which the investment firm has sold and which are issued and outstanding on the books of the Fund during each quarter, and which are registered in the names of customers for whom the investment firm is the dealer of record ("Eligible Shares").

         The rate of such service fees of the Fund for Class A, B and Institutional Service shares (excluding Evergreen money market funds, Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Short-Duration Income Fund, Evergreen Equity Index Fund and Evergreen Adjustable Rate Fund) will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

         The rate of service fees of the Fund with Administrative Shares will be calculated quarterly at the rate of 0.0125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.05% annually) during such quarter.

         The rate of service fees of the Fund with Investor Shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

         The rate of service fees of the Fund with Participant Shares will be calculated quarterly at the rate of 0.125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.50% annually) during such quarter.

         The rate of service fees of the Fund with Reserve Shares will be calculated quarterly at the rate of 0.1625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.65% annually) during such quarter.

         The rate of service fees of the Fund with Resource Shares will be calculated quarterly at the rate of 0.20% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.80% annually) during such quarter.

         The rate of service fees of the Fund with Class S and Class S1 Shares will be calculated quarterly at the rate of 0.15% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.60% annually) during such quarter.

         For Evergreen money market funds, the quarterly rate paid to investment firms for sales of Eligible Shares of Class A will be 0.075% or approximately 0.30% annually.

         For Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Short-Duration Income Fund and Evergreen Adjustable Rate Fund, the quarterly rate paid to investment firms for sales of Eligible Shares of Class A will be 0.025% or approximately 0.10% annually. For Evergreen Adjustable Rate Fund, this rate applies to sales made after January 1, 1997.

         EDI will pay the investment firm a full year's service fee in advance of the dealer's sales of Class C shares of such Fund at the rate of 0.25% of the aggregate net asset value of such shares. EDI will pay service fees to the investment firms based on the average daily net asset value of Class C shares of

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the Fund they have sold, provided such shares have been on the books of the Fund for a minimum of 14 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the respective quarter and which are registered in the names of customers for whom the investment firm is the dealer of record ("Class C Eligible Shares"). Such service fees will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Class C Eligible Shares (approximately 0.25% annually).

         In any quarter in which total service fees earned by the investment firm on such Eligible Shares of all Funds are less than $50.00 in the aggregate, no service fees will be paid to the investment firm nor will such amounts be carried over for payment in a future quarter. Service fees will be paid within five business days after the end of the service commission period in the respective quarter. EDI will pay service fees only to the extent that such amounts have been paid to EDI by the Fund.

         No service fees are paid on sales of any Class I or Institutional shares of the Fund.

Commissions

         EDI will also pay commissions to the investment firms based on the average daily net asset value of Class C shares of the Fund sold provided such shares have been on the books of the Fund for a minimum of 14 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the calendar quarter and which are registered in the names of customers for whom the investment firm is the dealer of record ("Eligible Shares"). Such commissions will be calculated quarterly at the rate of 0.1875% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.75% annually) during such quarter. Such commissions will be paid by the twentieth day of the month before the end of the respective quarter. Such commissions will continue to be paid to the investment firm quarterly so long as aggregate payments do not exceed applicable NASD limitations and other governing regulations.

         No commissions are paid on sales of any Class I or Institutional shares of the Fund.

                                 TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

         The Fund intends to qualify for and elect the tax treatment applicable to regulated investment companies (RIC) under Subchapter M of the Code. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year,
(a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting such distribution requirements.

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Taxes on Distributions

         Unless the Fund is a municipal bond or municipal money market fund, distributions will be taxable to shareholders whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

         To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short-term capital gains, if any). The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income. Unless the Fund is a municipal bond, municipal money market fund or U.S. Treasury or U.S. Government money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations. The Fund will inform shareholders of the amounts that so qualify. If the Fund is a municipal bond, municipal money market fund, corporate bond fund or U.S. Treasury or U.S. Government money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations.

         From time to time, the Fund will distribute the excess of its net long-term capital gains over its short-term capital loss to shareholders (i.e., capital gain dividends). For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long-term capital gains. Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares.

         Distributions by the Fund reduce its NAV. A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital. In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital. Nevertheless, the shareholder may incur taxes on the distribution. Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

         If more than 50% of the value of the Fund's total assets at the end of a fiscal year is represented by securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments. The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

Special Tax Information for Shareholders of Municipal Bond or Municipal Money Market Funds

         The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income. In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax-exempt obligations at the close of each quarter. An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year. The percentage of the

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total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

         Any shareholder of the Fund who may be a "substantial user" (as defined by the Code, as amended.) of a facility financed with an issue of tax-exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

         Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax-exempt, will be treated as a tax preference item for alternative minimum tax purposes. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

         Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends. Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long-term capital gains received by the shareholder.

Taxes on The Sale or Exchange of Fund Shares

         Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets. Capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 20% for an individual. Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares. The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares. Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long-term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

         Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a federal income tax backup withholding requirement at the rate of 30% in 2002 and slightly lesser in subsequent years on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

Other Tax Considerations

         The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund. Each shareholder who is not a U.S. person should consult his or her

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tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.

                                    BROKERAGE

Brokerage Commissions

         If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

         If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

         Masters Fund may incur higher brokerage costs than would be the case if a single investment advisor or sub-advisor were managing the entire portfolio.

Selection of Brokers

         When buying and selling portfolio securities, the advisor seeks brokers who can provide the most benefit to the Fund. When selecting a broker, the investment advisor will primarily look for the best price at the lowest commission, but in the context of the broker's:

1.       ability to provide the best net financial result to the Fund;
2.       efficiency in handling trades;
3.       ability to trade large blocks of securities;
4.       readiness to handle difficult trades;
5.       financial strength and stability; and
6. provision of "research services," defined as (a) reports and analyses concerning issuers, industries, securities and economic factors and (b) other information useful in making investment decisions.

         The Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above, including First Union Securities, Inc., an affiliate of the Fund's investment advisor. Pursuant to
Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided. Research services provided by a broker to the investment advisor do not replace, but supplement, the services the investment advisor is required to deliver to the Fund. It is impracticable for the investment advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

         When selecting a broker for portfolio trades, the investment advisor may also consider the amount of Fund shares a broker has sold, subject to the other requirements described above.

         First Union Securities, Inc., an affiliate of the Fund's investment advisor and a member of the New York and American Stock Exchanges, may, effect portfolio transactions on those exchanges for the Fund. Wachovia Securities,

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Inc., is a wholly owned subsidiary of Wachovia Corporation, the Fund's investment advisor's parent.

Simultaneous Transactions

         The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.

                                  ORGANIZATION

         The following is qualified in its entirety by reference to the Trust's Declaration of Trust.

Description of Shares

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable.

Voting Rights

         Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of "NAV" applicable to such share. Shares generally vote together as one class on all matters. Classes of shares of the Fund have equal voting rights. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

         After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law (for such reasons as electing or removing Trustees, changing fundamental policies, and approving advisory agreements or 12b-1 plans), unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

Limitation of Trustees' Liability

         The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Code of Ethics

         The Trust and its various investment advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act ("Code of Ethics"). Each of these Codes of Ethics permits Fund personnel to invest in securities for their own accounts and is on file with, and available from, the SEC.

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                          INVESTMENT ADVISORY AGREEMENT

         On behalf of the Fund, the Trust has entered into an investment advisory agreement with the Fund's investment advisor (the "Advisory Agreement"). Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund (unless the Fund is Evergreen Masters Fund) investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

         If the Fund is Evergreen Masters Fund, the Advisory Agreement is similar to the above except that the investment advisor selects sub-advisors (hereinafter referred to as "Managers") for the Fund and monitors each Manager's investment program and results. The investment advisor has primary responsibility under the multi-manager strategy to oversee the Managers, including making recommendations to the Trust regarding the hiring, termination and replacement of Managers.

          The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see "Expenses" in Part 1 of this SAI.

         The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

         In approving the renewal of the existing investment advisory agreement of each Fund, the Board of Trustees reviewed, on a Fund by Fund basis, the management fees and other expenses and compared the data to that of Funds of comparable size and investment objectives in the Lipper peer group. In addition, the Board of Trustees considered its discussions with management on the personnel and resources committed to management of the Fund and the nature and quality of the service provided to the Fund. In reviewing the overall profitability of the management fee to the Fund's investment advisor, the Board of Trustees also considered the fact that affiliates provide transfer agency and administrative services to the Fund for which they receive compensation.

Managers (Evergreen Masters Fund only)

         Evergreen Masters Fund's investment program is based upon the investment advisor's multi-manager concept. The investment advisor allocates the Fund's portfolio assets on an equal basis among a number of investment management organizations - currently four in number - each of which employs a different investment style, and periodically rebalances the Fund's portfolio among itself and the Managers so as to maintain an approximate equal allocation of the portfolio among them throughout all market cycles. Each Manager provides these services under a Portfolio Management Agreement. Each Manager has

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discretion, subject to oversight by the Trustees and the investment advisor, to purchase and sell portfolio assets consistent with the Fund's investment objectives, policies and restrictions and specific investment strategies developed by the investment advisor. EIMC is the Fund's investment advisor and manages a portion of the Fund's portfolio. Along with EIMC, the Fund's current Managers, MFS Institutional Advisors, Inc., OppenheimerFunds, Inc. and Putnam Investment Management, LLC also manage portions of the Fund's portfolio.

         The Trust and EIMC have received an order from the SEC that permits the investment advisor to employ a "manager of managers" strategy in connection with its management of the Fund. The exemptive order permits the investment advisor, subject to certain conditions, and without shareholder approval, to: (a) select new Managers who are unaffiliated with the investment advisor with the approval of the Trust's Board of Trustees; (b) change the material terms of the Portfolio Management Agreements with the Managers; and (c) continue the employment of a Manager after an event which would otherwise cause the automatic termination of a Portfolio Management Agreement. Shareholders would be notified of any Manager changes. Shareholders have the right to terminate arrangements with a Manager by vote of a majority of the outstanding shares of the Fund. The order also permits the Fund to disclose the Managers' fees only in the aggregate.

Transactions Among Advisory Affiliates

         The Trust has adopted procedures pursuant to Rule 17a-7 of the 1940 Act ("Rule 17a-7 Procedures"). The Rule 17a-7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of Wachovia Corporation (formerly First Union Corporation) is an investment advisor. The Rule 17a-7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of Wachovia Corporation is an investment advisor. The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.

                             MANAGEMENT OF THE TRUST

         The Trust is supervised by a Board of Trustees that is responsible for representing the interest of the shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services. See "Expenses-Trustee Compensation" in Part 1 of this SAI.

     The Trust has an Executive Committee which consists of the Chairman of the Board, Michael S. Scofield, K. Dun Gifford and Russell A. Salton, III, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings and acts on routine matters between scheduled Board meetings. For the fiscal year ended February 28, 2002, the Executive Committee held ten committee meetings. The Executive Committee may solicit suggestions for persons to fill vacancies on the Boards of Trustees from such sources as they deem appropriate, including EIMC. Nominations by shareholders will not be considered.The Trustees will consider such nominations at the next regularly scheduled Board meeting.

     The Trust has an Audit Committee which consists of the Chairman of the Committee, K. Dun Gifford, Charles A. Austin, III, Gerald M. McDonnell, David M. Richardson and Richard Shima. The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that they deem appropriate. For the fiscal year ended February 28, 2002, the Audit Committee held four committee meetings.

         The Trust has a Performance Committee which consists of the Chairman of the Committee, Russell A. Salton, III, Thomas L. McVerry, Dr. Leroy Keith, William W. Pettit and Richard Wagoner. The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisors to the Evergreen Funds, reviews the performance of the other

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service providers to the Evergreen Funds, and assesses the performance of the Evergreen Funds. For the fiscal year ended February 28, 2002, the Performance Committee held four committee meetings.

         Set forth below are the Trustees of each of the nine Evergreen Trusts. Unless otherwise indicated, the address for each Trustee is 200 Berkeley Street, Boston, Massachusetts 02116.

Independent Trustees:

Name and Date of Birth/Position with Trust/Beginning Year of Term of Office*/ Principal Occupations for Last Five Years/Number of Portfolios Overseen in Evergreen Funds complex/Other Directorships held outside of Evergreen Funds complex

Charles A. Austin III DOB: 10/23/34/Trustee/1991/
Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust./95/None

K. Dun Gifford DOB: 10/23/38/Trustee/1974/
Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust./95/None

Leroy Keith, Jr. DOB: 2/14/39/Trustee/1983/
Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products
Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund/95/Trustee

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Gerald M. McDonnell DOB: 7/14/39/Trustee/1988/
Sales Manager, SMI-STEEL - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust./95/None

Thomas L. McVerry DOB: 8/2/38/Trustee/1993/
Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust./95/None

William Walt Pettit DOB: 8/26/55/Trustee/1984/
Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust./95/None

David M. Richardson DOB: 9/19/41/Trustee/1982/
President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP
(communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust./95/None

Russell A. Salton, III MD DOB: 6/2/47/Trustee/1984/
Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust./95/None

Michael S. Scofield DOB: 2/20/43/Trustee/1984/
Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust./95/None

Richard J. Shima DOB: 8/11/39/Trustee/1993/
Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust./95/None

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Interested Trustee:

Richard K. Wagoner, CFA** DOB: 12/12/37/Trustee/1999/
Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust./95/None

* Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office.

** Mr. Wagoner is an "interested person" of the funds because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the funds' investment advisor.

Trustee Ownership of Evergreen Funds shares

     Set forth below are the names of the Evergreen Funds in which the Trustees are invested, including the dollar range of their investment in each Fund and the aggregate dollar range of their investment in the Evergreen fund complex, as of December 31, 2001.

---------------------------- ---------------------------------------------- --------------------- --------------------
                                                                                                   Aggregate Dollar
Trustee                                          Fund                         Dollar Range of          Range of
                                                                             Investment in Fund   Investment in Fund
                                                                                                        Complex
---------------------------- ---------------------------------------------- --------------------- --------------------
Austin, Charles A., III*     Evergreen Health Care Fund                     $1-$10,000            $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Technology Fund                      $1-$10,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Omega Fund                           $10,001-$50,000
============================ ============================================== ===================== ====================
Gifford, K. Dun              None
============================ ============================================== ===================== ====================
Keith, Dr. Leroy, Jr.        Evergreen Omega Fund                           $10,001-$50,000       $10,001-$50,000
============================ ============================================== ===================== ====================
McDonnell, Gerald M.*        Evergreen Capital Growth Fund                  $10,001-$50,000       $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Emerging Markets Growth Fund         $1-$10,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Health Care Fund                     $1-$10,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Short Duration Income Fund           $1-$10,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Technology Fund                      $1-$10,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Value Fund                           $10,001-$50,000
============================ ============================================== ===================== ====================
McVerry, Thomas L.*          Evergreen Aggressive Growth Fund               $10,001-$50,000       $50,001-$100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Global Leaders Fund                  $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Growth and Income Fund               $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Omega Fund                           $1-$10,000
============================ ============================================== ===================== ====================
Pettit, William W.*          Evergreen Emerging Markets Growth Fund         $1-$10,000            $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Global Leaders Fund                  $1-$10,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Growth and Income Fund               $10,001-$50,000
============================ ============================================== ===================== ====================

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============================ ============================================== ===================== ====================
Richardson, David M.         Evergreen Equity Index Fund                    $10,001-$50,000       $50,001-$100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Omega Fund                           $10,001-$50,000
============================ ============================================== ===================== ====================
Salton, Dr. Russell A., III* None
============================ ============================================== ===================== ====================
Scofield, Michael S.*        Evergreen Aggressive Growth Fund               $10,001-$50,000       Over $100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Balanced Fund                        $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Equity Index Fund                    $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Intermediate Term Bond Fund          $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Omega Fund                           $10,001-$50,000
============================ ============================================== ===================== ====================
Shima, Richard               Evergreen Connecticut Municipal Bond Fund      $10,001-$50,000       Over $100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen International Growth Fund            $10,001-$50,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Omega Fund                           $50,001-$100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Tax Strategic Foundation Fund        $50,001-$100,000
============================ ============================================== ===================== ====================
Wagoner, Richard             Evergreen Omega Fund                           $50,001-$100,000      Over $100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Small Cap Value Fund                 Over $100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Small Company Growth Fund            $50,001-$100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Value Fund                           Over $100,000
---------------------------- ---------------------------------------------- --------------------- --------------------
                             Evergreen Money Market Fund                    Over $100,000
---------------------------- ---------------------------------------------- --------------------- --------------------

* In addition to the above  investment  amounts,  the Trustee has over  $100,000 indirectly invested in certain of the Evergreen Funds through Deferred Compensation plans.

        Set forth below are the officers of each of the nine Evergreen Trusts.

Name, Address and Date of Birth/Position with Trust/Principal Occupation for Last Five Years

William M. Ennis/301 S. Tryon, 12th Floor Charlotte, NC 28288/DOB: 6/26/60/ President/ President and Chief Executive Officer, Evergreen Investment Company and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A..

Carol Kosel/200 Berkeley Street Boston, MA 02116/DOB: 12/25/63/Treasurer/ Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce/200 Berkeley Street Boston, MA 02116/DOB: 4/20/60/Secretary/ Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt/BISYS 3435 Stelzer Road Columbus, OH 43219-8001/DOB: 6/6/63/Vice President and Assistant Treasurer/ Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

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Bryan Haft/BISYS 3435 Stelzer Road Columbus, OH 43219-8001/DOB: 1/23/65/Vice President/ Team Leader, Fund Administration, BISYS Fund Services.

                     CORPORATE AND MUNICIPAL BOND RATINGS

         The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns. A rating is an opinion of an issuer's ability to pay interest and/or principal when due. Ratings reflect an issuer's overall financial strength and whether it can meet its financial commitments under various economic conditions.

         If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

         The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody's. The Fund may also rely on ratings provided by Fitch. Rating systems are similar among the different services. As an example, the chart below compares basic ratings for long-term bonds. The "Credit Quality" terms in the chart are for quick reference only. Following the chart are the specific definitions each service provides for its ratings.

                      COMPARISON OF LONG-TERM BOND RATINGS

MOODY'S  S&P      FITCH    Credit Quality

Aaa      AAA      AAA      Excellent Quality (lowest risk)

Aa       AA       AA       Almost Excellent Quality (very low risk)

A        A        A        Good Quality (low risk)

Baa      BBB      BBB      Satisfactory Quality (some risk)

Ba       BB       BB       Questionable Quality (definite risk)

B        B        B        Low Quality (high risk)

Caa/Ca/C CCC/CC/C CCC/CC/C In or Near Default

         D        DDD/DD/D In Default

                                 CORPORATE BONDS

                                LONG-TERM RATINGS

Moody's Corporate Long-Term Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

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Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e. they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

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BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action. An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

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BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, DD indicates expected recovery of 50%-90% of such outstandings, and D the lowest recovery potential, i.e. below 50%.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.

                          CORPORATE SHORT-TERM RATINGS

Moody's Corporate Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics.

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection

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measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

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D  Default. Denotes actual or imminent payment default.


                                 MUNICIPAL BONDS

                                LONG-TERM RATINGS

Moody's Municipal Long-Term Bond Ratings

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

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S&P Municipal Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely

2-47
payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. DD designates lower recovery potential and D the lowest.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.

                          SHORT-TERM MUNICIPAL RATINGS

Moody's Municipal Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidence by many of the following characteristics.

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be

2-48
evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's Municipal Short-Term Loan Ratings

MIG 1 This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 This designation denotes favorable quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG This designation denotes speculative quality. Debt instruments in this category may lack margins of protection.

S&P Commercial Paper Ratings

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated B are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2   Satisfactory   capacity  to  pay  principal   and  interest,   with  some
vulnerability to adverse financial and economic changes over the term of the notes.

2-49

SP-3 Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

                             ADDITIONAL INFORMATION

         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EDI, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

2-50

                   EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS

                               200 Berkeley Street

                           Boston, Massachusetts 02116

                                 1.800.847.5397

                       STATEMENT OF ADDITIONAL INFORMATION

                                  April 1, 2003

         Evergreen Prime Cash Management Money Market Fund (the "Fund")

     The Fund is a series of an open-end management investment company known as Evergreen Select Money Market Trust (the "Trust").

         This Statement of Additional Information (SAI) pertains to all classes of shares of the Fund. It is not a prospectus but should be read in conjunction with the prospectuses dated April 1, 2003 as supplemented from time to time. You may obtain the prospectuses without charge by calling 1.800.847.5397 or by downloading it off our website at EvergreenInvestments.com. The information in
Part 1 of this SAI is specific information about the Fund described in the prospectus. The information in Part 2 of this SAI contains more general information that may or may not apply to the Fund.

         Certain information may be incorporated by reference to the Annual Report dated November 30, 2002 for the Institutional shares of the Fund. You may obtain a copy of the Annual Report without charge by calling 1.800.847.5397.

                                TABLE OF CONTENTS

PART 1

TRUST HISTORY...............................................................1-1
INVESTMENT POLICIES.........................................................1-1
OTHER SECURITIES AND PRACTICES..............................................1-3
PRINCIPAL HOLDERS OF FUND SHARES............................................1-3
EXPENSES....................................................................1-4
PERFORMANCE.................................................................1-5
SERVICE PROVIDERS...........................................................1-6
FINANCIAL STATEMENTS........................................................1-7

PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES..............2-1
PURCHASE AND REDEMPTION OF SHARES..........................................2-18
SALES CHARGE WAIVERS AND REDUCTIONS........................................2-22
PRICING OF SHARES..........................................................2-24
PERFORMANCE CALCULATIONS...................................................2-25
PRINCIPAL UNDERWRITER......................................................2-27
DISTRIBUTION EXPENSES UNDER RULE 12b-1.....................................2-28
TAX INFORMATION............................................................2-34
BROKERAGE..................................................................2-36
ORGANIZATION...............................................................2-37
INVESTMENT ADVISORY AGREEMENT..............................................2-38
MANAGEMENT OF THE TRUST....................................................2-40
CORPORATE AND MUNICIPAL BOND RATINGS.......................................2-41
ADDITIONAL INFORMATION.....................................................2-54

                                     PART 1

                                  TRUST HISTORY

         The Evergreen Select Money Market Trust is an open-end management investment company, which was organized as a Delaware statutory trust on September 18, 1997. The Fund is a diversified series of the Trust. A copy of the Declaration of Trust is on file as an exhibit to the Trust's Registration Statement, of which this SAI is a part.

                               INVESTMENT POLICIES

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

         The Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940 (the 1940
Act). Where necessary, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may change accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

         1.       Diversification

         The Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

         Further Explanation of Diversification Policy:

         To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or
guaranteed  by  the  United   States  (U.S.)  government or its  agencies or
instrumentalities.

         2.       Concentration

         The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that
are  issued  or   guaranteed   by  the  U.S. government  or  its  agencies  or
instrumentalities).

         Further Explanation of Concentration Policy:

         The Fund not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         3.       Issuing Senior Securities

         Except as permitted under the 1940 Act, the Fund may not issue senior securities.

         4.       Borrowing

         The Fund may not borrow money, except to the extent permitted by applicable law.

         Further Explanation of Borrowing Policy:

         The Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. The Fund may also borrow up to an additional 5% of its total assets from banks or others. A Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. A Fund may purchase additional securities so long as outstanding borrowings do not exceed 5% of its total assets. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. The Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

         5.       Underwriting

         The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

         6.       Real Estate

         The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

         7.       Commodities

         The Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

         8.       Lending

         The Fund may not make loans to other persons, except that the Fund may lend its portfolio securities or cash in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

         Further Explanation of Lending Policy:

         To generate income and offset expenses, the Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.

         When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

         The funds in the Evergreen Select Equity Trust, Evergreen Select Fixed Income Trust (except Evergreen Adjustable Rate Fund), Evergreen Equity Trust (except Evergreen Technology Fund) and Evergreen Fixed Income Trust have the ability to lend cash to other Evergreen funds (except SNAP Fund), in accordance with Evergreen's Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission on November 20, 2001 (Rel. No. 812-11592). Evergreen's Interfund Lending Program was implemented after July 24, 2002.

                         OTHER SECURITIES AND PRACTICES

         For information   regarding  securities  the  Fund  may  purchase and
investment practices the Fund may use, see the following sections in Part 2 of this SAI under "Additional Information on Securities and Investment Practices." Information provided in the sections listed below expands upon and supplements information provided in the Fund's prospectus.

  Money Market Instruments
  US Government Agency Securities

  When-Issued, Delayed-Delivery and Forward Commitment Transactions Repurchase Agreements Reverse Repurchase Agreements Securities Lending Illiquid and Restricted Securities Investment in Other Investment Companies Master Demand Notes Obligations of Foreign Branches of United States Banks Obligations of United States Branches of Foreign Banks

     Inter-american Development Bank and the International Bank for Reconstruction and Development Floating Rate and Variable Rate Obligations Stand-By Commitments


                        PRINCIPAL HOLDERS OF FUND SHARES

         As of February 28, 2003, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of the Fund.

         Set forth below is information with respect to each person who, to the Fund's knowledge, owned beneficially or of record more than 5% of the Fund's outstanding shares as of February 28, 2003.

================================================================================
Evergreen Prime Cash Management Money Market Fund
Institutional shares

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
First Union National Bank                                                50.98%
Trust Accounts
401 S. Tryon Street, 3rd Floor
Charlotte, NC 28202-1934
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Byrd & Co.                                                               22.73%
c/o First Union National Bank
Sweep Funds Processing
123 S. Broad Street
Philadelphia, PA  19109-1029
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Wachovia Securities, Inc.                                                 6.08%
Attn:  Money Market Funds
8739 Research Drive
Charlotte, NC  28262-8537
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Costco Wholesale Corporation                                              5.67%
P.O. Box 34331
Seattle, WA  98124-1331
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Radian Group Inc.                                                         5.27%
1601 Market Street
Philadelphia, PA 19103-2301
===============================================================================

                                    EXPENSES

Advisory Fees

         Evergreen Investment Management Company, LLC (EIMC), a wholly owned subsidiary of Wachovia Corporation (Wachovia), is the investment advisor to the Fund. Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013. For more information, see "Investment Advisory Agreement" in Part 2 of this SAI.

         EIMC is entitled to receive from the Fund an annual fee equal to 0.30% of the average daily net assets of the Fund. EIMC has agreed to contractually waive a portion of the management fee and/or reimburse expense for a period of one year beginning in June 2002.

         Set forth below are the advisory fees accrued or paid by the Fund for the last three fiscal years. Prior to November 30, 2001, amounts paid by the Fund were paid to a previous investment advisor.

================================================================================
Fiscal Year                        Advisory Fees Paid      Advisory Fees Waived

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Year Ended November 30, 2002           $1,896,107               $3,581,379
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Year Ended November 30, 2001           $2,098,044               $3,559,886
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Year Ended November 30, 2000           $1,709,706               $2,989,184
================================================================================

Trustee Compensation

         Set forth below is the Trustee compensation paid by the Trust individually for the fiscal year ended November 30, 2002 and by the Trust and the eight other trusts in the Evergreen Fund Complex for the twelve months ended December 31, 2002. The Trustees do not receive pension or retirement benefits from the Evergreen funds. For more information, see "Management of the Trust" in
Part 2 of this SAI.

--------------------------------------------------------------------------------
Trustee           Aggregate Compensation from      Total Compensation from the
                    Trust for fiscal year        Evergreen Fund Complex for the
                       ended 11/30/2002                twelve months ended
                                                         12/31/2002(1)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Laurence B. Ashkin(2)        $14,452                               $52,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Charles A. Austin, III       $34,623                               $125,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Arnold H. Dreyfuss(2)        $14,264                               $52,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
K. Dun Gifford               $38,188                               $143,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
James S. Howell(3)           $14,452                               $52,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Leroy Keith, Jr.             $34,623                               $125,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Gerald M. McDonnell          $36,965                               $134,727
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Thomas L. McVerry(4)         $34,623                               $125,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Louis W. Moelchert, Jr.(5)   $2,834                                 N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
William Walt Pettit          $34,623                               $125,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
David M. Richardson          $34,623                               $125,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Russell A. Salton, III       $38,276                               $144,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Michael S. Scofield          $41,143                               $160,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Richard J. Shima             $34,623                               $125,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Richard K. Wagoner           $34,623                               $125,000
--------------------------------------------------------------------------------
(1) Certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2002. The amounts listed below will be payable in later years to the respective Trustees:

Austin             $93,750
Howell             $36,400
McVerry            $125,000
Pettit             $125,000

(2) As of January 1, 2001, Laurence B. Ashkin and Arnold H. Dreyfuss retired and became Trustees Emeriti.
(3) As of January 1, 2000, James S. Howell retired. As of December 31, 2002, Mr. Howell's 3-year term as Trustee Emeritus expired.
     Mr. Howell received compensation through December 31, 2002.
(4) On February 3, 2003, Mr. McVerry resigned. He received compensation through December 31, 2002.
(5) On January 2, 2002, Mr. Moelchert resigned. He received compensation through December 31, 2001.


                                   PERFORMANCE

Total Return

         Set forth below are the average annual total returns for the Fund as of November 30, 2002. For more information, see "Total Return" under "Performance Calculations" in Part 2 of this SAI.

================================================================================
 Class              One Year     Five Years     Ten Years or Since    Inception
                                                Inception Date of      Date of
                                                      Class             Class

================================================================================
================================================================================
Institutional (a)    1.83%          4.66%           4.92%              12/2/1993
================================================================================

(a) Historical performance shown for Institutional shares, prior to 6/7/2002, is based on the performance of Institutional shares of the Fund's predecessor fund, Wachovia Prime Cash Management Fund.

Current Yield

         Set forth below are the current and effective yields for the predecessor Fund for the 7-day period ended November 30, 2002. For more information, see "7-Day Current and Effective Yield" under "Performance Calculation" in Part 2 of the SAI.

=========================================================================
            Class                 Current Yield       Effective Yield

=========================================================================
=========================================================================
Institutional                         1.45%                1.47%
=========================================================================

                                SERVICE PROVIDERS

Administrator

         Evergreen Investment Services, Inc. (EIS), 200 Berkeley Street, Boston, Massachusetts 02116-5034, a subsidiary of Wachovia, serves as administrator to the Fund, subject to the supervision and control of the Trust's Board of Trustees. EIS provides the Fund with facilities, equipment and personnel and is entitled to receive annual fees from the Fund at the following rate:

================================================= ===========================


                                                   Administrative Service
Average Daily Net Assets of the Fund                     Fee Rates

------------------------------------------------- ---------------------------
------------------------------------------------- ---------------------------

      First $60 billion                                     0.060%
------------------------------------------------- ---------------------------
------------------------------------------------- ---------------------------
      Next $40 billion                                      0.055%

------------------------------------------------- ---------------------------
------------------------------------------------- ---------------------------
      Next $25 billion                                      0.050%

------------------------------------------------- ---------------------------
------------------------------------------------- ---------------------------

     On assets over $125 billion                            0.040%
================================================= ===========================

         Set forth below are the administrative fees paid by the Fund for the last three fiscal years. Prior to November 30, 2001, administrative fees paid by the Fund were paid to a previous administrator.

================================================================================
Fiscal Year                                         Administrative Fees Paid

================================================================================
--------------------------------------------------------------------------------
Year Ended November 30, 2002                                $986,693
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Year Ended November 30, 2001                                $942,988
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Year Ended November 30, 2000                                $783,148
================================================================================

Transfer Agent

         Evergreen Service Company, LLC (ESC), P.O. Box 8400, Boston, MA 02266-8400, a subsidiary of Wachovia, is the Fund's transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts. The Fund pays ESC annual fees as follows:

  ======================================= ================ =================

                                         Annual Fee Per     Annual Fee Per
        Fund Type                         Open Account*     Closed Account**


--------------------------------------- ---------------- -----------------
--------------------------------------- ---------------- -----------------

 Monthly Dividend Funds*                     $26.75            $9.00
--------------------------------------- ---------------- -----------------
--------------------------------------- ---------------- -----------------
Quarterly Dividend Funds:                    $25.75            $9.00
--------------------------------------- ---------------- -----------------
--------------------------------------- ---------------- -----------------
Semiannual Dividend Funds*                   $24.75            $9.00
--------------------------------------- ---------------- -----------------
--------------------------------------- ---------------- -----------------
Annual Dividend Funds*                       $26.75            $9.00
--------------------------------------- ---------------- -----------------
--------------------------------------- ---------------- -----------------
Money Market Funds*                          $26.75            $9.00
======================================= ================ =================
 * For shareholder accounts only. The Fund pays ESC cost plus 15% for broker accounts.
** Closed accounts are maintained on the system in order to facilitate historical and tax information.

Distributor

         Evergreen Distributor, Inc. (EDI), 90 Park Avenue, New York, New York 10016, markets the Fund through broker-dealers and other financial representatives.

Independent Auditors

         KPMG LLP, 99 High Street, Boston, Massachusetts 02110, audits the financial statements of the Fund.

Custodian

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Fund's custodian. The bank keeps custody of the Fund's securities and cash and performs other related duties.

Legal Counsel

         Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006, provides legal advice to the Fund.

                              FINANCIAL STATEMENTS

         The audited financial statements for Institutional shares of the Fund and the reports thereon are incorporated by reference to the Fund's Annual Report, , a copy of which may be obtained without charge from Evergreen Service Company, LLC, P.O. Box 8400, Boston, Massachusetts 02266-8400, by calling toll-free at 1-800-847-5397, or by downloading it off our website at EvergreenInvestments.com.

                    Statement of Additional Information (SAI)

                                     PART 2

                      ADDITIONAL INFORMATION ON SECURITIES

                            AND INVESTMENT PRACTICES

         The prospectus describes the Fund's investment objective and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use. Some of the information below will not apply to the Fund or the Class in which you are interested. See the list under Other Securities and Practices in Part 1 of this SAI to determine which of the sections below are applicable.

Money Market Instruments

         The Fund may invest up to 100% of its assets in high quality money market instruments, such as notes, certificates of deposit, commercial paper, banker's acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy.

U.S. Government Agency Securities

         The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

         These securities are backed by (1) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (2) the credit of the agency or instrumentality issuing the obligations.

         Some  government agencies and  instrumentalities   may  not  receive
financial support from the U.S. Government. Examples of such agencies are:

         (i)  Farm Credit System, including the National Bank for
              Cooperatives, Farm Credit Banks and Banks for Cooperatives;

         (ii) Farmers Home Administration;

         (iii)Federal Home Loan Banks;

         (iv) Federal Home Loan Mortgage Corporation;

         (v)  Federal National Mortgage Association; and

         (vi) Student Loan Marketing Association.

         Securities  Issued  by the Government  National Mortgage Association
(GNMA).   The  Fund  may  invest in securities issued  by  the  GNMA,   a
--------------------------------------------------------------------------
corporation  wholly owned  by  the  U.S. Government.   GNMA  securities or
"certificates" represent ownership in a pool of underlying mortgages. The timely payment of principal and interest due on these securities is guaranteed.

         Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments. While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30-year bond.

         The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool. Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool. In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

         Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, prepayments are likely to increase as the holders of the underlying mortgages seek refinancing. As a result, the value of a GNMA certificate is not likely to rise as much as the value of a comparable debt security would in response to the same decline. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When-Issued, Delayed-Delivery and Forward Commitment Transactions

         The Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

         The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

         Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

         Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund. In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Repurchase Agreements

         The Fund may enter into repurchase agreements with entities that are registered as U.S. Government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. Government securities or other financial institutions believed by the investment advisor to be creditworthy. In a repurchase agreement the Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within a period of time usually not exceeding seven days. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

         The Fund's custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund's investment advisor believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Reverse Repurchase Agreements

         As described herein, the Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

         The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

         When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Leverage

         The Fund may engage in transactions that create leverage with up to 30% of its net assets in accordance with Evergreen's Leverage Policy. Leverage creates special risks for the Fund which are created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Examples of transactions which create leverage include uncovered mortgage dollar rolls and investments in when-issued securities (see descriptions herein) as well as investing in securities that are issued on a "to-be-announced" basis (commonly referred to as "TBA's") which are purchased prior to their actual issuance. Examples of transactions which are not included in the calculation of the Fund's total leverage-creating transactions are covered dollar rolls and collateralized securities lending.

Dollar Roll Transactions

         The Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income.

         Dollar rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund's borrowings and other senior securities. Investing in dollar rolls creates leverage (unless they are "covered dollar rolls," see description below) and are included in the calculation of the Fund's total leverage-creating transactions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements. Covered Dollar Rolls

         The Fund may enter into covered dollar rolls which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position. The offsetting cash/cash equivalent position effectively collateralizes the Fund's right to receive the security at the end of the roll period, and also serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowings and other senior securities. Covered dollar rolls are not considered to be a transaction that creates leverage and will be excluded from the calculation of the Fund's total leverage-creating transaction.

Securities Lending

         The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund. These transactions must be fully collateralized at all times with cash or short-term debt obligations, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral. Any investment of collateral by the Fund would be made in accordance with the Fund's investment objective and policies described in the prospectus.

Convertible Securities

         The Fund may invest in convertible securities. Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

         The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed-income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Preferred Stocks

         The Fund may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

         If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

Warrants

         The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Swaps, Caps, Floors and Collars

         The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund would use these transactions as hedges and not as speculative investments and would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's Ratings Services (S&P) or Moody's Investors Service, Inc. (Moody's) or has an equivalent rating from another nationally recognized securities rating organization or is determined to be of equivalent credit quality by the Fund's investment advisor. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Indexed Securities

         The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

         Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

         Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Fund's investment advisor considers that the Austrian schilling is linked to the German deutschmark (the "D-mark"), the Fund holds securities denominated in schillings and the investment advisor believes that the value of schillings will decline against the U.S. dollar, the investment advisor may enter into a contract to sell D-marks and buy dollars.

Options and Futures Strategies

         The Fund may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which the investment advisor plans to purchase through the writing and purchase of options and the purchase or sale of futures contracts and related options. Expenses and losses incurred as a result of such hedging strategies will reduce the Fund's current return.

         The ability of the Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes stated below.

Writing Covered Options on Securities. The Fund may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the investment advisor determines is appropriate in seeking to attain the Fund's investment objective. Call options written by the Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

         The Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Fund owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund's custodian bank cash or short-term U.S.
government securities with a value equal to or greater than the Fund's obligation under the option. The Fund may also write combinations of covered puts and covered calls on the same underlying security.

         The Fund will receive a premium from writing an option, which increases the Fund's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, the Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds market price plus the amount of the premium received.

         The Fund may terminate an option which it has written prior to its expiration, by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Purchasing Put and Call Options on Securities. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Fund, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Fund might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

         The Fund may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Fund, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Fund might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

         The Fund may enter into financial futures contracts and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund will enter into futures on securities or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

         The Fund may sell or purchase futures contracts. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases. Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities. If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines. The Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price or rate of return for securities the Fund intends to purchase.

         The Fund also intends to purchase put and call options on futures contracts for hedging purposes. A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

         The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

         Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between the Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The Fund's investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

         The Fund does not intend to use futures transactions for speculation or leverage. The Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by the Fund. The Fund will not change these policies without supplementing the information in the prospectus and SAI.

"Margin" in Futures Transactions. Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value the Fund will mark-to-market its open futures positions. The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Limitations. The Fund will not purchase or sell futures contracts or options on futures contracts if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts would exceed 5% of the net assets of the Fund unless the transaction meets certain "bona fide hedging" criteria. The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

Risks of Options and Futures Strategies. The effective use of options and futures strategies depends, among other things, on the Fund's ability to terminate options and futures positions at times when the investment advisor deems it desirable to do so. Although the Fund will not enter into an option or futures position unless the investment advisor believes that a liquid market exists for such option or future, there can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The investment advisor generally expects that options and futures transactions for the Fund will be conducted on recognized exchanges. In certain instances, however, the Fund may purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission
(SEC) considers over-the-counter options to be illiquid. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

         The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of the Fund's investment advisor to forecast correctly interest rate movements and general stock market price movements. The risk increases as the composition of the securities held by the Fund diverges from the composition of the relevant option or futures contract.

Brady Bonds

         The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

         U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks

         The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks

         The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Foreign Securities

         The Fund may invest in foreign securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit. The Fund may also invest in Canadian commercial paper and Europaper. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

         Inter-american   Development  Bank  and  the  International Bank for
Reconstruction and Development

         The Fund may be subject to risks associated with obligations of the Inter-american Development Bank and the International Bank for Reconstruction and Development. Because these banks are supported only by appropriate but unpaid commitments of member countries, there is no assurance that the commitments will be undertaken in the future.

Foreign Currency Transactions

         As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

Premium Securities

         The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity. Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds

         The Fund may invest a portion of its assets in lower rated bonds. Bonds rated below BBB by S&P or Fitch IBCA, Inc. (Fitch) or below Baa by Moody's, commonly known as "junk bonds," offer high yields, but also high risk. While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Investors should be aware of the following risks:

         (1) The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

         (2) The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

         (3) The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise. For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher-rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

         (4) The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely affect (a) the bond's market price, (b) the Fund's ability to sell the bond, and
(c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

         For bond ratings descriptions, see "Corporate and Municipal Bond Ratings" below.

Sovereign Debt Obligations

         The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Illiquid and Restricted Securities

         The Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

         The Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws. Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade freely among qualified institutional investors. Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above. In determining the liquidity of Rule 144A securities, the Trustees will consider:
(1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and
(4) the nature of the security and the nature of the marketplace trades.

Investment in Other Investment Companies

         The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act. Currently, the Fund may not (1) own more than 3% of the outstanding voting shares of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies. However, the Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund. Investing in other investment companies may expose a Fund to duplicate expenses and lower its value.

         Notwithstanding the foregoing, as a result of an exemptive order received from the SEC, the Fund may invest cash balances in shares of other money market funds advised by the Fund's investment advisor or an affiliate of the investment advisor, in amounts up to 25% of the Fund's total assets.

Short Sales

         A short sale is the sale of a security the Fund has borrowed. The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender. After a short sale is completed, the value of the security sold short may rise. If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

         The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal  Securities

         The Fund may invest in municipal bonds of any state, territory or possession of the United States (U.S.), including the District of Columbia. The Fund may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Municipal bonds may also be issued to refinance public debt.

         Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

         The Fund may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

         The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by S&P, Moody's and Fitch. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund. Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

         The ability of the Fund to achieve its investment objective depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund.

         From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund.

U.S. Virgin Islands, Guam and Puerto Rico

         The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named. The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or
(b) 25% of its net assets in the obligations of Puerto Rico. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Tender Option Bonds

         A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.

Master Demand Notes

         The Fund may invest in master demand notes. These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice). Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund`s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch.

Payment-in-kind Securities

         The Fund may invest in payment-in-kind (PIK) securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period. The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

         PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

         An advantage of PIKs for the issuer -- as with zero coupon securities -- is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash-paying securities. However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

         As a group, PIK bonds trade flat (i.e., without accrued interest). Their price is expected to reflect an amount representing accreted interest since the last payment. PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer. Their premium yield is the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

         Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

         Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

Zero Coupon "Stripped" Bonds

         The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

         In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

         For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

Mortgage-Backed or Asset-Backed Securities

         The Fund may invest in mortgage-backed securities and asset-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

         Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

         REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         In addition to mortgage-backed securities, the Fund may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

         Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

In general, issues of asset-backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset-backed securities may default and/or may suffer from these defects. In evaluating the strength of particular issues of asset-backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

Variable or Floating Rate Instruments

         The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for the Fund. The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts

         The Fund may invest in investments related to real estate including real estate investment trusts (REITs). Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Limited Partnerships

         The Fund may invest in limited and master limited partnerships. A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

         For an organization classified as a partnership under the Code, each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

         A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market.

Stand-by Commitments

         When the Fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities. A stand-by commitment may be considered a security independent of the state tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time. The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. No Fund expects to assign any value to stand-by commitments.

Domestic Equity Depositary Receipts

         The Fund may invest in Domestic Equity Depository Receipts. These instruments represent interests in a unit investment trust ("UIT") that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts ("SPDRs") and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange).

         Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT that issued them. The liquidity of small holdings of Domestic Equity Depositary Receipts depends upon the existence of a secondary market.

         The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT that issued them. Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks. Disruptions in the markets for the securities underlying Domestic Equity Depositary Receipts purchased or sold by the Fund could result in losses on Domestic Equity Depositary Receipts.

                        PURCHASE AND REDEMPTION OF SHARES

         You may buy  shares of the Fund  through  Evergreen  Distributor,  Inc.
(EDI), broker-dealers that have entered into special agreements with EDI or certain other financial institutions. With certain exceptions, the Fund may offer up to seven different classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay a front-end sales charge when you buy the Fund's shares, a contingent deferred sales charge (a "CDSC") when you redeem the Fund's shares or no sales charges at all. Each Evergreen fund offers different classes of shares. Refer to the prospectus to determine which classes of shares are offered by each Fund.

Class A Shares

         The Fund offers Class A shares with a front-end sales charge applied to your initial investment at the time of purchase. The following is a complete list of the sales charge schedules applicable to purchases of Class A shares:

        ---------------------------- ----------------- ------------------
Equity Funds    Your Investment         As a % of NAV       As a % of your
                                       excluding sales       investment
                                           charge

        ---------------------------- ----------------- ------------------
        ---------------------------- ----------------- ------------------
            Up to $49,999                5.75%             6.10%
        ---------------------------- ----------------- ------------------
        ---------------------------- ----------------- ------------------
            $50,000-$99,999              4.50%             4.71%
        ---------------------------- ----------------- ------------------
        ---------------------------- ----------------- ------------------
            $100,000-$249,999            3.75%             3.90%
        ---------------------------- ----------------- ------------------
        ---------------------------- ----------------- ------------------
            $250,000-$499,999            2.50%             2.56%
        ---------------------------- ----------------- ------------------
        ---------------------------- ----------------- ------------------
            $500,000-$999,999            2.00%             2.04%
        ---------------------------- ----------------- ------------------
        ---------------------------- ----------------- ------------------
            $1,000,000-$2,999,999        0.00%             0.00%
        ---------------------------- ----------------- ------------------
        ---------------------------- ----------------- ------------------
            $3,000,000-$4,999,999        0.00%             0.00%
        ---------------------------- ----------------- ------------------
        ---------------------------- ----------------- ------------------
            $5,000,000 or greater        0.00%             0.00%
        ---------------------------- ----------------- ------------------

        ---------------------------- ----------------- ------------------
Long-term Bond     Your Investment      As a % of NAV      As a % of your
Funds                                   excluding sales      investment
                                           charge
        ---------------------------- ----------------- ------------------
        ---------------------------- ----------------- ------------------
             Up to $49,999                4.75%             4.99%
        ---------------------------- ----------------- ------------------
        ---------------------------- ----------------- ------------------
             $50,000-$99,999              4.50%             4.71%
        ---------------------------- ----------------- ------------------
        ---------------------------- ----------------- ------------------
             $100,000-$249,999            3.75%             3.90%
        ---------------------------- ----------------- ------------------
        ---------------------------- ----------------- ------------------
             $250,000-$499,999            2.50%             2.56%
        ---------------------------- ----------------- ------------------
        ---------------------------- ----------------- ------------------
             $500,000-$999,999            2.00%             2.04%
        ---------------------------- ----------------- ------------------
        ---------------------------- ----------------- ------------------
             $1,000,000-$2,999,999        0.00%             0.00%
        ---------------------------- ----------------- ------------------
        ---------------------------- ----------------- ------------------
             $3,000,000-$4,999,999        0.00%             0.00%
        ---------------------------- ----------------- ------------------
        ---------------------------- ----------------- ------------------
             $5,000,000 or greater        0.00%             0.00%
        ---------------------------- ----------------- ------------------

        ---------------------------- ----------------- ------------------
Short-term Bond    Your Investment     As a % of NAV      As a % of your
Funds                                 excluding sales       investment
                                         charge

        ---------------------------- ----------------- ------------------
        ---------------------------- ----------------- ------------------
             Up to $49,999                3.25%             3.36%
        ---------------------------- ----------------- ------------------
        ---------------------------- ----------------- ------------------
             $50,000-$99,999              3.00%             3.09%
        ---------------------------- ----------------- ------------------
        ---------------------------- ----------------- ------------------
             $100,000-$249,999            2.50%             2.56%
        ---------------------------- ----------------- ------------------
        ---------------------------- ----------------- ------------------
             $250,000-$499,999            2.00%             2.04%
        ---------------------------- ----------------- ------------------
        ---------------------------- ----------------- ------------------
             $500,000-$999,999            1.50%             1.52%
        ---------------------------- ----------------- ------------------
        ---------------------------- ----------------- ------------------
             $1,000,000-$2,999,999        0.00%             0.00%
        ---------------------------- ----------------- ------------------
        ---------------------------- ----------------- ------------------
             $3,000,000 or greater        0.00%             0.00%
        ---------------------------- ----------------- ------------------

         There is no front-end sales charge imposed on Class A shares of Evergreen's money market funds. If you purchase Class A shares in the amount of $1 million or more, without a front-end sales charge, the Fund will charge a CDSC of 1.00% if you redeem during the month of your purchase or the 12-month period following the month of your purchase (see "Contingent Deferred Sales Charge" below).

         No front-end  sales charges are imposed on Class A shares  purchased by
(a)  institutional  investors,  which may  include  bank trust departments  and
registered  investment  advisors;   (b)  investment  advisors,  consultants  or
financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer; (e) shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families; and (f) current and retired employees of Wachovia Corporation (Wachovia), and its affiliates, EDI and any broker-dealer with whom EDI has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees; and (g) upon the initial purchase of an

Evergreen Fund by investors reinvesting the proceeds from a redemption within the preceding 30 days of shares of other mutual funds, provided such shares were initially purchased with a front-end sales charge or subject to a CDSC. These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at net asset value (NAV) to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EDI. In addition, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

Class B Shares

         The Fund offers Class B shares at NAV without a front-end sales charge. However, the Fund may charge a CDSC on shares you redeem based on the following schedule:

REDEMPTION TIME                                                    CDSC RATE
Month of purchase and the first 12-month
period following the month of purchase                               5.00%
Second 12-month period following the month of purchase               4.00%
Third 12-month period following the month of purchase                3.00%
Fourth 12-month period following the month of purchase               3.00%
Fifth 12-month period following the month of purchase                2.00%
Sixth 12-month period following the month of purchase                1.00%
Thereafter                                                           0.00%

         Class B shares that have been outstanding for eight years after the month of purchase will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. Conversion of Class B shares represented by stock certificates will require thereturn of the stock certificate to Evergreen Service Company, LLC (ESC).

         For a complete description of CDSC, including how the charge is calculated, see "Contingent Deferred Sales Charge" below.

Class C Shares

         The Fund offers Class C shares with a front-end sales charge of 1.00% applied to your initial investment at the time of purchase. The front-end sales charge may be waived under certain circumstances. In addition, the Fund may charge a CDSC on shares you redeem based on the following schedule:

REDEMPTION TIME                                                    CDSC RATE
Month of purchase and the first 12-month
period following the month of purchase                               1.00%

Thereafter                                                           0.00%

         For a complete description of CDSC, including how the charge is calculated, see "Contingent Deferred Sales Charge" below.

         Class C shares purchased through either an omnibus account with Merrill Lynch Investment Manager, L.P.or any account with Morgan Stanley DW Inc. will not be subject to the 1.00% front-end sales charge and will be charged a 1.00% CDSC if redeemed within 12 months after the month of purchase. Redemptions made thereafter will not be charged a CDSC.

Class I Shares (also referred to as Institutional Shares)

         No CDSC is imposed on the redemption of Class I shares. Class I shares are not offered to the general public and are available only to (1) persons who at or prior to December 31, 1994 owned Class Y shares of an Evergreen Fund,(2) certain institutional investors and (3) investment advisory clients of an investment advisor of an Evergreen Fund or the advisor's affiliates. Class I shares are offered at NAV without a front-end or back-end sales charge and do not bear any Rule 12b-1 distribution expenses.

Class S and Class S1 Shares

         Class S and Class S1 shares of the Evergreen money market funds are offered at NAV without a front-end or deferred sales charge through certain broker-dealers and financial institutions who have entered into selling agreements with EDI. Investors should refer to their broker-dealer or financial institution as appropriate for instructions and further information.

         Administrative Shares, Institutional Service Shares, Investor Shares, Participant Shares, Reserve Shares, Resource Shares

         Each  institutional  class of shares is sold without a front-end  sales
charge  or deferred  sales  charge.   Administrative,  Institutional  Service,
Investor,  Participant,   Reserve  and  Resource  shares each  pay Rule  12b-1
distribution expenses. The minimum initial investment in any institutional class of shares is $1 million, which may be waived in certain circumstances. There is no minimum amount required for subsequent purchases.

Contingent Deferred Sales Charge

         The Fund charges a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1," below). Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares do not charge a CDSC. If imposed, the Fund deducts the CDSC from the redemption proceeds you would otherwise receive. The CDSC is a percentage of the lesser of (1) the net asset value of the shares at the time of redemption or (2) the shareholder's original net cost for such shares. Upon request for redemption, to keep the CDSC a shareholder must pay as low as possible, the Fund will first seek to redeem shares not subject to the CDSC and/or shares held the longest, in that order. The CDSC on any redemption is, to the extent permitted by the NASD Regulation, Inc., paid to EDI or its predecessor.

Redemption-in-kind

         The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

                       SALES CHARGE WAIVERS AND REDUCTIONS

         The following information is not applicable to Class S, Class S1, Class I, Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares.

         If you are making a large purchase, there are several ways you can combine multiple purchases of Class A shares in Evergreen funds and take advantage of lower sales charges. These are described below.

Combined Purchases

         You may reduce your front-end sales charge if you purchase Class A shares in multiple Evergreen funds, excluding Evergreen money market funds, at the same time. The combined dollar amount invested will determine the front-end sales charge applied to all your current purchases. For example, if you invested $75,000 in each of two different Evergreen funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.50% for Funds with a 4.75% front-end sales charge). See prospectus for the specific sales charge applicable to the Fund.

Rights of Accumulation

         You may add the value of all of your existing Evergreen Fund investments in all share classes, excluding Evergreen money market funds, to determine the front-end sales charge to be applied to your current Class A purchase.

         Your account, and therefore your rights of accumulation, can be linked to immediate family members which includes father and mother, brothers and sisters, and sons and daughters. The same rule applies with respect to individual retirement plans. Please note, however, that retirement plans involving employees stand alone and do not pass on rights of accumulation.

Letter of Intent

         You may reduce the sales charge on a current purchase if you agree to invest at least $50,000 in Class A shares of an Evergreen Fund over a 13-month period. You will pay the same sales charge as if you had invested the full amount all at one time. The Fund will hold a certain portion of your investment in escrow until your commitment is met.

Waiver of Front-end Sales Charges

         The Fund may sell its shares at net asset value without an front-end sales charge to:

         1. purchasers of shares in the amount of $1 million or more;

         2. a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 (ERISA) tax-sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan");

         3. institutional investors, which may include bank trust departments and registered investment advisors;

         4. investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

         5. clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to a master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased;

         6. institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer;

         7. employees of Wachovia, its affiliates, EDI, any broker-dealer with whom EDI has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees;

         8. certain Directors, Trustees, officers and employees of the Evergreen funds, EDI or their affiliates and to the immediate families of such persons; or

         9. a bank or trust company acting as trustee for a single account in the name of such bank or trust company if the initial investment in any of the Evergreen funds made pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1% of the amount invested.

         With respect to items 8 and 9 above, the Fund will only sell shares to these parties upon the purchasers written assurance that the purchase is for their personal investment purposes only. Such purchasers may not resell the securities except through redemption by the Fund. The Fund will not charge any CDSC on redemptions by such purchasers.

Waiver of CDSCs

         The Fund does not impose a CDSC when the shares you are redeeming represent:

         1. an increase in the share value above the net cost of such shares;

         2. certain shares for which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

         3. shares that are in the accounts of a shareholder who has died or become disabled;

         4. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 (ERISA);

         5. a systematic withdrawal from the ERISA plan of a shareholder who is at least 59 years old;

         6. shares in an account that we have closed because the account has an aggregate net asset value of less than $1,000;

         7. an automatic withdrawal under a Systematic Withdrawal Plan of up to 1.00% per month of your initial account balance;

         8. a withdrawal consisting of loan proceeds to a retirement plan participant;

         9. a financial hardship withdrawal made by a retirement plan participant;

         10. a withdrawal consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

         11. a redemption by an individual participant in a Qualifying Plan that purchased Class C shares (this waiver is not available in the event a
        Qualifying Plan, as a whole, redeems substantially all of its assets).

Exchanges

         Investors may exchange shares of the Fund for shares of the same class of any other Evergreen Fund which offers the same class of shares. See "By Exchange" under "How to Buy Shares" in the prospectus. Before you make an exchange, you should read the prospectus of the Evergreen Fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time.

Automatic Reinvestment

         As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares. However, ESC will automatically reinvest all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins. Uncashed or returned redemption checks will also be handled in the manner described above.

                                PRICING OF SHARES

Calculation of Net Asset Value

         The Fund calculates its NAV once daily on Monday through Friday, as described in the prospectus. The Fund will not compute its NAV on the days the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Evergreen reserves the right to adjust the closing time to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

         The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

         Current values for the Fund's portfolio securities are determined as follows:

         (1) Securities that are traded on an established securities exchange or the over-the-counter National Market System (NMS) are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred.

         (2) Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

         (3) Short-term investments maturing in more than 60 days, for which market quotations are readily available, are valued at current market value.

         (4) Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market.

         (5) Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor's opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

         (6) Municipal bonds are valued by an independent pricing service at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue.

         Foreign securities are generally valued on the basis of valuations provided by a pricing service, approved by the Trust's Board of Trustees, which uses information with respect to transactions in such securities, quotations from broker-dealers, market transactions in comparable securities, and various relationships between securities and yield to maturity in determining value.

                            PERFORMANCE CALCULATIONS

Average Annual Total Return

         Described below are the total return calculations the Fund may use from time to time in advertisements.

Return Before Taxes

         Total return quotations for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return:

                                P(1+T)n = ERV
Where:

         P =  initial payment of $1,000.
         T =  average annual total return.
         n =  number of years.
         ERV = ending redeemable value of the initial $1,000.

Return After Taxes on Distributions

         Total return quotations, less the taxes due on distributions, for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment, all dividends and distributions are added, less the taxes due on such distributions, and all recurring fees charged to all shareholder accounts are deducted. To calculate the taxes due on distributions, the highest marginal federal income tax rate in effect on the reinvestment date is used. The after-tax quotations do not reflect the effect of state and local taxes. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return after taxes on distributions:

                                P(1+T)n = ATV D

Where:
         P = initial payment of $1,000.
         T = average annual total return (after taxes on distributions). n = number of years.
         ATVD = ending redeemable value of
                the initial $1,000, after taxes on
                fund distributions but not after
                taxes on redemption.

Return After Taxes on Distributions and Redemption

         Total return quotations, less taxes due on distributions and redemption, for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment, all dividends and distributions are added, less taxes due on such distributions and redemption, and all recurring fees charged to all shareholder accounts are deducted. To calculate taxes due on distributions, the highest marginal federal income tax rate in effect on the reinvestment date is used. To calculate taxes due on redemptions, returns are adjusted to reflect the effect of capital gains taxes resulting from the redemption offset by the tax benefit from capital losses resulting from the redemption. Capital gains taxes, or the benefit resulting from tax losses, are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The after-tax quotations do not reflect the effect of state and local taxes. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return after taxes on distributions and redemption:

                                P(1+T)n = ATV DR

Where:
         P = initial payment of $1,000.
         T =  average annual total return (after taxes on distributions and redemptions).
         n =  number of years.
         ATVDR = ending redeemable value of
                 the initial $1,000, after taxes on
                 fund distributions and redemption.

Yield

         Described below are yield calculations the Fund may use. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields based on these calculations do not represent the Fund's yield for any future period.

30-Day Yield

         If the Fund invests primarily in bonds, it may quote its 30-day yield in advertisements or in reports or other communications to shareholders. It is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                      Yield = 2[(a-b+1)6 - 1]
                                 cd
Where:
         a = Dividends and interest earned during the period b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
         d = The maximum offering price per share on the last day of the period

7-Day Current and Effective Yield

         If the Fund invests primarily in money market instruments, it may quote its 7-day current yield or effective yield in advertisements or in reports or other communications to shareholders.

         The current yield is calculated by determining the net change, excluding capital changes and income other than investment income, in the value of a hypothetical, pre-existing account having a balance of one share at the beginning of the 7-day base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

         The effective yield is based on a compounding of the current yield, according to the following formula:

              Effective Yield = [(base period return + 1)365/7] - 1

Tax Equivalent Yield

         If the Fund invests primarily in municipal bonds, it may quote in advertisements or in reports or other communications to shareholders a tax equivalent yield, which is what an investor would generally need to earn from a fully taxable investment in order to realize, after income taxes, a benefit equal to the tax free yield provided by the Fund. Tax equivalent yield is calculated using the following formula:

                                           Yield
                Tax Equivalent Yield = ______________
                                       1-Income Tax Rate

         The quotient is then added to that portion, if any, of the Fund's yield that is not tax exempt. Depending on the Fund's objective, the income tax rate used in the formula above may be federal or a combination of federal and state.

                              PRINCIPAL UNDERWRITER

         EDI is the principal underwriter for the Trust and with respect to each class of shares of the Fund. The Trust has entered into a Principal Underwriting Agreement (Underwriting Agreement) with EDI with respect to each class of the Fund. EDI is a subsidiary of The BISYS Group, Inc.

         EDI, as agent, has agreed to use its best efforts to find purchasers for the shares. EDI may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that EDI will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

         All subscriptions and sales of shares by EDI are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, current prospectuses and SAI. All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

         EDI has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. EDI has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EDI or any other person for whose acts EDI is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

         The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the "Independent Trustees"), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

         The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

         From time to time, if, in EDI's judgment, it could benefit the sales of shares, EDI may provide to selected broker-dealers promotional materials and selling aids, including, but not limited to, personal computers, related software, and data files.

                     DISTRIBUTION EXPENSES UNDER RULE 12b-1

         The Fund bears some of the costs of selling its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares ("Share Classes"), as applicable, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act. These 12b-1 fees are indirectly paid by the shareholder, as shown by the Fund's expense table in the prospectus. The
12b-1 fees are composed of distribution fees and service fees which are described further below.

         Under the Distribution Plans (each a "Plan," together, the "Plans") that the Fund has adopted for its Share Classes, other than Class I and Institutional, the Fund may incur expenses for 12b-1 fees up to a maximum annual percentage of the average daily net assets attributable to a class, as described below. Amounts paid under the Plans are used to compensate EDI pursuant to Distribution Agreements (each an "Agreement," together, the "Agreements") that the Fund has entered into with respect to its Share Classes, as applicable.

         -------------------------- --------------------------
                                      Current Maximum
             Class                 12b-1 Fees Allowed Under
                                        the Plans

          -------------------------- --------------------------
          -------------------------- --------------------------
                A                          0.75%(a)
          -------------------------- --------------------------
          -------------------------- --------------------------
                B                          1.00%
          -------------------------- --------------------------
          -------------------------- --------------------------
                C                          1.00%
          -------------------------- --------------------------
          -------------------------- --------------------------
                S                          0.75%(b)
          -------------------------- --------------------------
          -------------------------- --------------------------
                S1                         0.75%(b)
          -------------------------- --------------------------
          -------------------------- --------------------------
                Administrative             0.75%(c)
          -------------------------- --------------------------
          -------------------------- --------------------------
                Institutional Service      0.75%(d)
          -------------------------- --------------------------
          -------------------------- --------------------------
                Investor                   0.75%(e)
          ------------------------- --------------------------
          -------------------------- --------------------------
                Participant                0.75%(f)
          -------------------------- --------------------------
          -------------------------- --------------------------
                Reserve                    0.75%(g)
          -------------------------- --------------------------
          -------------------------- --------------------------
                Resource                   1.00%(h)
          -------------------------- --------------------------

         (a) Currently limited to 0.30% or less on Evergreen money market funds and 0.25% or less for all other Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

         (b) Currently limited to 0.60% or less on Evergreen money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

         (c) Currently limited to 0.05% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

         (d) Currently limited to 0.25% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See th eexpense table in the prospectus of the Fund in which you are interested.

         (e) Currently limited to 0.10% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

         (f) Currently limited to 0.50% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

         (g) Currently limited to 0.65% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

         (h) Currently limited to 0.80% or less on Evergreen institutional money market funds and Evergreen Cash Management Money Market Fund. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

         Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Fund's investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts. The Fund may not, during any fiscal period, pay 12b-1 fees greater than the amounts described in the chart above under "Current Maximum 12b-1 Fees Allowed Under the Plans." The Trustees may, without shareholder approval, increase the fees allowed under the Agreements up to the current maximum 12b-1 fees allowed under the Plans.

         The Agreements provide that EDI will use the distribution fees received from the Fund for the following purposes:

         (1) to compensate broker-dealers or other persons for distributing Fund shares;

         (2) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders; and

         (3)      to otherwise promote the sale of Fund shares.

         The Agreements also provide that EDI may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares. EDI may assign its rights to receive compensation under the Plans to secure such financings. Wachovia or its affiliates may finance payments made by EDI to compensate broker-dealers or other persons for distributing shares of the Fund.

         In the event the Fund acquires the assets of another mutual fund, compensation paid to EDI under the Agreements may be paid by EDI to the acquired fund's distributor or its predecessor.

         Since EDI's compensation under the Agreements is not directly tied to the expenses incurred by EDI, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses and may result in a profit to EDI. Distribution expenses incurred by EDI in one fiscal year that exceed the compensation paid to EDI for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

         Distribution fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, while at the same time permitting EDI to compensate broker-dealers in connection with the sale of such shares.

         Service fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares and are charged as class expenses, as accrued.

         Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

         The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EDI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         Each Plan and the Agreement will continue in effect for successive 12-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

         The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1 and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares.

         In the event that the Plan or Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EDI with respect to that class or classes, and (ii) the Fund would not be obligated to pay EDI for any amounts expended under the Agreement not previously recovered by EDI from distribution services fees in respect of shares of such class or classes through deferred sales charges.

         All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected. Any Plan or Agreement may be terminated (i) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or (ii) by EDI. To terminate any Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EDI. Any Agreement will terminate automatically in the event of its assignment. For more information about 12b-1 fees, see "Expenses" in the prospectus and "12b-1 Fees" under "Expenses" in Part 1 of this SAI.

SERVICE FEES AND COMMISSIONS PAID TO INVESTMENT FIRMS

Service Fees

         EDI will pay service fees to investment firms based on the average daily net asset value of Class A, Class B, Class C, Class S, Class S1, Administrative, Investor, Participant, Reserve, Resource and Institutional Service shares, as applicable, of a Fund which the investment firm has sold and which are issued and outstanding on the books of the Fund during each quarter, and which are registered in the names of customers for whom the investment firm is the dealer of record ("Eligible Shares").

         The rate of such service fees of a Fund for Class A and Institutional Service shares (excluding Evergreen money market funds, Evergreen
Short-Intermediate Municipal Bond Fund, Evergreen Equity Index Fund and Evergreen Adjustable Rate Fund) will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

         For Evergreen money market funds, the quarterly rate paid to investment firms for sales of Eligible Shares of Class A will be 0.075% or approximately 0.30% annually.

         For Evergreen Short-Intermediate Municipal Bond Fund and Evergreen Adjustable Rate Fund, the quarterly rate paid to investment firms for sales of Eligible Shares of Class A will be 0.025% or approximately 0.10% annually. For Evergreen Adjustable Rate Fund, this rate applies to sales made after January 1, 1997.

         The rate of service fees of a Fund with Administrative Shares will be calculated quarterly at the rate of 0.0125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.05% annually) during such quarter.

         The rate of service fees of a Fund with Investor Shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

         The rate of service fees of a Fund with Participant Shares will be calculated quarterly at the rate of 0.125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.50% annually) during such quarter.

         The rate of service fees of a Fund with Reserve Shares will be calculated quarterly at the rate of 0.1625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.65% annually) during such quarter.

         The rate of service fees of a Fund with Resource Shares will be calculated quarterly at the rate of 0.20% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.80% annually) during such quarter.

         The rate of service fees of a Fund with Class S and Class S1 Shares will be calculated quarterly at the rate of 0.15% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.60% annually) during such quarter.

         The rate of such service fees of a Fund for Class B shares will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

         EDI will pay service fees to investment firms based on the average daily net asset value of Class C shares of the Fund they have sold, provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the respective quarter and which are registered in the names of customers for whom the investment firm is the dealer of record ("Class C Eligible Shares"). Such service fees will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Class C Eligible Shares (approximately 0.25% annually).

         In any quarter in which total service fees earned by the investment firm on such Eligible Shares of all Funds are less than $50.00 in the aggregate, no service fees will be paid to the investment firm nor will such amounts be carried over for payment in a future quarter. Service fees will be paid within five business days after the end of the service commission period in the respective quarter. EDI will pay service fees only to the extent that such amounts have been paid to EDI by the Fund.

         No service fees are paid on sales of any Class I or Institutional shares of the Fund.

Commissions

         EDI pays commissions to investment firms for sales of Class A shares at the following rates:

             -------------------------------- --------------------------------
Equity Funds   Your Investment                  Dealer Commission as a %
                                                of NAV
             -------------------------------- --------------------------------
                Up to $49,999                    5.00%
              -------------------------------- --------------------------------
               -------------------------------- --------------------------------
                $50,000-$99,999                  4.25%
              -------------------------------- --------------------------------
              -------------------------------- --------------------------------
                $100,000-$249,999                3.25%
              -------------------------------- --------------------------------
             -------------------------------- --------------------------------
                $250,000-$499,999                2.00%
             -------------------------------- --------------------------------
             -------------------------------- --------------------------------
                $500,000-$999,999                1.75%
             -------------------------------- --------------------------------
             -------------------------------- --------------------------------
                $1,000,000-$2,999,999            1.00% of the first $2,999,999,
             -------------------------------- --------------------------------
             -------------------------------- --------------------------------
                $3,000,000-$4,999,999            0.50% of the next $2,000,000,
             -------------------------------- --------------------------------
             -------------------------------- --------------------------------
                $5,000,000 or greater            0.25% of amounts equal to or
                                                 over $5,000,000*
              -------------------------------- --------------------------------
              * Evergreen  Equity Index Fund pays 0.25% to investment firms for all amounts over $1,000,000.

              -------------------------------- --------------------------------
Long-term Bond Funds   Your Investment          Dealer Commission as a % of NAV
              -------------------------------- --------------------------------
              -------------------------------- --------------------------------
                       Up to $49,999                    4.25%
              -------------------------------- --------------------------------
              -------------------------------- --------------------------------
                       $50,000-$99,999                  4.25%
              -------------------------------- --------------------------------
              -------------------------------- --------------------------------
                       $100,000-$249,999                3.25%
              -------------------------------- --------------------------------
              -------------------------------- --------------------------------
                       $250,000-$499,999                2.00%
              -------------------------------- --------------------------------
              -------------------------------- --------------------------------
                       $500,000-$999,999                1.75%
              -------------------------------- --------------------------------
              -------------------------------- --------------------------------
                       $1,000,000-$2,999,999            1.00% of the first
                                                        $2,999,999,
              -------------------------------- --------------------------------
              -------------------------------- --------------------------------
                       $3,000,000-$4,999,999            0.50% of the next
                                                        $2,000,000,
              -------------------------------- --------------------------------
              -------------------------------- --------------------------------
                       $5,000,000 or greater            0.25% of amounts equal
                                                        to or over $5,000,000
              -------------------------------- --------------------------------

              -------------------------------- --------------------------------
Short-term Bond Funds   Your Investment        Dealer Commission as a % of NAV
              -------------------------------- --------------------------------
              -------------------------------- --------------------------------
                      Up to $49,999                    2.75%
               -------------------------------- --------------------------------
               -------------------------------- --------------------------------
                      $50,000-$99,999                  2.75%
               -------------------------------- --------------------------------
               -------------------------------- --------------------------------
                      $100,000-$249,999                2.25%
               -------------------------------- --------------------------------
               -------------------------------- --------------------------------
                      $250,000-$499,999                1.75%
               -------------------------------- --------------------------------
               -------------------------------- --------------------------------
                      $500,000-$999,999                1.25%
               -------------------------------- --------------------------------
               -------------------------------- --------------------------------
                      $1,000,000-$2,999,999            0.50% of the first
                                                       $2,999,999,
              -------------------------------- --------------------------------
              -------------------------------- --------------------------------
                      $3,000,000 or greater            0.25% of amounts equal
                                                       to or over $3,000,000**
              -------------------------------- --------------------------------
              ** Evergreen Adjustable Rate Fund pays 0.25% to investment firms for all amounts over $1,000,000.

         EDI pays commissions, also referred to as a Dealer Allowance, to investment firms for sales of Class B shares in the amount of 4.00% of shares sold at the time of purchase.

         EDI pays commissions to investment firms for sales of Class C shares in the amount of 2.00% of shares sold at the time of purchase. Alternatively, EDI pays commissions to Merrill Lynch Investment Manager, L.P. and Morgan Stanley DW Inc. for sales of Class C shares in the amount of 1.00% of shares sold at the time of purchase.

         EDI will also pay subsequent commissions to investment firms for sales of Class C shares based on the average daily net asset value of Class C shares of the Fund sold provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the calendar quarter and which are registered in the names of customers for whom the investment firm is the dealer of record ("Eligible Shares"). Such commissions will be calculated quarterly at the rate of 0.1875% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.75% annually) during such quarter. Such commissions will be paid by the twentieth day of the month before the end of the respective quarter. Such commissions will continue to be paid to the investment firm quarterly so long as aggregate payments do not exceed applicable NASD limitations and other governing regulations.

         No commissions are paid on sales of any Class I, Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares of a Fund.

                                 TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

         The Fund intends to qualify for and elect the tax treatment applicable to regulated investment companies (RIC) under Subchapter M of the Code. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year,
(a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting such distribution requirements.

Taxes on Distributions

         Unless the Fund is a municipal bond or municipal money market fund, distributions will be taxable to shareholders whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

         To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short-term capital gains, if any). The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income. Unless the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations. The Fund will inform shareholders of the amounts that so qualify. If the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations.

         From time to time, the Fund will distribute the excess of its net long-term capital gains over its short-term capital loss to shareholders (i.e., capital gain dividends). For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long-term capital gains. Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares.

         Distributions by the Fund reduce its NAV. A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital. In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital. Nevertheless, the shareholder may incur taxes on the distribution. Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

         If more than 50% of the value of the Fund's total assets at the end of a fiscal year is represented by securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments. The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

Special Tax Information for Shareholders of Municipal Bond or Municipal Money Market Funds

         The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income. In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax-exempt obligations at the close of each quarter. An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

         Any shareholder of the Fund who may be a "substantial user" (as defined by the Code, as amended) of a facility financed with an issue of tax-exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

         Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax-exempt, will be treated as a tax preference item for alternative minimum tax purposes. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

         Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends. Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long-term capital gains received by the shareholder.

Taxes on The Sale or Exchange of Fund Shares

         Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets. Capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 20% for an individual. Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares. The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares. Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long-term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

         Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a federal income tax backup withholding requirement at the rate of 30% in 2003 and slightly lesser in subsequent years on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

Other Tax Considerations

     The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund. Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.


                                    BROKERAGE

Brokerage Commissions

         If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

         If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

         Masters Fund may incur higher brokerage costs than would be the case if a single investment advisor or sub-advisor were managing the entire portfolio.

Selection of Brokers

         When buying and selling portfolio securities, the advisor seeks brokers who can provide the most benefit to the Fund. When selecting a broker, the investment advisor will primarily look for the best price at the lowest commission, but in the context of the broker's:

         1.       ability to provide the best net financial result to the Fund;
         2.       efficiency in handling trades;
         3.       ability to trade large blocks of securities;
         4.       readiness to handle difficult trades;
         5.       financial strength and stability; and
         6. provision of "research services," defined as (a) reports and analyses concerning issuers, industries, securities and economic factors and (b) other information useful in making investment decisions.

         The Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above, including Wachovia Securities, Inc., an affiliate of the Fund's investment advisor. Pursuant to
Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided. Research services provided by a broker to the investment advisor do not replace, but supplement, the services the investment advisor is required to deliver to the Fund. It is impracticable for the investment advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

         When selecting a broker for portfolio trades, the investment advisor may also consider the amount of Fund shares a broker has sold, subject to the other requirements described above.

     Wachovia Securities, Inc., an affiliate of the Fund's investment advisor and a member of the New York and American Stock Exchanges, may, effect portfolio transactions on those exchanges for the Fund. Wachovia Securities, Inc., is a wholly owned subsidiary of Wachovia Corporation, the Fund's investment advisor's parent.

Simultaneous Transactions

         The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.

                                  ORGANIZATION

         The following is qualified in its entirety by reference to the Trust's Declaration of Trust.

Description of Shares

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable.

Voting Rights

         Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of "NAV" applicable to such share. Shares generally vote together as one class on all matters. Classes of shares of the Fund have equal voting rights. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

         After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law (for such reasons as electing or removing Trustees, changing fundamental policies, and approving advisory agreements or 12b-1 plans), unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

Limitation of Trustees' Liability

         The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Code of Ethics

         The Trust and its various investment advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act ("Code of Ethics"). Each of these Codes of Ethics permits Fund personnel to invest in securities for their own accounts and is on file with, and available from, the SEC.

                          INVESTMENT ADVISORY AGREEMENT

         On behalf of the Fund, the Trust has entered into an investment advisory agreement with the Fund's investment advisor (the "Advisory Agreement"). Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund (unless the Fund is Evergreen Masters Fund) investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

         If the Fund is Evergreen Masters Fund, the Advisory Agreement is similar to the above except that the investment advisor selects sub-advisors (hereinafter referred to as "Managers") for the Fund and monitors each Manager's investment program and results. The investment advisor has primary responsibility under the multi-manager strategy to oversee the Managers, including making recommendations to the Trust regarding the hiring, termination and replacement of Managers.

          The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see "Expenses" in Part 1 of this SAI.

         The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

         In approving the renewal of the existing investment advisory agreement of each Fund, the Board of Trustees reviewed, on a Fund by Fund basis, the management fees and other expenses and compared the data to that of Funds of comparable size and investment objectives in the Lipper peer group. In addition, the Board of Trustees considered its discussions with management on the personnel and resources committed to management of the Fund and the nature and quality of the service provided to the Fund. In reviewing the overall profitability of the management fee to the Fund's investment advisor, the Board of Trustees also considered the fact that affiliates provide transfer agency and administrative services to the Fund for which they receive compensation.

Managers (Evergreen Masters Fund only)

         Evergreen Masters Fund's investment program is based upon the investment advisor's multi-manager concept. The investment advisor allocates the Fund's portfolio assets on an equal basis among a number of investment management organizations - currently four in number - each of which employs a different investment style, and periodically rebalances the Fund's portfolio among itself and the Managers so as to maintain an approximate equal allocation of the portfolio among them throughout all market cycles. Each Manager provides these services under a Portfolio Management Agreement. Each Manager has discretion, subject to oversight by the Trustees and the investment advisor, to purchase and sell portfolio assets consistent with the Fund's investment objectives, policies and restrictions and specific investment strategies developed by the investment advisor. Evergreen Investment Management Company, LLC (EIMC) is the Fund's investment advisor and manages a portion of the Fund's portfolio. Along with EIMC, the Fund's current Managers, MFS Institutional Advisors, Inc., OppenheimerFunds, Inc. and Marsico Capital Management, LLC also manage portions of the Fund's portfolio.

         The Trust and EIMC have received an order from the SEC that permits the investment advisor to employ a "manager of managers" strategy in connection with its management of the Fund. The exemptive order permits the investment advisor, subject to certain conditions, and without shareholder approval, to: (a) select new Managers who are unaffiliated with the investment advisor with the approval of the Trust's Board of Trustees; (b) change the material terms of the Portfolio Management Agreements with the Managers; and (c) continue the employment of a Manager after an event which would otherwise cause the automatic termination of a Portfolio Management Agreement. Shareholders would be notified of any Manager changes. Shareholders have the right to terminate arrangements with a Manager by vote of a majority of the outstanding shares of the Fund. The order also permits the Fund to disclose the Managers' fees only in the aggregate.

Transactions Among Advisory Affiliates

         The Trust has adopted procedures pursuant to Rule 17a-7 of the 1940 Act ("Rule 17a-7 Procedures"). The Rule 17a-7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of Wachovia Corporation is an investment advisor. The Rule 17a-7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of Wachovia Corporation is an investment advisor. The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.

                             MANAGEMENT OF THE TRUST

         The Trust is supervised by a Board of Trustees that is responsible for representing the interest of the shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services. See "Expenses-Trustee Compensation" in Part 1 of this SAI.

         The Trust has an Executive Committee which consists of the Chairman of the Board, Michael S. Scofield, K. Dun Gifford and Russell A. Salton, III, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings and acts on routine matters between scheduled Board meetings. For the fiscal year ended November 30, 2002, the Executive Committee held nine committee meetings. The Executive Committee may solicit suggestions for persons to fill vacancies on the Boards of Trustees from such sources as they deem appropriate, including EIMC. Nominations by shareholders will not be considered. The Trustees will consider such nominations at the next regularly scheduled Board meeting.

         The Trust has an Audit Committee which consists of the Chairman of the Committee, K. Dun Gifford, Charles A. Austin, III, Gerald M. McDonnell and Dr. Russell A. Salton, III, each of whom is an Independent Trustee. The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that it deems appropriate. For the fiscal year ended November 30, 2002, the Audit Committee held four committee meetings.

     The Trust has a Performance Committee which consists of the Chairman of the Committee, Richard J. Shima, Dr. Leroy Keith, David M. Richardson, William W. Pettit and Richard Wagoner. The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisors to the Evergreen funds, reviews the performance of the other service providers to the Evergreen funds, and assesses the performance of the Evergreen funds. For the fiscal year ended November 30, 2002, the Performance Committee held four committee meetings.

         Set forth below are the Trustees of each of the nine Evergreen Trusts. Unless otherwise indicated, the address for each Trustee is 200 Berkeley Street, Boston, Massachusetts 02116.

Independent Trustees:


-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                                                                   Number of
                                                                                                  Portfolios           Other

        Name and                        Beginning                                                 Overseen in      Directorships
      Date of Birth         Position     Year of       Principal Occupations for Last Five      Evergreen Funds     held outside
                              with       Term of                      Years                      Complex as of      of Evergreen
                             Trust       Office*                                                  12/31/2002       Funds Complex

-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Investment Counselor, Anchor Capital
                                                     Advisors, Inc. (investment advice);
                                                     Director, The Andover Companies
                                                     (insurance); Trustee, Arthritis
                                                     Foundation of New England; Director,
                                                     The Francis Ouimet Society; Former
Charles A. Austin III                                Investment Counselor, Appleton
DOB: 10/23/1934                                      Partners, Inc. (investment advice);
                                                     Former Director, Health Development

                            Trustee        1991      Corp. (fitness-wellness centers);                108               None
                                                     Former Director, Mentor Income Fund,
                                                     Inc.; Former Trustee, Mentor Funds and
                                                     Cash Resource Trust.

-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Chairman   and   President,
                                                     Oldways   Preservation  and
                                                     Exchange Trust (education);
                                                     Trustee,    Treasurer   and
                                                     Chairman   of  the  Finance
                                                     Committee,        Cambridge
                                                     College;   Former  Managing
                                                     Partner,  Roscommon Capital
                                                     Corp.;

K. Dun Gifford                                       Former Chairman of the Board, Director,
DOB: 10/23/1938                                      and Executive Vice President, The
                                                     London Harness Company (leather goods
                                                     purveyor); Former Chairman, Gifford,
                            Trustee        1974      Drescher & Associates (environmental             108               None
                                                     consulting); Former Director, Mentor
                                                     Income Fund, Inc.; Former Trustee,
                                                     Mentor Funds and Cash Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Partner, Stonington Partners, Inc.
                                                     (private investment firm); Trustee of
                                                     Phoenix Series Fund, Phoenix
                                                     Multi-Portfolio Fund, and The Phoenix
                                                     Big Edge Series Fund; Former Chairman
                                                     of the Board and Chief Executive
                                                     Officer, Carson Products Company                             Trustee,
Dr. Leroy Keith, Jr.                                 (manufacturing); Former Director of                          Phoenix Series
DOB: 2/14/1939                                       Phoenix Total Return Fund and Equifax,                       Fund, Phoenix
                                                     Inc. (worldwide information                                  Multi-Portfolio
                                                     management); Former President,                               Fund, and The
                            Trustee        1983      Morehouse College; Former Director,              108         Phoenix Big
                                                     Mentor Income Fund, Inc.; Former                             Edge Series Fund
                                                     Trustee, Mentor Funds and Cash Resource
                                                     Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------






-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Sales Manager, SMI STEEL Co. - South
                                                     Carolina (steel producer); Former Sales

Gerald M. McDonnell                                  and Marketing Management, Nucor Steel
DOB: 7/14/1939                                       Company; Former Director, Mentor Income
                            Trustee        1988      Fund, Inc.; Former Trustee, Mentor               108               None
                                                     Funds and Cash Resource Trust.

-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Partner and Vice President, Kellam &
                                                     Pettit, P.A. (law firm); Former
William Walt Pettit                                  Director, Mentor Income Fund, Inc.;
DOB: 8/26/1955              Trustee        1984      Former Trustee, Mentor Funds and Cash            108               None
                                                     Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     President, Richardson, Runden & Company
                                                     (recruitment business
                                                     development/consulting company);
                                                     Managing Director, Kennedy Information,
                                                     Inc. (executive recruitment information
                                                     and research company); Trustee, NDI
                                                     Technologies, LLP (communications);
David M. Richardson                                  Director, J&M Cumming Paper Co. (paper
DOB: 9/19/1941                                       merchandising); Columnist, Commerce and
                                                     Industry Association of New Jersey;
                                                     Former Vice Chairman, DHR

                            Trustee        1982      International, Inc. (executive                   108               None
                                                     recruitment); Former Director, Mentor
                                                     Income Fund, Inc.; Former Trustee,
                                                     Mentor Funds and Cash Resource Trust.
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
Dr. Russell A. Salton,      Trustee        1984      President/CEO, AccessOne MedCard;                108               None
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------




-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Attorney, Law Offices of Michael S.
Michael S. Scofield                                  Scofield; Former Director, Mentor
DOB: 2/20/1943                                       Income Fund, Inc.; Former Trustee,
                            Trustee        1984      Mentor Funds and Cash Resource Trust.            108               None
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Independent Consultant; Director, Trust
                                                     Company of CT; Trustee, Saint Joseph
                                                     College (CT); Director of Hartford
                                                     Hospital, Old State House Association;
                                                     Trustee, Greater Hartford YMCA; Former

Richard J. Shima                                     Director of Enhance Financial Services,
DOB: 8/11/1939                                       Inc.; Former Director of CTG Resources,
                                                     Inc. (natural gas); Former Director,
                                                     Middlesex Mutual Assurance Company;
                            Trustee        1993      Former Director, Mentor Income Fund,             108               None
                                                     Inc.; Former Trustee, Mentor Funds and
                                                     Cash Resource Trust.

-------------------------- ----------- ------------- ----------------------------------------- ------------------ -----------------





Interested Trustee:

------------------------ ------------- ------------- ----------------------------------------- ------------------ -----------------
                                                     Member and Former President, North
                                                     Carolina Securities Traders
                                                     Association; Member, Financial Analysts
                                                     Society; Former Chief Investment

Richard K. Wagoner,                                  Officer, Executive Vice President and
CFA**                                                Head of Capital Management Group, First
DOB: 12/12/1937                                      Union National Bank; Former Consultant
                                                     to the Boards of Trustees of the
                           Trustee         1999      Evergreen funds; Former Member, New              108               None
                                                     York Stock Exchange; Former Trustee,
                                                     Mentor Funds and Cash Resource Trust.
------------------------ ------------- ------------- ----------------------------------------- ------------------ -----------------

* Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office.

** Mr. Wagoner is an "interested person" of the funds because of his ownership of shares in Wachovia Corporation, the parent to the funds' investment advisor.

Trustee Ownership of Evergreen funds shares

         Set forth below are the names of the Evergreen funds in which the Trustees are invested, including the dollar range of their investment in each Fund and the aggregate dollar range of their investment in the Evergreen fund complex, as of December 31, 2002.

----------------------------- ---------------------------------------------- -------------------- --------------------
                                                                                                   Aggregate Dollar

          Trustee             Fund                                             Dollar Range of         Range of
                                                                             Investment in Fund     Investments in

                                                                                                    Evergreen Funds
                                                                                                        Complex

----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
Charles A. Austin III *       Evergreen Health Care Fund                     $1-$10,000           Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Money Market Fund                    $50,001-$100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Omega Fund                           $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Technology Fund                      $1-$10,000
----------------------------- ---------------------------------------------- -------------------- --------------------
============================= ============================================== ==================== ====================
Dun K. Gifford*               None**
============================= ============================================== ==================== ====================
============================= ============================================== ==================== ====================
Dr. Leroy Keith, Jr.          None
============================= ============================================== ==================== ====================
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Capital Growth Fund                  $1-$10,000
Gerald M. McDonnell *                                                                             $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Emerging Markets Growth Fund         $1-$10,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Health Care Fund                     $1-$10,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Technology Fund                      $1-$10,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Value Fund                           $1-$10,000
============================= ============================================== ==================== ====================
============================= ============================================== ==================== ====================
William Walt Pettit *         Evergreen Aggressive Growth Fund               $1-$10,000           $10,001-$50,000
============================= ---------------------------------------------- -------------------- ====================
============================= ---------------------------------------------- -------------------- ====================
                              Evergreen Emerging Markets Growth Fund         $1-$10,000
============================= ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Global Leaders Fund                  $1-$10,000
============================= ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Growth and Income Fund               $1-$10,000
============================= ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Money Market Fund                    $1-$10,000
============================= ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Value Fund                           $1-$10,000
============================= ---------------------------------------------- -------------------- --------------------
============================= ============================================== ==================== ====================
David M. Richardson           Evergreen Equity Index Fund                    $10,001-$50,000      $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Omega Fund                           $10,001-$50,000
============================= ============================================== ==================== ====================
============================= ============================================== ==================== ====================
Dr. Russell A. Salton, III *  None
============================= ============================================== ==================== ====================





============================= ============================================== ==================== ====================
Michael S. Scofield *         Evergreen Aggressive Growth Fund               $1-$10,000           Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Balanced Fund                        $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Core Bond Fund                       $50,001-$100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Equity Index Fund                    $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Omega Fund                           $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Short Intermediate Bond Fund         $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Treasury Money Market Fund           Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Value Fund                           $1-$10,000
----------------------------- ---------------------------------------------- -------------------- --------------------
============================= ============================================== ==================== ====================
                              Evergreen Connecticut Municipal Bond Fund      $50,001-$100,000
Richard J. Shima                                                                                  Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen International Growth Fund            $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Omega Fund                           $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Tax Strategic Foundation Fund        $50,001-$100,000
============================= ============================================== ==================== ====================
----------------------------- ---------------------------------------------- -------------------- --------------------
Richard K. Wagoner            Evergreen Emerging Growth Fund                 $50,001-$100,000     Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Money Market Fund                    $10,001-$50,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Omega Fund                           $50,001-$100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Small Cap Value Fund                 Over $100,000
----------------------------- ---------------------------------------------- -------------------- --------------------
----------------------------- ---------------------------------------------- -------------------- --------------------
                              Evergreen Value Fund                           $50,001-$100,000
----------------------------- ---------------------------------------------- -------------------- --------------------

* In addition to the above investment amounts, the Trustee has over $100,000 indirectly invested in certain of the Evergreen funds through Deferred Compensation Plans.

** In January 2003, Mr. Gifford made an investment of $10,001 - $50,000 in the Evergreen Money Market Fund.

         Set forth below are the officers of each of the nine Evergreen Trusts.

-------------------------------- ------------------------ -------------------------------------------------------------

         Name, Address             Position with Trust              Principal Occupation for Last Five Years
       and Date of Birth

-------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------

William M. Ennis                 President                President and Chief Executive Officer, Evergreen Investment
401 S. Tryon, 12th Floor                                  Company, Inc and Chief Operating Officer, Capital
Charlotte, NC 28288                                       Management Group, Wachovia Bank, N.A.
DOB: 6/26/1960

-------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------

-------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------

Michael H. Koonce                Secretary                Senior Vice President and General Counsel, Evergreen
200 Berkeley Street                                       Investment Services, Inc.; Senior Vice President and
Boston, MA 02116                                          Assistant General Counsel, Wachovia Corporation; former
DOB: 4/20/1960                                            Senior Vice President and General Counsel, Colonial
                                                          Management Associates, Inc.; former Vice President and
                                                          Counsel, Colonial Management Associates, Inc.

-------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------

Nimish S. Bhatt                 Vice  President and       Vice President, Tax, BISYS Fund Services; former Assistant
BISYS                           Assistant  Treasurer      Vice President, EAMC/First Union National Bank; former
3435 Stelzer Road                                         Senior Tax Consulting/Acting Manager, Investment Companies
Columbus, OH  43219-8001                                  Group, PricewaterhouseCoopers LLP, New York.
DOB: 6/6/1963

-------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------

Bryan Haft                       Vice President           Team Leader, Fund Administration, BISYS Fund Services.
BISYS
3435 Stelzer Road
Columbus, OH 43219-8001
DOB: 1/23/1965

-------------------------------- ------------------------ -------------------------------------------------------------

                      CORPORATE AND MUNICIPAL BOND RATINGS

         The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns. A rating is an opinion of an issuer's ability to pay interest and/or principal when due. Ratings reflect an issuer's overall financial strength and whether it can meet its financial commitments under various economic conditions.

         If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

         The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody's. The Fund may also rely on ratings provided by Fitch. Rating systems are similar among the different services. As an example, the chart below compares basic ratings for long-term bonds. The "Credit Quality" terms in the chart are for quick reference only. Following the chart are the specific definitions each service provides for its ratings.

                      COMPARISON OF LONG-TERM BOND RATINGS

================= ================ =============== ========================

     MOODY'S           S&P              FITCH           Credit Quality

================= ================ =============== =======================
----------------- ---------------- --------------- ------------------------

     Aaa               AAA              AAA           Excellent Quality
                                                      (lowest risk)
----------------- ---------------- --------------- ------------------------
----------------- ---------------- --------------- ------------------------
     Aa                AA               AA            Almost Excellent
                                                      Quality (very low risk)
----------------- ---------------- --------------- ------------------------
----------------- ---------------- --------------- ------------------------
     A                 A                A             Good Quality (low risk)
----------------- ---------------- --------------- ------------------------
----------------- ---------------- --------------- ------------------------
     Baa               BBB              BBB           Satisfactory Quality
                                                      (some risk)
----------------- ---------------- --------------- ------------------------
 ----------------- ---------------- --------------- ------------------------
     Ba                BB               BB            Questionable Quality
                                                      (definite risk)
----------------- ---------------- --------------- ------------------------
----------------- ---------------- --------------- ------------------------
     B                 B                B             Low Quality (high risk)
----------------- ---------------- --------------- ------------------------
----------------- ---------------- --------------- ------------------------
     Caa/Ca/C          CCC/CC/C         CCC/CC/C      In or Near Default
----------------- ---------------- --------------- ------------------------
----------------- ---------------- --------------- ------------------------

                       D                DDD/DD/D      In Default
================= ================ =============== ========================


                                 CORPORATE BONDS

                                LONG-TERM RATINGS

Moody's Corporate Long-Term Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e. they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action. An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

     DDD, DD, D Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, DD indicates expected recovery of 50%-90% of such outstandings, and D the lowest recovery potential, i.e. below 50%.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.

                          CORPORATE SHORT-TERM RATINGS

Moody's Corporate Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics.

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o        On the day an interest and/or principal payment is due and is not paid.
         An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.


                                 MUNICIPAL BONDS

                                LONG-TERM RATINGS

Moody's Municipal Long-Term Bond Ratings

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. DD designates lower recovery potential and D the lowest.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.

                          SHORT-TERM MUNICIPAL RATINGS

Moody's Municipal Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidence by many of the following characteristics.

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's Municipal Short-Term Loan Ratings

MIG 1 This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 This designation denotes favorable quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG This designation denotes speculative quality. Debt instruments in this category may lack margins of protection.

S&P Commercial Paper Ratings

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated B are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2   Satisfactory   capacity  to  pay  principal   and  interest,   with  some
vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

                             ADDITIONAL INFORMATION

         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EDI, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

                       EVERGREEN SELECT MONEY MARKET TRUST

                                     PART C

                                OTHER INFORMATION

Item 15. Indemnification.

     Insofar as indemnification for liability arising under the Securities as of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnifications is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The response to this item is incorporated by reference to the sub-caption "Liability and Indemnification of Trustees" under the caption "Information on Shareholders' Rights" in Part A of this Registration Statement.

Item 16. Exhibits:

     1. Declaration of Trust. Incorporated by reference to Evergreen Select Money Market Trust's Registration Statement on Form N-1A filed on October 8, 1997, Registration No. 333-37227.

     2. Bylaws. Incorporated by reference to Evergreen Select Money Market Trust's Registration Statement Amendment No. 16 on Form N-1A filed on April 27, 2001, Registration No. 333-37227.

     3. Not applicable.

     4. Agreement   and  Plan  of   Reorganization.   Exhibit  A  to
Prospectus/Proxy Statement contained in Part A of this Registration Statement.

     5. Declaration of Trust of Evergreen Select Money Market Trust Articles II., III.6(c),IV.(3), IV.(8), V., VI., VII., and VIII and ByLaws Articles II., III., and VIII, included as part of Exhibits 1 and 2 of this Registration Statement.

     6. Investment Advisory Agreement between Evergreen Investment Management Company, LLC and Evergreen Select Money Market Trust. Incorporated by reference to Evergreen Select Money Market Trust's Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed on March 28, 2003, Registration No. 333-37227.

     7.(a) Underwriting Agreement between Evergreen Distributor, Inc. and Evergreen Select Money Market Trust for Institutional and Institutional Service shares. Incorporated by reference to Evergreen Select Money Market Trust's Post-Effective Amendment No. 25 the Registration Statement on Form N-1A filed on March 28, 2003, Registration No. 333-37227.

     7.(b) Underwriting Agreement between Evergreen Distributor, Inc. and Evergreen Select Money Market Trust for Administrative shares. Incorporated by reference to Evergreen Select Money Market Trust's Post-Effective Amendment No. 25 the Registration Statement on Form N-1A filed on March 28, 2003, Registration No. 333-37227.

     7.(c) Underwriting Agreement between Evergreen Distributor, Inc. and Evergreen Select Money Market Trust for Investor shares. Incorporated by reference to Evergreen Select Money Market Trust's Post-Effective Amendment No. 25 the Registration Statement on Form N-1A filed on March 28, 2003, Registration No. 333-37227.

     7.(d) Underwriting Agreement between Evergreen Distributor, Inc. and Evergreen Select Money Market Trust for Participant shares. Incorporated by reference to Evergreen Select Money Market Trust's Post-Effective Amendment No. 25 the Registration Statement on Form N-1A filed on March 28, 2003, Registration No. 333-37227.

     7.(e)  Underwriting  Agreement  between  Evergreen  Distributor,  Inc.  and
Evergreen Select Money Market Trust for Reserve shares. Incorporated by reference to Evergreen Select Money Market Trust's Post-Effective Amendment No. 25 the Registration Statement on Form N-1A filed on March 28, 2003, Registration No. 333-37227.

     7.(f) Underwriting Agreement between Evergreen Distributor, Inc. and Evergreen Select Money Market Trust for Resource shares. Incorporated by reference to Evergreen Select Money Market Trust's Post-Effective Amendment No. 25 the Registration Statement on Form N-1A filed on March 28, 2003, Registration No. 333-37227.

     8. Deferred Compensation Plan. Incorporated by reference to Evergreen Select Money Market Trust's Registration Statement Amendment No. 1 on Form N-1A filed on June 28, 2002, Registration No. 333-37227.

     9.(a) Agreement between State Street Bank and Trust Company and Evergreen Select Money Market Trust. Incorporated by reference to Evergreen Select Money Market Trust's Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on May 29, 1998, Registration No. 333-37227.

     9.(b) Letter Amendment to Custodian Agreement between State Street Bank and Trust Company and Evergreen Select Money Market Trust adding Prime Cash Management Money Market Fund. Incorporated by reference to Evergreen Select Money Market Trust's Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed on October 25, 2002, Registration No. 333-37227.

     10(a) Rule 12b-1 Distribution Plans for the Administrative Class. Incorporated by reference to Evergreen Select Money Market Trust's Post-Effective Amendment No. 25 filed on March 28, 2003, Registration No. 333-37227.

     10(b) Rule 12b-1 Distribution Plans for the Investor Class. Incorporated by reference to Evergreen Select Money Market Trust's Post-Effective Amendment No. 25 filed on March 28, 2003, Registration No. 333-37227.

     10(c) Rule 12b-1 Distribution Plans for the Institutional Service Class. Incorporated by reference to Evergreen Select Money Market Trust's Post-Effective Amendment No. 25 filed on March 28, 2003, Registration No. 333-37227.

     10(d) Rule 12b-1 Distribution Plans for the Participant Class. Incorporated by reference to Evergreen Select Money Market Trust's Post-Effective Amendment No. 25 filed on March 28, 2003, Registration No. 333-37227.

     10(e) Rule 12b-1 Distribution Plans for the Reserve Class. Incorporated by reference to Evergreen Select Money Market Trust's Post-Effective Amendment No. 25 filed on March 28, 2003, Registration No. 333-37227.

     10(f) Rule 12b-1 Distribution Plans for the Resource Class. Incorporated by reference to Evergreen Select Money Market Trust's Post-Effective Amendment No. 25 filed on March 28, 2003, Registration No. 333-37227.

     10(g) Multiple Class Plan. Incorporated by reference to Evergreen Select Money Market Trust's Registration Statement Amendment No. 19 on Form N-1A filed on October 25, 2001, Registration No. 333-37227.

     11. Opinion and Consent of Sullivan & Worcester LLP. Incorporated by reference to Evergreen Select Money Market Trust's Registration Statement on Form N-14AE filed on February 26, 2003, Registration No. 333-37227.

     12. Tax Opinion and Consent of Sullivan & Worcester LLP. Contained herein.

     13. Not applicable.

     14. Consent of KPMG LLP. Incorporated by reference to Evergreen Select Money Market Trust's Registration Statement on Form N-14AE filed on February 26, 2003, Registration No. 333-37227.

     15. Not applicable.

     16. Proxy Card. Contained herein.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by person who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)  Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act and the Investment Company Act the Trust has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 31st day of March 2003.

                                         EVERGREEN SELECT MONEY MARKET TRUST

                                         By: /s/ Michael H. Koonce

                                             -----------------------------
                                             Name: Michael H. Koonce
                                             Title: Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 31st day of March 2003.


/s/ William M. Ennis              /s/ Michael H. Koonce              /s/ Carol A. Kosel
-----------------------------     -----------------------------      ------------------------------
William M. Ennis*                  Michael H. Koonce*                Carol A. Kosel*
President                          Secretary                         Treasurer
(Chief Operating Officer)                                            (Principal Financial and Accounting
                                                                      Officer)

 /s/ Charles A. Austin, III       /s/ K. Dun Gifford                 /s/ William Walt Pettit
----------------------------      ----------------------------      ----------------------------------
Charles A. Austin III*            K. Dun Gifford*                   William Walt Pettit*
Trustee                           Trustee                           Trustee


/s/ Gerald M. McDonnell           /s/ Russell A. Salton, III MD      /s/ Richard J. Shima
-----------------------------    -----------------------------       ------------------------------
Gerald M. McDonnell*             Russell A. Salton, III MD*         Richard J. Shima*
Trustee                          Trustee                            Trustee


/s/ Michael S. Scofield           /s/ David M. Richardson            /s/ Richard K. Wagoner
------------------------------   ------------------------------     ---------------------------
Michael S. Scofield*              David M. Richardson*              Richard K. Wagoner*
Chairman of the Board             Trustee                           Trustee
and Trustee


/s/ Leroy Keith, Jr.
------------------------------
Leroy Keith, Jr.*
Trustee

*By: /s/ Maureen E. Towle

----------------------------
Maureen E. Towle
Attorney-in-Fact

         *Maureen E. Towle, by signing her name hereto, does hereby sign this document on behalf of each of the applicable above-named individuals pursuant to powers of attorney duly executed by such persons.

                                INDEX TO EXHIBITS


EXHIBIT NO.             EXHIBIT

12       Tax Opinion and Consent of Sullivan & Worcester, LLP
17       Proxy Card

                               SULLIVAN & WORCESTER LLP
                               1666 K STREET, N.W.
                               WASHINGTON, D.C. 20006
                               TELEPHONE: 202-775-1200
                               FACSIMILE: 202-293-2275

565 FIFTH AVENUE                            ONE POST OFFICE SQUARE
EIGHTEENTH FLOOR                            BOSTON, MASSACHUSETTS 02109
NEW YORK, NEW YORK 10017                    TELEPHONE: 617-338-2800
TELEPHONE: 212-486-8200                     FACSIMILE: 617-338-2880
FACSIMILE: 646-865-1494



                                                           March 31, 2003

Evergreen Prime Cash Management Money Market Fund
200 Berkeley Street
Boston, Massachusetts 02116

Evergreen Cash Management Money Market Fund
200 Berkeley Street
Boston, Massachusetts 02116

         Re:      Acquisition of Assets of Evergreen Cash Management Money
                  Market Fund

         Ladies and Gentlemen:

         You have asked for our opinion as to certain Federal income tax consequences of the transaction described below.

                           Parties to the Transaction

         Evergreen Cash Management Money Market Fund ("Target Fund") is a series of Evergreen Select Money Market Trust (the "Trust"), a Delaware business trust.

         Evergreen Prime Cash Management Money Market Fund ("Acquiring Fund") is also a series of the Trust.

                       Description of Proposed Transaction

         In the proposed transaction (the "Reorganization"), Acquiring Fund will acquire all of the assets of Target Fund in exchange for shares of Acquiring Fund of equivalent value and the assumption of the identified liabilities of Target Fund. Target Fund will then liquidate and distribute all of the Acquiring Fund shares which it holds to its shareholders pro rata in proportion to their shareholdings in Target Fund, in complete redemption of all outstanding shares of Target Fund, and promptly thereafter will proceed to dissolve.

                         Scope of Review and Assumptions

         In rendering our opinion, we have reviewed and relied upon the Agreement and Plan of Reorganization signed by the Trust with respect to and on behalf of Acquiring Fund and Target Fund dated as of February 28, 2003 (the "Reorganization Agreement") and on a prospectus/proxy statement to be dated April 11, 2003 and submitted to the Securities and Exchange Commission on or about March 31, 2003, which describes the proposed transactions, and on the information provided in such prospectus/proxy statement. We have relied, without independent verification, upon the factual statements made therein, and assume that there will be no change in material facts disclosed therein between the date of this letter and the date of the closing of the transaction. We further assume that the transaction will be carried out in accordance with the Reorganization Agreement.

                                 Representations

         Written representations, copies of which are attached hereto, have been made to us by the appropriate officers of Target Fund and Acquiring Fund, and we have without independent verification relied upon such representations in rendering our opinions.

                                    Opinions

         Based on and subject to the foregoing, and our examination of the legal authority we have deemed to be relevant, we have the following opinions:

         1. The transfer of all of the assets of Target Fund in exchange for shares of Acquiring Fund and assumption by Acquiring Fund of the identified liabilities of Target Fund followed by the distribution of said Acquiring Fund shares pro rata to the shareholders of Target Fund in liquidation of Target Fund will constitute a "reorganization" within the meaning of ss. 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), and Acquiring Fund and Target Fund will each be "a party to a reorganization" within the meaning of ss. 368(b) of the Code.

         2. No gain or loss will be recognized by Acquiring Fund upon the receipt of the assets of Target Fund solely in exchange for Acquiring Fund shares and the assumption by Acquiring Fund of the identified liabilities of Target Fund.

         3. No gain or loss will be recognized by Target Fund upon the transfer of its assets to Acquiring Fund in exchange for Acquiring Fund shares and the assumption by Acquiring Fund of the identified liabilities of Target Fund, or upon the distribution (whether actual or constructive) of such Acquiring Fund shares to the shareholders of Target Fund in exchange for their Target Fund shares.

         4. The shareholders of Target Fund will recognize no gain or loss upon the exchange of their Target Fund shares for Acquiring Fund shares in liquidation of Target Fund.

         5. The aggregate tax basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund shares received by each Target Fund shareholder will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided the Target Fund shares were held as a capital asset on the date of the Reorganization.

         6. The tax basis of the assets of Target Fund acquired by Acquiring Fund will be the same as the tax basis of those assets to the Target Fund immediately prior to the Reorganization, and the holding period of the assets of Target Fund in the hands of Acquiring Fund will include the period during which those assets were held by Target Fund.

         The foregoing opinions are based on the Code as in effect on the date hereof and administrative and judicial interpretations of it. No assurance can be given that the Code will not change or that such interpretations will not be revised or amended adversely, possibly with retroactive effect. This opinion letter is delivered to you in satisfaction of the requirements of Section 8.6 of the Reorganization Agreement. We hereby consent to the filing of this opinion as an exhibit to the Registration Statement on Form N-14 relating to the Reorganization and to use of our name and any reference to our firm in such Registration Statement or in the prospectus/proxy statement constituting a part thereof. In giving such consent, we do not thereby admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder.

                                    Very truly yours,

                                    /s/ SULLIVAN & WORCESTER LLP
                                    ------------------------------------
                                    SULLIVAN & WORCESTER LLP

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

          THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

                   PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN

                   YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

                  Please detach at perforation before mailing.

   - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                   EVERGREEN CASH MANAGEMENT MONEY MARKET FUND

                 A series of Evergreen Select Money Market Trust

                      PROXY FOR THE MEETING OF SHAREHOLDERS

                           TO BE HELD ON MAY 30, 2003


     The undersigned, revoking all Proxies heretofore given, hereby appoints Maureen E. Towle, Sally E. Ganem, Catherine F. Kennedy and Lloyd Lipsett or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of Evergreen Cash Management Money Market Fund, a series of Evergreen Select Money Market Trust, ("Cash Management Fund") that the undersigned is entitled to vote at the special meeting of shareholders of Cash Management Fund to be held at 10:00 a.m. Eastern time on May 30, 2003, at the offices of Evergreen funds, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034 and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present.

     NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

                               Date                 , 2003

                               ----------------------------------------

                               ----------------------------------------
                               Signature(s) and Title(s), if applicable

 - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - -  -

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EVERGREEN SELECT MONEY MARKET TRUST. THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF EVERGREEN EQUITY TRUST RECOMMENDS A VOTE FOR THE PROPOSALS. PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO NOT USE RED INK. EXAMPLE: X


     1. To approve an Agreement and Plan of Reorganization whereby Evergreen Prime Cash Management Money Market Fund ("Prime Cash Fund"), a series of Evergreen Select Money Market Trust will (i) acquire all of the assets of Evergreen Cash Management Money Market Fund ("Cash Management Fund") in exchange for shares of Prime Cash Fund; and (ii) assume the identified liabilities of Cash Management Fund, as substantially described in the accompanying Prospectus/Proxy Statement.

         ---- FOR        ---- AGAINST      ---- ABSTAIN


         2. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.

         ---- FOR        ---- AGAINST      ---- ABSTAIN

                                                            March 31, 2003



EDGAR Operations Branch
Division of Investment Management
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:      Evergreen Select Money Market Trust (the "Trust")
         Evergreen Prime Cash Management Money Market Fund
         Registration Statement on Form N-14AE
         CIK 0001046233
         File No. 333-103450

Ladies and Gentlemen:

Pursuant to the Securities Act of 1933, as amended and the General Rules and Regulations thereunder, enclosed for filing electronically is Post-Effective Amendment No. to the Registration Statement on Form N-14AE of Evergreen Select Money Market Trust (the "Trust"). This filing relates to the acquisition of the assets of Evergreen Cash Management Money Market Fund, a series of the Trust, by and in exchange for shares of Evergreen Prime Cash Management Money Market Fund, another series of the Trust.

         This Amendment is being filed pursuant to Rule 485(b) under the 1933 Act, (i) for the purpose of filing certain exhibits and (ii) to make such other non-material changes as the Trust may deem appropriate.

         To my knowledge, the Amendment does not contain disclosure that would render it ineligible to become effective pursuant to Rule 485(b).

         Any questions or comments with respect to this filing may be directed to the undersigned at (617) 210-3682.

                                         Very truly yours,

                                         /s/ Maureen E. Towle

                                         Maureen E. Towle, Esq.

Enclosures

cc: David Mahaffey, Esq.